UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 Third Avenue, New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2021

Item 1. Reports to Shareholders

ANNUAL REPORT December 31, 2021

VANECK®

Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
China Growth Leaders ETF	GLCN
ChiNext ETF	CNXT®
Egypt Index ETF	EGPT®
Indonesia Index ETF	IDX®
Israel ETF	ISRA™
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2021.

VANECK ETF TRUST

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

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VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

2

VANECK ETF TRUST

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

Market Review

All funds were to some extent affected by the wide market recovery during the year as the effects of COVID-19 generally subsided globally. The remedial measures, both financial and fiscal, taken by central governments around the world in response to the pandemic (including the asset purchasing program of the U.S. Federal Reserve), continued to sustain recovery. By the end of 2021, the extent of the recovery varied considerably country by country and region by region.

Africa

The financial and materials sectors were the greatest positive contributors to the performance of the VanEck Africa Index ETF, which returned 3.69% for the 12 month period. The consumer discretionary sector was by far the greatest detractor from performance. Geographically, South Africa, with an average weight of over 30%, was the top contributor to Fund returns. It was followed by Morocco and Kenya. The greatest detractor from performance, by country, was a Germany-based consumer discretionary company operating in Nigeria and several other African countries.

Brazil

Having hit a high toward the end of June 2021, small-cap Brazilian stocks proceeded to drop significantly by the end of the year. While the country’s economy had contracted slightly in the second quarter, in the third quarter, on the back of a drop in agricultural production, the country slipped into recession.1 The VanEck Brazil Small-Cap ETF lost 21.38% over the 12 month period under review.

Four sectors contributed positively to performance, with the materials sector contributing the most. However, the negative contribution from the consumer discretionary sector alone, with the largest average sector weighting during the year, significantly offsetting all positive contributions to performance.

China

The VanEck ChiNext ETF and the VanEck China Growth Leaders ETF displayed divergent performances during the year. While the former gained 8.21%, the latter lost 14.67%.

The VanEck ChiNext ETF offers exposure to more consumer, new economy sector names, many of which have also tended to be non-state owned enterprises. The industrial sector, with the second largest average sector weighting during the year, was the greatest contributor to performance, followed by the information technology sector with the largest such weighting. The healthcare and consumer staples sectors detracted the most from performance.

On December 10, 2021, the Fund’s investment objective changed from seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the SME-ChiNext 100 Index to seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the ChiNext Index. The ChiNext Index tracks the 100 largest and most liquid stocks listed and trading on the ChiNext Market of the Shenzhen Stock Exchange.

While the information technology sector contributed the most positively to the performance of VanEck China Growth Leaders ETF, its, together with the financial and utilities sectors’ positive contributions, were easily outweighed by the negative contribution of the consumer discretionary sector alone, the greatest detractor from performance.

Egypt

Having hit a high in mid-February, thereafter, Egyptian stocks fell to a low in mid-April. Over the following eight and a half months, however, as the country continued to recover from the effects of the COVID-19 pandemic2, they succeeded in recouping much of this loss and the VanEck Egypt Index ETF ended 2021 gaining 8.36%.

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VANECK ETF TRUST

MANAGEMENT DISCUSSION (unaudited) (continued)

The top three performing sectors were real estate, materials and communication services. Information technology and healthcare were the only two sectors to detract from performance. Small-cap companies, with the largest average weighting during the period under review, contributed the most to performance.

Indonesia

Indonesian stocks had somewhat of a roller coaster year in 2021. Having hit a high toward the end of January, they declined to a low at the end of July, only to claw their way back up, not least on the back of a third quarter current account surplus and improving economic output3. They ended the year slightly down with the VanEck Indonesia Index ETF registering a small loss of 1.65% for the 12 month period.

The greatest positive contribution to returns came from the communication services sector. The greatest negative contribution to returns came from the materials sector.

Israel

Following an excellent year in 2020, on an expected growth for the country of 7.1% for the year4, Israeli stocks performed well, once again, in 2021, with the VanEck Israel ETF gaining 10.20% in the 12 months period under review.

Over the period under review, the performance of the financial sector, with the second largest average weighting during 2021 made the greatest positive contribution to returns. The information technology sector, with the largest such weighting, detracted most from performance. Mid-cap companies made by far the greatest positive contribution to returns.

Russia

Russia’s economy rebounded strongly in 2021, recovering to above its pre-pandemic peak “with growth driven by a strong rebound in consumer demand5.” However, the VanEck Russia Small-Cap ETF and its peer investing in larger-cap Russian stocks, the VanEck Russia ETF recorded divergent returns. While the former ETF lost 3.28% for the year, the latter gained 18.74% over the same period.

Perhaps not surprisingly, the energy sector, which had the highest average weight in the portfolio, was by far the most significant contributor to performance of the VanEck Russia ETF and the communication services sector detracted the most. For the VanEck Russia Small-Cap ETF, the industrial sector were the most significant contributor to positive returns. The real estate sector was the greatest detractor from performance.

Vietnam

VanEck Vietnam ETF gained 22.52% in 2021. In contrast with most other Asia Markets, toward the end of November, the country’s benchmark stock index, the Vietnam Ho Chi Minh Stock Index, passed the 1,500 mark for the first time—a rise then of 36% on the year6. It proceeded to finish the year even higher.

Large-and mid-cap companies contributed the most to performance over the reporting period. Two sectors contributed the majority of positive returns: real estate and financial. Only the information technology and healthcare sectors detracted from performance.

* Returns based on the funds’ net asset values (NAVs).

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

1 France24: Brazil’s economy enters recession, December 2, 2021, https://www.france24.com/en/live-news/20211202-brazil-s-economy-enters-recession

2 The National News: Egyptian stock exchange market capitalisation up 12% in 2021, December 14, 2021, https://www.thenationalnews. com/business/2021/12/14/egyptian-stock-exchange-market-capitalisation-up-12-in-2021/

3 Reuters: Asian FX fall as dollar firms, Indonesia shares hit record high, November 19, 2021, https://www.reuters.com/markets/stocks/asian-fx-fall-dollar-firms-indonesia-shares-hit-record-high-2021-11-19/

4

4 NASDAQ: Israel economy to grow 7.1% in 2021 amid post-COVID rebound–FinMin, November 15, 2021, https://www.nasdaq.com/articles/israel-economy-to-grow-7.1-in-2021-amid-post-covid-rebound-finmin-2021-11-15

5 The World Bank: Amidst Strong Economic Rebound in Russia, Risks Stemming from COVID-19 and Inflation Build, Says World Bank Report, December 1, 2021, https://www.worldbank.org/en/news/press-release/2021/12/01/amidst-strong-economic-rebound-in-russia-risks-stemming-from-covid-19-and-inflation-build-says-world-bank-report

6 Reuters: Vietnam stocks hit new milestone in record run, November 25, 2021, https://www.reuters.com/markets/stocks/vietnam-stocks-hit-new-milestone-record-run-2021-11-25/

5

VANECK AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVAFKTR[1]	SPTR[2]
One Year	2.84%	3.69%	4.63%	28.71%
Five Year	3.98%	3.60%	4.83%	18.47%
Ten Year	0.69%	0.54%	1.83%	16.55%

[1]	MVIS® GDP Africa (MVAFKTR) Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa.

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the MVIS® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

6

VANECK BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBRFTR[1]	SPTR[2]
One Year	(20.41)%	(21.38)%	(20.47)%	28.71%
Five Year	3.68%	3.29%	4.03%	18.47%
Ten Year	(4.82)%	(4.85)%	(4.17)%	16.55%

[1]	MVIS® Brazil Small-Cap Index (MVBRFTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in or doing substantial business in Brazil.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

7

VANECK CHINA GROWTH LEADERS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MGCNGRNR[1]	SPTR[2]
One Year	(14.39)%	(14.67)%	(14.31)%	28.71%
Five Year	6.42%	6.44%	9.31%	18.47%
Ten Year	5.45%	5.98%	8.31%	16.55%

[1]	The MarketGrader China All-Cap Growth Leaders Index (MGCNGRNR) is a modified market capitalization weighted, float adjusted index designed to track Chinese companies that the index provider has determined exhibit favorable fundamental characteristics according to the index provider’s proprietary scoring methodology.

Index data as of October 31, 2018 for all periods presented reflect the CSI 300 Index (CSIH0749) stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

Effective May 1, 2020, MGCNGRNR replaced CSIH0749 as the Fund’s benchmark index. All index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

8

VANECK CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	SZ988107[1]	CNI6109[2]	SPTR[3]
One Year	9.08%	8.21%	9.12%	10.68%	28.71%
Five Year	13.08%	12.80%	15.11%	15.44%	18.47%
Life*	10.91%	10.91%	13.63%	13.85%	14.68%

*	Commencement of Fund: 7/23/14; First Day of Secondary Market Trading: 7/24/14.

[1]	The ChiNext Index (SZ988107) is a free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the ChiNext Market of the Shenzhen Stock Exchange. The ChiNext Index is comprised of China A-shares.

[2]	The SME-ChiNext Index (CNI6109) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

Effective December 10, 2021, SZ988107 replaced CNI6109 as the Fund’s benchmark index. All index history reflects a blend of the performance of the aforementioned indexes.

Index data as of October 1, 2015 for all periods presented reflect the CNI6109 stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[3]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

9

VANECK EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVEGPTTR[1]	SPTR[2]
One Year	11.24%	8.36%	10.80%	28.71%
Five Year	2.48%	2.73%	4.49%	18.47%
Ten Year	(0.86)%	(1.08)%	1.91%	16.55%

[1]	MVIS® Egypt Index (MVEGPTTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Egypt.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

10

INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVIDXTR[1]	SPTR[2]
One Year	(2.60)%	(1.65)%	(1.66)%	28.71%
Five Year	0.42%	0.43%	0.67%	18.47%
Ten Year	(1.63)%	(1.59)%	(1.11)%	16.55%

[1]	MVIS® Indonesia Index (MVIDXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Indonesia.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

11

VANECK ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	BLSNTR[1]	SPTR[2]
One Year	9.99%	10.20%	10.88%	28.71%
Five Year	13.84%	13.85%	14.31%	18.47%
Life*	9.41%	9.42%	9.88%	16.02%

*	Commencement of Fund: 6/25/13; First Day of Secondary Market Trading: 6/26/13.

[1]	Bluestar Israel Global Index® (BLSNTR) is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the index provider to be Israeli companies.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

12

VANECK RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVRSXTR[1]	SPTR[2]
One Year	16.72%	18.74%	19.18%	28.71%
Five Year	9.75%	9.98%	10.44%	18.47%
Ten Year	3.90%	4.05%	4.15%	16.55%

[1]	MVIS® Russia Index (MVRSXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Russia.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

13

VANECK RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVRSXJTR[1]	SPTR[2]
One Year	(1.65)%	(3.28)%	(2.66)%	28.71%
Five Year	1.96%	1.76%	2.41%	18.47%
Ten Year	(0.23)%	(0.28)%	0.14%	16.55%

[1]	MVIS® Russia Small-Cap Index (MVRSXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in or doing substantial business in Russia.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

14

VANECK VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVVNMTR[1]	SPTR[2]
One Year	22.04%	22.52%	24.12%	28.71%
Five Year	11.02%	11.27%	12.20%	18.47%
Ten Year	5.69%	5.62%	6.66%	16.55%

[1]	MVIS® Vietnam Index (MVVNMTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in or doing substantial business in Vietnam.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on 16 for more information.

15

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The Africa Index, Brazil Small-Cap Index, Egypt Index, Indonesia Index, Russia Index, Russia Small-Cap Index, and Vietnam Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The China Growth Leaders Index is published by MarketGrader.com Corp. (MarketGrader). The ChiNext Index is published by the Shenzhen Securities Information Co., Ltd. (Shenzhen Securities), which is a subsidiary of the Shenzhen Stock Exchange. The Israel Index is published by BlueStar Global Investors, LLC (BlueStar).

BlueStar, MarketGrader, MVIS®, and Shenzhen Securities are “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

16

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Africa Index ETF
Actual	$1,000.00	$969.60	0.77%	$3.82
Hypothetical(b)	$1,000.00	$1,021.32	0.77%	$3.92
Brazil Small-Cap ETF
Actual	$1,000.00	$681.70	0.60%	$2.54
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06
China Growth Leaders ETF
Actual	$1,000.00	$843.70	0.60%	$2.79
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06
ChiNext ETF
Actual	$1,000.00	$974.00	0.65%	$3.23
Hypothetical(b)	$1,000.00	$1,021.93	0.65%	$3.31
Egypt Index ETF
Actual	$1,000.00	$1,101.00	1.04%	$5.51
Hypothetical(b)	$1,000.00	$1,019.96	1.04%	$5.30
Indonesia Index ETF
Actual	$1,000.00	$1,114.10	0.57%	$3.04
Hypothetical(b)	$1,000.00	$1,022.33	0.57%	$2.91
Israel ETF
Actual	$1,000.00	$1,034.50	0.59%	$3.03
Hypothetical(b)	$1,000.00	$1,022.23	0.59%	$3.01
17

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Russia ETF
Actual	$1,000.00	$974.90	0.54%	$2.69
Hypothetical(b)	$1,000.00	$1,022.48	0.54%	$2.75
Russia Small-Cap ETF
Actual	$1,000.00	$953.70	0.76%	$3.74
Hypothetical(b)	$1,000.00	$1,021.37	0.76%	$3.87
Vietnam ETF
Actual	$1,000.00	$1,038.60	0.60%	$3.08
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
18

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 4.8%
AVZ Minerals Ltd. # * †	1,105,050	$622,227
Paladin Energy Ltd. # *	1,373,753	883,767
Sandfire Resources Ltd. #	275,053	1,320,539
		2,826,533
Burkina Faso: 0.6%
IAMGOLD Corp. (USD) *	118,747	371,678

Canada: 4.7%
B2Gold Corp. (USD)	30,491	119,830
Barrick Gold Corp. (USD)	63,861	1,213,359
Ivanhoe Mines Ltd. *	174,583	1,426,352
		2,759,541
China: 1.9%
China Molybdenum Co. Ltd. (HKD) #	921,000	486,589
Jinchuan Group International Resources Co. Ltd. (HKD) # †	3,741,000	652,449
		1,139,038
Egypt: 5.1%
Centamin Plc (GBP) #	385,238	466,749
Commercial International Bank Egypt SAE (USD) (GDR) *	771,629	2,546,376
		3,013,125
Germany: 2.0%
Jumia Technologies AG (ADR) *	105,489	1,202,574

India: 0.9%
MakeMyTrip Ltd. (USD) * †	19,545	541,592

Indonesia: 0.5%
Golden Agri-Resources Ltd. (SGD) #	1,583,700	288,031

Kenya: 10.5%
East African Breweries Ltd. *	447,800	653,001
Equity Group Holdings Plc *	3,760,800	1,753,267
Safaricom Plc #	11,343,300	3,799,302
		6,205,570
Morocco: 10.4%
Attijariwafa Bank	54,245	2,854,645
Bank of Africa	49,603	1,007,695
Banque Centrale Populaire #	43,794	1,328,014
Co. Sucrerie Marocaine et de Raffinage #	35,007	985,964
		6,176,318
Nigeria: 14.7%
Guaranty Trust Holding Co. Plc #	40,371,498	2,335,326
MTN Nigeria Communications Plc #	6,700,993	2,937,005
Nestle Nigeria Plc #	369,684	1,280,203
Zenith Bank Plc #	38,329,959	2,144,745
		8,697,279
Norway: 0.2%
Scatec ASA 144A #	8,754	150,936

South Africa: 32.9%
Absa Group Ltd. #	53,840	514,471
Anglo American Platinum Ltd. #	5,203	592,510
Anglo American Plc (GBP) #	66,458	2,735,383
	Number of Shares	Value
South Africa (continued)
Aspen Pharmacare Holdings Ltd. #	24,299	$341,357
AVI Ltd.	23,603	109,290
Bid Corp. Ltd. #	19,422	397,314
Bidvest Group Ltd. #	21,611	256,240
Capitec Bank Holdings Ltd.	7,775	993,700
Clicks Group Ltd.	13,899	274,784
Coronation Fund Managers Ltd.	19,602	64,529
Discovery Ltd. # * †	34,199	307,855
Exxaro Resources Ltd.	12,186	116,721
FirstRand Ltd. #	246,234	937,945
Foschini Group Ltd. *	11,130	86,404
Gold Fields Ltd. (ADR)	57,207	628,705
Growthpoint Properties Ltd.	240,316	231,432
Harmony Gold Mining Co. Ltd. (ADR)	36,276	149,094
Impala Platinum Holdings Ltd. #	56,049	789,430
Investec Plc (GBP) #	46,808	258,239
Life Healthcare Group Holdings Ltd.	80,856	121,740
Mr Price Group Ltd. #	18,921	236,931
MTN Group Ltd. # *	116,149	1,243,045
MultiChoice Group Ltd. #	21,904	167,644
Naspers Ltd. #	15,050	2,332,267
Nedbank Group Ltd.	30,417	333,558
Netcare Ltd. *	95,428	94,950
Northam Platinum Holdings Ltd. *	16,299	213,950
Old Mutual Ltd.	263,856	216,573
Pepkor Holdings Ltd. 144A *	86,327	118,402
Pick n Pay Stores Ltd.	24,426	80,303
Rand Merchant Investment Holdings Ltd. #	60,087	170,336
Remgro Ltd. #	39,047	321,254
Resilient REIT Ltd.	26,906	100,729
Sanlam Ltd. #	143,513	533,991
Sasol Ltd. (ADR) * †	44,065	722,666
Shoprite Holdings Ltd.	34,302	448,935
Sibanye Stillwater Ltd. (ADR) †	49,180	616,717
SPAR Group Ltd.	10,433	109,246
Standard Bank Group Ltd. #	102,882	902,442
Tiger Brands Ltd.	10,105	114,599
Vodacom Group Ltd. #	34,292	289,003
Woolworths Holdings Ltd. #	53,051	172,244
		19,446,928
Switzerland: 0.2%
Mediclinic International Plc (GBP) # *	30,985	134,215

Tanzania: 2.3%
AngloGold Ashanti Ltd. (ADR)	33,142	695,319
Helios Towers Plc (GBP) * †	282,282	657,620
		1,352,939
United Arab Emirates: 3.7%
Itissalat Al-Maghrib (MAD) #	143,912	2,167,761

United Kingdom: 1.7%
Endeavour Mining Plc (CAD)	38,947	855,006

See Notes to Financial Statements

19

VANECK AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
United Kingdom (continued)
Kumba Iron Ore Ltd. (ZAR) #	5,114	$147,252
		1,002,258
United States: 0.4%
Royal Caribbean Cruises Ltd. *	2,980	229,162

Zambia: 2.4%
First Quantum Minerals Ltd. (CAD)	59,270	1,420,340

Zimbabwe: 0.0%
Cassava Smartech Zimbabwe Ltd. # *	32,900	6,744
Delta Corp. Ltd. #	15,980	12,944
		19,688
Total Common Stocks (Cost: $49,910,167)		59,145,506
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $184,814)
Money Market Fund: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio	184,814	$184,814

Total Investments: 100.2% (Cost: $50,094,981)		59,330,320
Liabilities in excess of other assets: (0.2)%		(141,306)
NET ASSETS: 100.0%		$59,189,014

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
MAD	Moroccan Dirham
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $2,131,645.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $35,650,663 which represents 60.2% of net assets.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $269,338, or 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	19.0%	$11,261,381
Consumer Discretionary	8.3	4,919,576
Consumer Staples	8.0	4,754,613
Energy	1.7	1,000,488
Financials	33.1	19,531,706
Health Care	1.2	692,261
Industrials	0.4	256,240
Materials	27.5	16,246,144
Real Estate	0.6	332,161
Utilities	0.2	150,936
	100.0%	$59,145,506

See Notes to Financial Statements

20

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$2,826,533	$—	$2,826,533
Burkina Faso	371,678	—	—	371,678
Canada	2,759,541	—	—	2,759,541
China	—	1,139,038	—	1,139,038
Egypt	2,546,376	466,749	—	3,013,125
Germany	1,202,574	—	—	1,202,574
India	541,592	—	—	541,592
Indonesia	—	288,031	—	288,031
Kenya	2,406,268	3,799,302	—	6,205,570
Morocco	3,862,340	2,313,978	—	6,176,318
Nigeria	—	8,697,279	—	8,697,279
Norway	—	150,936	—	150,936
South Africa	5,947,027	13,499,901	—	19,446,928
Switzerland	—	134,215	—	134,215
Tanzania	1,352,939	—	—	1,352,939
United Arab Emirates	—	2,167,761	—	2,167,761
United Kingdom	855,006	147,252	—	1,002,258
United States	229,162	—	—	229,162
Zambia	1,420,340	—	—	1,420,340
Zimbabwe	—	19,688	—	19,688
Money Market Fund	184,814	—	—	184,814
Total Investments	$23,679,657	$35,650,663	$—	$59,330,320

See Notes to Financial Statements

21

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 88.8%
Automobiles & Components: 1.1%
Mahle-Metal Leve SA #	31,250	$171,989
Tupy SA # *	49,250	175,874
		347,863
Capital Goods: 3.0%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA # *	249,050	292,518
Armac Locacao Logistica E Servicos SA #	61,800	287,754
Iochpe Maxion SA # *	87,402	239,910
Portobello SA #	74,050	127,848
		948,030
Commercial & Professional Services: 1.3%
Ambipar Participacoes e Empreendimentos SA #	35,800	270,315
Boa Vista Servicos SA	142,500	153,501
		423,816
Consumer Durables & Apparel: 12.8%
Arezzo Industria e Comercio SA #	43,750	601,446
Construtora Tenda SA #	34,800	104,065
Cury Construtora e Incorporadora SA #	75,900	95,073
Cyrela Brazil Realty SA Empreendimentos e Participacoes #	224,150	632,258
Direcional Engenharia SA #	65,800	149,709
Even Construtora e Incorporadora SA #	89,550	105,587
Ez Tec Empreendimentos e Participacoes SA #	123,552	452,107
Grendene SA #	168,650	261,952
Grupo de Moda Soma SA # *	337,984	770,380
Guararapes Confeccoes SA # *	68,950	121,594
MRV Engenharia e Participacoes SA #	204,050	439,026
Vivara Participacoes SA #	78,650	358,439
		4,091,636
Consumer Services: 8.1%
Afya Ltd. (USD) *	22,587	354,842
Anima Holding SA # *	190,350	285,226
Arco Platform Ltd. (USD) * †	12,756	266,473
Arcos Dorados Holdings, Inc. (USD) * †	68,185	397,518
BK Brasil Operacao e Assessoria a Restaurantes SA # *	116,350	124,374
Cogna Educacao # *	1,296,300	568,564
CVC Brasil Operadora e Agencia de Viagens SA # *	151,683	364,000
MPM Corporeos SA #	103,250	153,707
Ser Educacional SA 144A #	28,275	52,993
		2,567,697
Diversified Financials: 1.9%
Banco Modal SA # *	82,000	158,093
BR Advisory Partners Participacoes SA # *	36,650	95,127
TC Traders Club SA # *	77,850	82,708
	Number of Shares	Value
Diversified Financials (continued)
Vinci Partners Investments Ltd. (USD) †	25,871	$276,820
		612,748
Energy: 4.6%
3R Petroleum Oleo e Gas SA # *	102,050	613,591
AES Brasil Energia SA #	155,950	309,468
Enauta Participacoes SA #	64,850	154,820
Modec, Inc. #	16,000	191,637
Petroreconcavo SA # *	60,600	203,007
		1,472,523
Food & Staples Retailing: 2.7%
Cia Brasileira de Distribuicao (ADR) †	131,327	523,995
Dimed SA Distribuidora da Medicamentos #	86,750	207,105
Empreendimentos Pague Menos SA # *	72,100	120,760
		851,860
Food, Beverage & Tobacco: 8.8%
Adecoagro SA (USD) * †	48,828	374,999
BrasilAgro - Co. Brasileira de Propriedades Agricolas #	40,800	211,150
Camil Alimentos SA # *	57,100	116,406
Jalles Machado SA #	112,600	210,322
Minerva SA #	218,900	417,047
Sao Martinho SA #	132,350	816,124
SLC Agricola SA #	61,200	494,859
Tres Tentos Agroindustrial SA # *	100,350	174,445
		2,815,352
Health Care Equipment & Services: 5.1%
Fleury SA #	193,800	624,397
Hospital Mater Dei SA # *	51,900	125,682
Instituto Hermes Pardini SA # *	31,950	110,342
Odontoprev SA #	172,700	390,051
Qualicorp Consultoria e Corretora de Seguros SA #	126,900	383,934
		1,634,406
Insurance: 2.0%
IRB Brasil Resseguros SA # *	752,200	541,486
Wiz Solucoes e Corretagem de Seguros SA #	62,400	88,816
		630,302
Materials: 4.2%
Cia Brasileira de Aluminio # *	116,200	284,546
ERO Copper Corp. * †	46,890	715,425
Largo, Inc. (USD) * †	35,742	330,971
		1,330,942
Media & Entertainment: 1.7%
Infracommerce CXAAS SA # *	96,550	301,822
Meliuz SA 144A #	417,950	242,825
		544,647
Real Estate: 8.0%
Aliansce Sonae Shopping Centers sa #	125,288	486,077
BR Malls Participacoes SA # *	560,550	833,905
BR Properties SA #	134,850	176,815

See Notes to Financial Statements

22

	Number of Shares	Value
Real Estate (continued)
FII BTG Pactual Corporate Office Fund #	19,050	$248,419
Iguatemi SA *	132,652	430,345
JHSF Participacoes SA #	211,950	211,751
LOG Commercial Properties e Participacoes SA #	35,650	161,548
		2,548,860
Retailing: 1.7%
C&A Modas Ltda # *	75,100	82,741
Grupo SBF SA # *	80,950	325,668
Lojas Quero Quero SA #	63,900	127,905
		536,314
Semiconductors & Semiconductor Equipment: 3.2%
SMART Global Holdings, Inc. * †	14,379	1,020,765

Software & Services: 0.6%
Clear Sale SA # *	50,350	79,975
SONDA SA #	346,856	101,298
		181,273
Technology Hardware & Equipment: 0.6%
Ituran Location and Control Ltd. (USD)	7,631	203,519

Telecommunication Services: 2.2%
Brisanet Participacoes SA # *	80,250	71,332
Oi SA # *	3,815,566	514,545
Unifique Telecomunicacoes SA #	102,950	120,895
		706,772
Transportation: 6.2%
EcoRodovias Infraestrutura e Logistica SA # *	192,390	252,147
Gol Linhas Aereas Inteligentes SA (ADR) * †	67,698	409,573
Hidrovias do Brasil SA # *	339,900	210,259
Movida Participacoes SA # *	108,900	307,419
Santos Brasil Participacoes SA #	546,950	627,742
Sequoia Logistica e Transportes SA # *	71,350	179,875
		1,987,015
Utilities: 9.0%
Alupar Investimento SA #	200,037	864,612
Cia de Saneamento de Minas Gerais #	154,538	352,088
Cia de Saneamento do Parana # *	245,600	844,578
Light SA #	196,750	413,837
Omega Energia SA *	172,903	392,679
		2,867,794
Total Common Stocks (Cost: $34,169,486)		28,324,134

PREFERRED SECURITIES: 9.4%
Banks: 2.6%
Banco ABC Brasil SA 6.30% # *	58,570	166,347
Banco do Estado do Rio Grande do Sul SA 6.55% #	138,250	239,154
	Number of Shares	Value
Banks (continued)
Banco Pan SA 1.03% #	226,950	$432,309
		837,810
Capital Goods: 1.5%
Marcopolo SA 3.37% # *	344,359	187,869
Randon SA Implementos e Participacoes 5.56% #	145,300	282,274
		470,143
Information Technology: 1.4%
Cia Ferro Ligas da Bahia 2.85% # *	28,250	247,634
Taurus Armas SA # *	44,200	195,345
		442,979
Materials: 2.5%
Unipar Carbocloro SA 5.06% #	42,427	786,172

Utilities: 1.4%
Cia Energetica de Sao Paulo 11.06% #	116,600	449,684

Total Preferred Securities (Cost: $2,585,716)		2,986,788

CLOSED-END FUND: 1.4% (Cost: $466,754)
CSHG Logistica FI Imobiliario	14,983	458,797

Total Investments Before Collateral for Securities Loaned: 99.6% (Cost: $37,221,956)		31,769,719

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5% (Cost: $785,056)
Money Market Fund: 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio	785,056	785,056
Total Investments: 102.1% (Cost: $38,007,012)		32,554,775
Liabilities in excess of other assets: (2.1)%		(667,958)
NET ASSETS: 100.0%		$31,886,817

See Notes to Financial Statements

23

VANECK BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,459,497 which represents 79.8% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,033,046.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $295,818, or 0.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	3.9%	$1,251,419
Consumer Discretionary	25.2	8,002,307
Consumer Staples	11.6	3,667,212
Energy	4.6	1,472,523
Financials	6.5	2,080,860
Health Care	5.1	1,634,406
Industrials	12.1	3,829,004
Information Technology	5.8	1,848,536
Materials	6.7	2,117,114
Real Estate	8.1	2,548,860
Utilities	10.4	3,317,478
	100.0%	$31,769,719

See Notes to Financial Statements

24

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$347,863	$—	$347,863
Capital Goods	—	948,030	—	948,030
Commercial & Professional Services	153,501	270,315	—	423,816
Consumer Durables & Apparel	—	4,091,636	—	4,091,636
Consumer Services	1,018,833	1,548,864	—	2,567,697
Diversified Financials	276,820	335,928	—	612,748
Energy	—	1,472,523	—	1,472,523
Food & Staples Retailing	523,995	327,865	—	851,860
Food, Beverage & Tobacco	374,999	2,440,353	—	2,815,352
Health Care Equipment & Services	—	1,634,406	—	1,634,406
Insurance	—	630,302	—	630,302
Materials	1,046,396	284,546	—	1,330,942
Media & Entertainment	—	544,647	—	544,647
Real Estate	430,345	2,118,515	—	2,548,860
Retailing	—	536,314	—	536,314
Semiconductors & Semiconductor Equipment	1,020,765	—	—	1,020,765
Software & Services	—	181,273	—	181,273
Technology Hardware & Equipment	203,519	—	—	203,519
Telecommunication Services	—	706,772	—	706,772
Transportation	409,573	1,577,442	—	1,987,015
Utilities	392,679	2,475,115	—	2,867,794
Preferred Securities *	—	2,986,788	—	2,986,788
Closed-End Fund	458,797	—	—	458,797
Money Market Fund	785,056	—	—	785,056
Total Investments	$7,095,278	$25,459,497	$—	$32,554,775

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

25

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Automobiles & Components: 0.8%
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. #	3,878	$124,556
Shandong Linglong Tyre Co. Ltd. #	16,100	92,586
		217,142
Capital Goods: 8.6%
Beijing Bei Mo Gao Ke Friction Material Co. Ltd. #	5,800	109,822
Beijing New Building Materials Plc #	24,500	138,187
Dajin Heavy Industry Co. Ltd. #	6,100	37,101
Fulongma Group Co. Ltd. #	6,800	15,361
Guangdong Lingxiao Pump Industry Co. Ltd. #	5,600	24,623
Guangzhou KDT Machinery Co. Ltd. #	6,300	31,844
Hangzhou Zhongtai Cryogenic Technology Corp. #	4,200	15,437
Jiangsu Hengli Hydraulic Co. Ltd. #	12,416	159,552
Jiangsu Nanfang Bearing Co. Ltd. #	7,200	12,112
Jingjin Equipment, Inc.	5,900	43,032
Jinlei Technology Co. Ltd. #	6,400	58,248
Nantong Jianghai Capacitor Co. Ltd. #	13,100	56,343
Nanxing Machinery Co. Ltd. #	3,200	7,667
NARI Technology Co. Ltd. #	66,620	419,848
Ningbo Orient Wires & Cables Co. Ltd. #	9,900	79,764
Ocean’s King Lighting Science & Technology Co. Ltd. #	11,000	28,275
Sany Heavy Industry Co. Ltd. #	164,800	591,306
Sichuan Kexin Mechanical and Electrical Equipment Co. Ltd. #	7,500	15,204
Zhefu Holding Group Co. Ltd.	31,900	35,717
Zhejiang Dingli Machinery Co. Ltd. #	6,002	75,738
Zhuzhou Kibing Group Co. Ltd. #	50,800	136,938
Zoomlion Heavy Industry Science and Technology Co. Ltd. #	166,000	187,334
		2,279,453
Commercial & Professional Services: 0.6%
Shanghai M&G Stationery, Inc. #	10,500	106,499
UE Furniture Co. Ltd. #	2,500	4,860
Zhejiang Weiming Environment Protection Co. Ltd.	10,156	58,342
		169,701
Consumer Durables & Apparel: 3.4%
Baoxiniao Holding Co. Ltd. #	28,000	22,173
Biem.L.Fdlkk Garment Co. Ltd. #	10,700	42,881
Chow Tai Seng Jewellery Co. Ltd. #	8,800	24,624
Hangzhou Nbond Nonwovens Co. Ltd. #	1,300	2,728
Hisense Home Appliances Group Co. Ltd. #	16,600	39,584
	Number of Shares	Value
Consumer Durables & Apparel (continued)
Leshan Giantstar Farming & Husbandry Corp. Ltd.	4,200	$10,237
Li Ning Co. Ltd. (HKD) #	65,000	713,167
Markor International Home Furnishings Co. Ltd. # *	19,400	10,719
Ningbo Peacebird Fashion Co. Ltd.	2,100	9,207
Q Technology Group Co. Ltd. (HKD) # †	13,000	16,820
Shanghai Yaoji Technology Co. Ltd. #	5,300	18,960
		911,100
Consumer Services: 0.1%
Fu Shou Yuan International Group Ltd. (HKD) #	34,000	26,724

Diversified Financials: 1.8%
360 DigiTech, Inc. (ADR)	3,467	79,498
China Renaissance Holdings Ltd. (HKD) 144A # * †	5,100	9,666
CSC Financial Co. Ltd. (HKD) 144A # †	156,000	170,810
Hithink RoyalFlush Information Network Co. Ltd. #	9,224	209,694
		469,668
Energy: 0.6%
Shaanxi Coal Industry Co. Ltd. #	80,100	153,945
Shandong Sunway Chemical Group Co. Ltd. #	13,700	14,582
		168,527
Food, Beverage & Tobacco: 18.1%
Angel Yeast Co. Ltd. #	14,300	135,770
Anhui Yingjia Distillery Co. Ltd. #	5,100	55,816
China Feihe Ltd. (HKD) 144A #	109,000	146,269
Chongqing Brewery Co. Ltd. (CNY) # *	5,800	138,021
COFCO Joycome Foods Ltd. (HKD) # * †	68,000	25,937
Ganso Co. Ltd.	2,300	8,518
Guangdong Guanghong Holdings Co. Ltd. #	7,000	6,940
Hebei Chengde Lolo Co. #	18,600	31,746
Jiangsu King’s Luck Brewery JSC Ltd. #	14,000	119,783
JiuGui Liquor Co. Ltd. #	5,700	190,695
Luzhou Laojiao Co. Ltd. #	19,828	792,093
Muyuan Foods Co. Ltd. #	78,124	656,383
Sanquan Food Co. Ltd. #	13,010	41,329
Shandong Longda Meishi Co. Ltd. #	11,700	19,239
Shanghai Bairun Investment Holding Group Co. Ltd. #	16,040	150,676
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. #	10,495	520,828
Sichuan Swellfun Co. Ltd. #	5,100	96,451
Want Want China Holdings Ltd. (HKD) #	134,000	123,003
Wuliangye Yibin Co. Ltd. #	42,030	1,471,465

See Notes to Financial Statements

26

	Number of Shares	Value
Food, Beverage & Tobacco (continued)
Yihai International Holding Ltd. (HKD) # * †	14,000	$64,749
		4,795,711
Health Care Equipment & Services: 7.6%
Aier Eye Hospital Group Co. Ltd. #	71,784	477,769
Blue Sail Medical Co. Ltd. #	18,300	46,923
Dian Diagnostics Group Co. Ltd. #	15,400	81,294
Edan Instruments, Inc. #	13,000	28,815
Guangzhou Kingmed Diagnostics Group Co. Ltd. #	7,900	138,087
Guangzhou Wondfo Biotech Co. Ltd. #	8,830	54,678
Intco Medical Technology Co. Ltd. #	15,400	139,637
Jafron Biomedical Co. Ltd. #	18,250	153,365
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	19,900	118,245
Kangji Medical Holdings Ltd. (HKD) # †	10,000	10,194
Lepu Medical Technology Beijing Co. Ltd. #	36,300	129,330
Ningbo David Medical Device Co. Ltd. #	4,400	9,413
Ovctek China, Inc. #	14,909	134,718
Sansure Biotech, Inc.	4,655	43,190
Shanghai Kindly Enterprise Development Group Co. Ltd. # *	7,500	25,596
Shanghai ZJ Bio-Tech Co. Ltd. #	5,988	48,658
Tibet Rhodiola Pharmaceutical Holding Co. #	2,300	18,925
Tofflon Science & Technology Group Co. Ltd. #	8,800	69,998
Winner Medical Co. Ltd. #	12,900	167,222
Wuhan Easydiagnosis Biomedicine Co. Ltd.	1,000	11,637
Zhejiang Gongdong Medical Technology Co. Ltd. #	3,500	78,747
Zhende Medical Co. Ltd. #	2,600	21,018
		2,007,459
Household & Personal Products: 0.6%
By-health Co. Ltd.	35,200	149,235
Mingchen Health Co. Ltd.	2,800	17,344
		166,579
Industrials: 0.1%
Sichuan Languang Justbon Services Group Co. Ltd. (HKD) #	3,300	22,921

Materials: 9.8%
Anhui Conch Cement Co. Ltd. #	65,367	414,722
Anhui Guangxin Agrochemical Co. Ltd. #	6,000	36,792
Chengdu Guibao Science & Technology Co. Ltd. #	6,100	19,388
China Nonferrous Mining Corp. Ltd. (HKD) #	31,000	12,362
Chongqing Zaisheng Technology Corp. Ltd. #	11,400	22,260
	Number of Shares	Value
Materials (continued)
Citic Pacific Special Steel Group Co. Ltd. #	40,270	$129,632
City Development Environment Co. Ltd.	5,700	9,501
CNSIG Inner Mongolia Chemical Industry Co. Ltd. #	12,700	32,892
DeHua TB New Decoration Materials Co. Ltd. #	8,900	16,903
Fangda Special Steel Technology Co. Ltd. #	28,000	34,370
Fujian Green Pine Co. Ltd.	11,300	20,062
Gansu Shangfeng Cement Co. Ltd. #	7,700	24,322
Guangzhou Tinci Materials Technology Co. Ltd. #	21,950	395,740
Hailir Pesticides and Chemicals Group Co. Ltd.	2,900	11,451
HBIS Resources Co. Ltd. #	7,900	17,837
Huafon Chemical Co. Ltd. #	143,400	235,537
Huaxin Cement Co. Ltd. #	21,200	64,390
Hunan Haili Chemical Industry Co. Ltd. #	10,870	14,679
Jiangsu Huachang Chemical Co. Ltd. #	15,200	30,315
Jiangsu Sopo Chemical Co. #	15,500	33,675
Jiangsu Yangnong Chemical Co. Ltd. #	5,400	111,408
Jiangxi Chenguang New Materials Co. Ltd.	3,900	24,354
Jiangxi Wannianqing Cement Co. Ltd. #	11,400	21,927
Jiangyin Hengrun Heavy Industries Co. ltd #	3,800	31,992
Kingfa Sci & Tech Co. Ltd. #	44,900	88,826
Lier Chemical Co. Ltd. #	7,500	39,847
Luxi Chemical Group Co. Ltd. #	34,200	82,185
Ningxia Building Materials Group Co. Ltd. #	6,500	12,299
Shandong Bohui Paper Industrial Co. Ltd. #	7,500	12,210
Shandong Head Co. Ltd. # *	5,820	56,324
Shandong Hualu Hengsheng Chemical Co. Ltd. #	43,100	212,039
Shangdong Lubei Chemical Co. Ltd. #	11,500	18,794
Sichuan Anning Iron and Titanium Co. Ltd. #	5,300	35,258
Tianjin You Fa Steel Pipe Group Stock Co. Ltd. #	42,500	65,487
West China Cement Ltd. (HKD) #	62,000	11,056
Xiamen Jihong Technology Co. Ltd.	7,100	23,704
Zhejiang Double Arrow Rubber Co. Ltd. #	8,700	11,061
Zhejiang JIULI Hi-tech Metals Co. Ltd. #	18,600	52,334
Zhejiang Wansheng Co. Ltd. #	7,300	30,061

See Notes to Financial Statements

27

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Materials (continued)
Zhejiang Xinan Chemical Industrial Group Co. Ltd. #	19,900	$78,366
		2,596,362
Media & Entertainment: 5.3%
G-bits Network Technology Xiamen Co. Ltd. #	1,200	79,628
Hangzhou Electronic Soul Network Technology Co. Ltd. #	2,300	10,863
Shanghai Fengyuzhu Culture and Technology Co. Ltd.	3,800	16,254
Tencent Holdings Ltd. (HKD) #	22,100	1,289,766
		1,396,511
Pharmaceuticals, Biotechnology & Life Sciences: 7.9%
Beijing Hotgen Biotech Co. Ltd. #	1,189	21,634
Changchun High & New Technology Industry Group, Inc. #	9,200	392,967
China Medical System Holdings Ltd. (HKD) #	38,000	63,531
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	10,200	54,972
Chongqing Zhifei Biological Products Co. Ltd. #	33,600	658,104
Daan Gene Co. Ltd.	27,800	87,697
Guangdong Hybribio Biotech Co. Ltd. #	3,800	17,641
Livzon Pharmaceutical Group, Inc. #	16,600	104,986
Shandong Wohua Pharmaceutical Co. Ltd. #	7,700	8,971
Shanghai Kehua Bio-Engineering Co. Ltd.	10,500	24,504
Shenyang Xingqi Pharmaceutical Co. Ltd.	2,000	43,025
Walvax Biotechnology Co. Ltd. #	33,700	297,042
Xiamen Kingdomway Group Co. #	6,400	31,573
Zhejiang Cheng Yi Pharmaceutical Co. Ltd.	3,600	9,188
Zhejiang NHU Co. Ltd. #	38,860	190,182
Zhejiang Orient Gene Biotech Co. Ltd. #	2,680	97,025
		2,103,042
Real Estate: 3.3%
A-Living Smart City Services Co. Ltd. (HKD) 144A #	15,750	26,911
Central China New Life Ltd. (HKD) # * †	12,000	7,735
CIFI Ever Sunshine Services Group Ltd. (HKD) #	24,000	37,280
Country Garden Services Holdings Co. Ltd. (HKD) #	55,000	330,268
Evergrande Property Services Group Ltd. (HKD) 144A # * †	46,500	15,762
Hefei Urban Construction Development Co. Ltd. #	10,800	13,185
Logan Group Co. Ltd. (HKD)	42,000	32,108
	Number of Shares	Value
Real Estate (continued)
Longfor Group Holdings Ltd. (HKD) 144A #	48,000	$226,440
Powerlong Real Estate Holdings Ltd. (HKD) #	47,000	24,612
Rongan Property Co. Ltd.	32,600	12,611
Seazen Holdings Co. Ltd. #	20,300	93,101
S-Enjoy Service Group Co. Ltd. (HKD) # *	9,000	12,926
Shenzhen New Nanshan Holding Group Co. Ltd. #	40,000	19,640
Shenzhen Properties & Resources Development Group Ltd. #	6,200	11,374
Times Neighborhood Holdings Ltd. (HKD) # †	17,000	6,305
		870,258
Retailing: 9.3%
Alibaba Group Holding Ltd. (ADR) *	8,298	985,719
Easyhome New Retail Group Co. Ltd. #	98,800	80,163
JD.com, Inc. (ADR) *	17,298	1,212,071
Pop Mart International Group Ltd. (HKD) 144A #	4,600	26,420
Vipshop Holdings Ltd. (ADR) *	19,668	165,211
		2,469,584
Semiconductors & Semiconductor Equipment: 8.6%
Daqo New Energy Corp. (ADR) *	2,352	94,833
Gigadevice Semiconductor Beijing, Inc. #	13,580	375,686
LONGi Green Energy Technology Co. Ltd. #	107,136	1,452,819
Shenzhen Sunmoon Microelectronics Co. Ltd. #	2,117	62,374
Xinyi Solar Holdings Ltd. (HKD) #	142,000	241,119
Yangzhou Yangjie Electronic Technology Co. Ltd. #	6,600	69,725
		2,296,556
Software & Services: 1.0%
Chinasoft International Ltd. (HKD) # *	76,000	99,123
Shanghai Baosight Software Co. Ltd. #	14,420	137,889
Sichuan Jiuyuan Yinhai Software Co. Ltd. #	5,200	22,606
		259,618
Technology Hardware & Equipment: 10.8%
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. #	3,900	109,974
BYD Electronic International Co. Ltd. (HKD) # †	19,500	71,392
Chongqing Chuanyi Automation Co. Ltd. #	12,300	40,989
Cubic Sensor and Instrument Co. Ltd. #	2,215	62,464
Eoptolink Technology, Inc. Ltd. #	11,223	69,237

See Notes to Financial Statements

28

	Number of Shares	Value
Technology Hardware & Equipment (continued)
Goldenmax International Technology Ltd. #	6,400	$15,157
Luxshare Precision Industry Co. Ltd. #	116,505	901,848
Maxscend Microelectronics Co. Ltd. #	7,200	370,419
Shanghai Friendess Electronic Technology Corp. Ltd. #	2,812	170,599
Shenzhen H&T Intelligent Control Co. Ltd. #	26,300	113,525
Shenzhen TVT Digital Technology Co. Ltd. #	5,600	9,241
Sunny Optical Technology Group Co. Ltd. (HKD) #	22,200	703,288
Suntront Techonology Co. Ltd. #	23,500	19,341
Suzhou Etron Technologies Co. Ltd.	3,900	23,489
VanJee Technology Co. Ltd. #	4,200	26,621
Wuxi Xinje Electric Co. Ltd.	2,400	17,969
ZheJiang Dali Technology Co. Ltd. #	13,760	42,720
Zhuzhou Hongda Electronics Corp. Ltd. #	6,800	106,938
		2,875,211
	Number of Shares	Value
Telecommunication Services: 0.0%
BizConf Telecom Co. Ltd. #	2,600	$12,130

Transportation: 1.6%
Anhui Expressway Co. Ltd. #	9,200	10,244
COSCO SHIPPING Holdings Co. Ltd. # *	135,300	399,323
Guangdong Provincial Expressway Development Co. Ltd. #	16,700	19,439
		429,006
Total Common Stocks (Cost: $24,009,167)		26,543,263

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.1% (Cost: $17,714)
Money Market Fund: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio	17,714	17,714
Total Investments: 100.0% (Cost: $24,026,881)		26,560,977
Other assets less liabilities: 0.0%		3,781
NET ASSETS: 100.0%		$26,564,758

Definitions:

ADR	American Depositary Receipt
CNY	Chinese Yuan
HKD	Hong Kong Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $23,263,555 which represents 87.6% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $383,145.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $622,278, or 2.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	5.3%	$1,408,641
Consumer Discretionary	13.6	3,624,551
Consumer Staples	18.7	4,962,290
Energy	0.6	168,527
Financials	1.8	469,668
Health Care	15.5	4,110,501
Industrials	10.9	2,901,080
Information Technology	20.5	5,431,385
Materials	9.8	2,596,362
Real Estate	3.3	870,258
	100.0%	$26,543,263

See Notes to Financial Statements

29

VANECK CHINA GROWTH LEADERS ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$217,142	$—	$217,142
Capital Goods	78,749	2,200,704	—	2,279,453
Commercial & Professional Services	58,342	111,359	—	169,701
Consumer Durables & Apparel	19,444	891,656	—	911,100
Consumer Services	—	26,724	—	26,724
Diversified Financials	79,498	390,170	—	469,668
Energy	—	168,527	—	168,527
Food, Beverage & Tobacco	8,518	4,787,193	—	4,795,711
Health Care Equipment & Services	54,827	1,952,632	—	2,007,459
Household & Personal Products	166,579	—	—	166,579
Industrials	—	22,921	—	22,921
Materials	89,072	2,507,290	—	2,596,362
Media & Entertainment	16,254	1,380,257	—	1,396,511
Pharmaceuticals, Biotechnology & Life Sciences	164,414	1,938,628	—	2,103,042
Real Estate	44,719	825,539	—	870,258
Retailing	2,363,001	106,583	—	2,469,584
Semiconductors & Semiconductor Equipment	94,833	2,201,723	—	2,296,556
Software & Services	—	259,618	—	259,618
Technology Hardware & Equipment	41,458	2,833,753	—	2,875,211
Telecommunication Services	—	12,130	—	12,130
Transportation	—	429,006	—	429,006
Money Market Fund	17,714	—	—	17,714
Total Investments	$3,297,422	$23,263,555	$—	$26,560,977

See Notes to Financial Statements

30

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Capital Goods: 32.2%
Contemporary Amperex Technology Co. Ltd. #	78,000	$7,201,096
Eve Energy Co. Ltd. #	83,996	1,561,639
Ginlong Technologies Co. Ltd. #	6,000	218,727
JL Mag Rare-Earth Co. Ltd. #	25,200	178,105
Qingdao TGOOD Electric Co. Ltd. #	42,100	164,614
Shenzhen Inovance Technology Co. Ltd. #	116,085	1,253,570
Shenzhen Yinghe Technology Co. Ltd. #	24,000	115,933
Siasun Robot & Automation Co. Ltd. # *	78,900	138,623
Sungrow Power Supply Co. Ltd. #	65,300	1,497,758
Sunwoda Electronic Co. Ltd. #	72,000	477,594
Suzhou Maxwell Technologies Co. Ltd. #	3,000	302,864
Xi’an Triangle Defense Co. Ltd.	18,600	143,002
		13,253,525
Commercial & Professional Services: 1.3%
Beijing Originwater Technology Co. Ltd. #	130,100	147,222
Centre Testing International Group Co. Ltd. #	95,200	402,127
		549,349
Consumer Durables & Apparel: 1.0%
Huali Industrial Group Co. Ltd. #	5,900	82,767
Suzhou TA&A Ultra Clean Technology Co. Ltd. #	26,000	331,583
		414,350
Consumer Services: 0.6%
Songcheng Performance Development Co. Ltd. #	99,021	223,223

Diversified Financials: 8.4%
East Money Information Co. Ltd. #	535,217	3,127,137
Hithink RoyalFlush Information Network Co. Ltd. #	13,700	311,449
		3,438,586
Food, Beverage & Tobacco: 3.5%
Ligao Foods Co. Ltd.	2,700	56,080
Three Squirrels, Inc. #	6,700	41,066
Wens Foodstuffs Group Co. Ltd. #	323,460	980,600
Yihai Kerry Arawana Holdings Co. Ltd. #	38,100	377,536
		1,455,282
Health Care Equipment & Services: 11.7%
Aier Eye Hospital Group Co. Ltd. #	154,811	1,030,367
Contec Medical Systems Co. Ltd.	8,500	54,202
Dian Diagnostics Group Co. Ltd. #	31,400	165,755
Guangzhou Wondfo Biotech Co. Ltd. #	16,500	102,176
	Number of Shares	Value
Health Care Equipment & Services (continued)
Intco Medical Technology Co. Ltd. #	24,600	$223,056
Jafron Biomedical Co. Ltd. #	28,900	242,863
Lepu Medical Technology Beijing Co. Ltd. #	77,513	276,164
Ovctek China, Inc. #	30,000	271,080
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. #	28,500	1,707,076
Shenzhen New Industries Biomedical Engineering Co. Ltd. #	18,700	129,413
Sinocare, Inc. #	20,800	97,777
Tofflon Science & Technology Group Co. Ltd. #	16,600	132,043
Winner Medical Co. Ltd. #	7,100	92,037
Winning Health Technology Group Co. Ltd. #	118,266	311,718
		4,835,727
Household & Personal Products: 0.9%
By-health Co. Ltd.	58,600	248,442
Yunnan Botanee Bio-Technology Group Co. Ltd.	4,300	130,020
		378,462
Materials: 5.1%
Beijing Easpring Material Technology Co. Ltd. #	23,700	323,967
CNGR Advanced Material Co. Ltd. #	3,500	83,327
Huabao Flavours & Fragrances Co. Ltd.	8,200	61,703
Nanjing Hanrui Cobalt Co. Ltd. #	14,800	186,733
Shandong Sinocera Functional Material Co. Ltd. #	51,300	343,415
Shenzhen Capchem Technology Co. Ltd. #	17,700	314,473
Shenzhen Dynanonic Co. Ltd. # *	3,800	293,470
Shenzhen Senior Technology Material Co. Ltd. #	43,700	252,622
Weihai Guangwei Composites Co. Ltd. #	18,800	249,955
		2,109,665
Media & Entertainment: 2.3%
Beijing Enlight Media Co. Ltd. #	74,442	150,502
Bluefocus Intelligent Communications Group Co. Ltd. #	149,000	251,509
Kunlun Tech Co. Ltd. #	51,300	187,104
Mango Excellent Media Co. Ltd. #	39,770	357,830
		946,945
Pharmaceuticals, Biotechnology & Life Sciences: 12.7%
Anhui Anke Biotechnology Group Co. Ltd. #	71,800	148,025
Betta Pharmaceuticals Co. Ltd. #	16,600	208,405
BGI Genomics Co. Ltd. #	15,700	216,933
Boya Bio-pharmaceutical Group Co. Ltd. #	19,000	114,480

See Notes to Financial Statements

31

VANECK CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Chengdu Kanghua Biological Products Co. Ltd. #	2,400	$80,220
Chongqing Zhifei Biological Products Co. Ltd. #	49,269	965,003
Hainan Poly Pharm Co. Ltd. #	17,900	155,058
Hangzhou Tigermed Consulting Co. Ltd. #	35,459	712,843
Imeik Technology Development Co. Ltd. #	5,500	464,314
Maccura Biotechnology Co. Ltd.	25,200	115,676
PharmaBlock Sciences Nanjing, Inc. #	10,200	227,931
Pharmaron Beijing Co. Ltd. #	16,200	360,365
Shenzhen Kangtai Biological Products Co. Ltd. #	24,000	371,522
Walvax Biotechnology Co. Ltd. #	107,500	947,539
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. #	17,700	159,540
		5,247,854
Semiconductors & Semiconductor Equipment: 4.1%
Ingenic Semiconductor Co. Ltd. #	12,800	269,999
SG Micro Corp. #	9,600	466,830
Shenzhen SC New Energy Technology Corp. #	14,500	260,942
Yangling Metron New Material, Inc. #	5,600	68,401
Yangzhou Yangjie Electronic Technology Co. Ltd. #	17,200	181,708
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. #	39,800	434,686
		1,682,566
Software & Services: 4.3%
Beijing E-Hualu Information Technology Co. Ltd. #	26,900	149,496
Beijing Sinnet Technology Co. Ltd. #	74,800	174,701
Hangzhou Dptech Technologies Co. Ltd. #	6,082	39,499
Lakala Payment Co. Ltd. #	26,900	122,921
	Number of Shares	Value
Software & Services (continued)
Longshine Technology Group Co. Ltd. #	24,100	$140,482
NSFOCUS Technologies Group Co. Ltd. #	38,400	95,869
Sangfor Technologies, Inc. #	15,500	465,835
Thunder Software Technology Co. Ltd. #	20,700	450,165
Wangsu Science & Technology Co. Ltd. #	137,800	144,970
		1,783,938
Technology Hardware & Equipment: 11.8%
Anker Innovations Technology Co. Ltd. #	9,100	146,743
Chaozhou Three-Circle Group Co. Ltd. #	76,700	538,232
Eoptolink Technology, Inc. Ltd. #	28,400	175,205
Lens Technology Co. Ltd. #	131,268	474,554
Leyard Optoelectronic Co. Ltd. #	127,400	205,501
Maxscend Microelectronics Co. Ltd. #	13,788	709,361
Sai Micro Electronics, Inc. #	24,200	93,556
Shenzhen Everwin Precision Technology Co. Ltd. #	52,900	165,165
Shenzhen Sunway Communication Co. Ltd. #	54,601	217,604
Victory Giant Technology Huizhou Co. Ltd. #	33,300	158,568
Wuhan Jingce Electronic Group Co. Ltd. #	12,600	143,591
Wuhan Raycus Fiber Laser Technologies Co. Ltd. #	15,200	141,336
Wuhu Token Science Co. Ltd. #	138,100	288,567
Wuxi Lead Intelligent Equipment Co. Ltd. #	67,020	783,504
Yealink Network Technology Corp. Ltd. #	20,900	267,727
Zhongji Innolight Co. Ltd. #	32,800	219,431
Zhuzhou Hongda Electronics Corp. Ltd. #	8,100	127,382
		4,856,027
Total Common Stocks (Cost: $29,050,639)		41,175,499

Total Investments: 99.9% (Cost: $29,050,639)		41,175,499
Other assets less liabilities: 0.1%		23,811
NET ASSETS: 100.0%		$41,199,310

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $40,366,374 which represents 98.0% of net assets.
*	Non-income producing

See Notes to Financial Statements

32

Summary of Investments by Sector	% of Investments	Value
Communication Services	2.3%	$946,945
Consumer Discretionary	1.5	637,573
Consumer Staples	4.4	1,833,744
Financials	8.4	3,438,586
Health Care	24.6	10,083,581
Industrials	33.5	13,802,874
Information Technology	20.2	8,322,531
Materials	5.1	2,109,665
	100.0%	$41,175,499

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Capital Goods	$143,002	$13,110,523	$—	$13,253,525
Commercial & Professional Services	—	549,349	—	549,349
Consumer Durables & Apparel	—	414,350	—	414,350
Consumer Services	—	223,223	—	223,223
Diversified Financials	—	3,438,586	—	3,438,586
Food, Beverage & Tobacco	56,080	1,399,202	—	1,455,282
Health Care Equipment & Services	54,202	4,781,525	—	4,835,727
Household & Personal Products	378,462	—	—	378,462
Materials	61,703	2,047,962	—	2,109,665
Media & Entertainment	—	946,945	—	946,945
Pharmaceuticals, Biotechnology & Life Sciences	115,676	5,132,178	—	5,247,854
Semiconductors & Semiconductor Equipment	—	1,682,566	—	1,682,566
Software & Services	—	1,783,938	—	1,783,938
Technology Hardware & Equipment	—	4,856,027	—	4,856,027
Total Investments	$809,125	$40,366,374	$—	$41,175,499

See Notes to Financial Statements

33

VANECK EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Banks: 7.9%
Commercial International Bank Egypt SAE (USD) (GDR) *	521,836	$1,722,059

Capital Goods: 4.7%
ElSewedy Electric Co. #	1,634,557	1,020,143

Consumer Durables & Apparel: 2.7%
Oriental Weavers #	1,051,157	579,973

Consumer Services: 6.3%
Cairo Investment & Real Estate Development Co. SAE #	1,046,116	904,901
Taaleem Management Services Co. SAE # *	1,361,259	452,160
		1,357,061
Diversified Financials: 7.4%
Egyptian Financial Group-Hermes Holding Co. # *	872,411	820,404
Egyptian Financial Group-Hermes Holding Co. (USD) (GDR) # *	268,183	507,724
Pioneers Properties *	1,624,304	277,093
		1,605,221
Food, Beverage & Tobacco: 10.2%
Eastern Co. SAE	2,107,501	1,438,091
Juhayna Food Industries # *	1,602,276	781,161
		2,219,252
Health Care Equipment & Services: 6.6%
Cleopatra Hospital *	3,116,092	975,886
Ibnsina Pharma SAE # *	1,716,724	442,987
		1,418,873
	Number of Shares	Value
Materials: 17.9%
Alexandria Mineral Oils Co. #	1,831,783	$426,951
Centamin Plc (GBP) #	772,884	936,416
Egypt Kuwait Holding Co. SAE (USD) # *	1,217,852	1,604,008
Ezz Steel Co. SAE # *	594,412	564,692
Sidi Kerir Petrochemicals Co. # *	714,841	353,898
		3,885,965
Real Estate: 24.0%
Emaar Misr for Development SAE # *	2,386,107	450,549
Heliopolis Housing #	1,514,881	646,486
Medinet Nasr Housing	3,459,253	642,967
Palm Hills Developments SAE #	5,993,490	758,973
Real Estate Egyptian Consortium SAE # *	330,283	34,527
Six of October Development & Investment #	751,058	690,553
Talaat Moustafa Group #	2,059,863	1,185,189
Zahraa El Maadi Investment & Development Co. SAE #	716,788	791,078
		5,200,322
Software & Services: 7.2%
Fawry for Banking & Payment Technology Services SAE # *	1,923,165	1,569,131

Telecommunication Services: 5.2%
Telecom Egypt Co. #	1,045,147	1,115,431

Total Common Stocks (Cost: $17,816,179)		21,693,431

Total Investments: 100.1% (Cost: $17,816,179)		21,693,431
Liabilities in excess of other assets: (0.1)%		(22,372)
NET ASSETS: 100.0%		$21,671,059

Definitions:

GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,637,335 which represents 76.8% of net assets.

Summary of Investments by Sector	% of Investments	Value
Communication Services	5.2%	$1,115,431
Consumer Discretionary	9.0	1,937,034
Consumer Staples	10.2	2,219,252
Financials	15.3	3,327,280
Health Care	6.5	1,418,873
Industrials	4.7	1,020,143
Information Technology	7.2	1,569,131
Materials	17.9	3,885,965
Real Estate	24.0	5,200,322
	100.0%	$21,693,431

See Notes to Financial Statements

34

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$1,722,059	$—	$—	$1,722,059
Capital Goods	—	1,020,143	—	1,020,143
Consumer Durables & Apparel	—	579,973	—	579,973
Consumer Services	—	1,357,061	—	1,357,061
Diversified Financials	277,093	1,328,128	—	1,605,221
Food, Beverage & Tobacco	1,438,091	781,161	—	2,219,252
Health Care Equipment & Services	975,886	442,987	—	1,418,873
Materials	—	3,885,965	—	3,885,965
Real Estate	642,967	4,557,355	—	5,200,322
Software & Services	—	1,569,131	—	1,569,131
Telecommunication Services	—	1,115,431	—	1,115,431
Total Investments	$5,056,096	$16,637,335	$—	$21,693,431

See Notes to Financial Statements

35

VANECK INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Automobiles & Components: 5.9%
Astra International Tbk PT #	7,979,400	$3,193,772

Banks: 31.8%
Bank Aladin Syariah Tbk PT # *	2,800,400	450,530
Bank Central Asia Tbk PT #	8,310,800	4,256,379
Bank Jago Tbk PT # *	2,051,300	2,300,834
Bank Mandiri Persero Tbk PT #	7,012,202	3,462,480
Bank Negara Indonesia Persero Tbk PT #	3,943,932	1,864,332
Bank Neo Commerce Tbk PT #	1,995,000	369,052
Bank Rakyat Indonesia Persero Tbk PT #	14,657,333	4,220,228
Bank Syariah Indonesia Tbk PT # *	1,522,200	189,987
		17,113,822
Capital Goods: 1.5%
Jardine Cycle & Carriage Ltd. (SGD) #	52,288	798,274

Diversified Financials: 0.6%
BFI Finance Indonesia Tbk PT	3,883,400	320,154

Energy: 7.5%
Adaro Energy Tbk PT #	8,455,700	1,340,961
Banpu PCL (NVDR) #	3,362,629	1,069,154
Bukit Asam Tbk PT #	2,071,000	394,228
United Tractors Tbk PT #	788,869	1,224,781
		4,029,124
Food, Beverage & Tobacco: 9.1%
Charoen Pokphand Indonesia Tbk PT #	3,814,700	1,589,915
First Pacific Co. Ltd. (HKD) #	955,250	351,773
Golden Agri-Resources Ltd. (SGD) #	1,811,800	329,516
Gudang Garam Tbk PT #	244,100	524,189
Indofood CBP Sukses Makmur Tbk PT #	1,171,500	715,547
Indofood Sukses Makmur Tbk PT #	2,321,100	1,030,634
Japfa Comfeed Indonesia Tbk PT #	2,790,000	336,301
		4,877,875
Health Care Equipment & Services: 0.8%
Mitra Keluarga Karyasehat Tbk PT #	2,862,297	454,094

Household & Personal Products: 1.6%
Unilever Indonesia Tbk PT #	3,025,600	872,525

Materials: 16.2%
Aneka Tambang Tbk #	4,446,900	703,798
Barito Pacific Tbk PT #	14,374,000	860,836
Chandra Asri Petrochemical Tbk PT #	3,087,359	1,585,393
Indah Kiat Pulp & Paper Tbk PT #	1,359,600	746,839
Indocement Tunggal Prakarsa Tbk PT #	953,600	809,517
Merdeka Copper Gold Tbk PT # *	6,539,400	1,790,074

	Number of Shares	Value
Materials (continued)
Nickel Mines Ltd. # †	731,349	$761,577
Pabrik Kertas Tjiwi Kimia Tbk PT #	658,400	348,171
Semen Indonesia Persero Tbk PT #	1,536,600	781,254
Vale Indonesia Tbk PT #	1,103,200	363,297
		8,750,756
Media & Entertainment: 3.0%
Elang Mahkota Teknologi Tbk PT # *	7,765,400	1,243,903
Surya Citra Media Tbk PT # *	15,237,000	349,096
		1,592,999
Pharmaceuticals, Biotechnology & Life Sciences: 2.2%
Kalbe Farma Tbk PT	10,409,000	1,179,480

Real Estate: 2.6%
Bumi Serpong Damai Tbk PT # *	4,813,300	341,008
Ciputra Development Tbk PT #	4,612,095	313,904
Lippo Karawaci Tbk PT *	17,242,900	170,584
Pakuwon Jati Tbk PT # *	7,893,300	256,507
Summarecon Agung Tbk PT # *	5,220,700	305,611
		1,387,614
Retailing: 2.2%
Ace Hardware Indonesia Tbk PT #	3,627,000	325,423
Bukalapak.com PT Tbk # *	28,334,900	857,640
		1,183,063
Telecommunication Services: 12.8%
Indosat Tbk PT #	603,400	263,173
Sarana Menara Nusantara Tbk PT #	12,407,200	978,353
Smartfren Telecom Tbk PT # *	50,498,800	308,517
Telkom Indonesia Persero Tbk PT (ADR) †	132,372	3,837,464
Tower Bersama Infrastructure Tbk PT #	5,270,700	1,092,075
XL Axiata Tbk PT #	1,927,875	429,031
		6,908,613
Transportation: 1.3%
Jasa Marga Persero Tbk PT # *	1,151,150	313,827
Transcoal Pacific Tbk PT *	528,700	372,807
		686,634
Utilities: 1.0%
Perusahaan Gas Negara Tbk PT # *	5,511,200	532,100

Total Common Stocks (Cost: $59,801,449)		53,880,899

Total Investments: 100.1% (Cost: $59,801,449)		53,880,899
Liabilities in excess of other assets: (0.1)%		(56,681)
NET ASSETS: 100.0%		$53,824,218

See Notes to Financial Statements

36

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $48,000,410 which represents 89.2% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $180,650.

Summary of Investments by Sector	% of Investments	Value
Communication Services	15.8%	$8,501,612
Consumer Discretionary	8.1	4,376,835
Consumer Staples	10.6	5,750,400
Energy	7.5	4,029,124
Financials	32.4	17,433,976
Health Care	3.0	1,633,574
Industrials	2.8	1,484,908
Materials	16.2	8,750,756
Real Estate	2.6	1,387,614
Utilities	1.0	532,100
	100.0%	$53,880,899

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,193,772	$—	$3,193,772
Banks	—	17,113,822	—	17,113,822
Capital Goods	—	798,274	—	798,274
Diversified Financials	320,154	—	—	320,154
Energy	—	4,029,124	—	4,029,124
Food, Beverage & Tobacco	—	4,877,875	—	4,877,875
Health Care Equipment & Services	—	454,094	—	454,094
Household & Personal Products	—	872,525	—	872,525
Materials	—	8,750,756	—	8,750,756
Media & Entertainment	—	1,592,999	—	1,592,999
Pharmaceuticals, Biotechnology & Life Sciences	1,179,480	—	—	1,179,480
Real Estate	170,584	1,217,030	—	1,387,614
Retailing	—	1,183,063	—	1,183,063
Telecommunication Services	3,837,464	3,071,149	—	6,908,613
Transportation	372,807	313,827	—	686,634
Utilities	—	532,100	—	532,100
Total Investments	$5,880,489	$48,000,410	$—	$53,880,899

See Notes to Financial Statements

37

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.8%
Banks: 16.1%
Bank Hapoalim BM #	348,166	$3,579,338
Bank Leumi Le-Israel BM #	393,608	4,217,165
First International Bank Of Israel Ltd. #	18,177	754,663
Israel Discount Bank Ltd. #	355,968	2,387,414
Mizrahi Tefahot Bank Ltd. #	51,887	1,995,985
		12,934,565
Capital Goods: 6.2%
Ashtrom Group Ltd. #	9,578	259,077
Elbit Systems Ltd. (USD) †	8,610	1,499,259
Elco Ltd. #	2,126	155,924
Electra Ltd. #	362	250,461
Kornit Digital Ltd. (USD) *	13,525	2,059,181
RADA Electronic Industries Ltd. (USD) *	16,630	156,654
Shapir Engineering and Industry Ltd. #	30,069	265,372
Shikun & Binui Ltd. # *	58,664	374,771
		5,020,699
Commercial & Professional Services: 0.4%
Danel Adir Yeoshua Ltd. #	1,328	299,858

Consumer Durables & Apparel: 0.9%
Azorim-Investment Development & Construction Co. Ltd. # *	16,622	99,240
Delta Galil Industries Ltd. #	2,618	179,796
Electra Consumer Products 1970 Ltd. #	2,568	148,158
Maytronics Ltd. #	13,000	320,319
		747,513
Consumer Services: 0.6%
888 Holdings Plc #	82,350	338,139
Fattal Holdings 1998 Ltd. # *	1,475	148,446
		486,585
Diversified Financials: 1.4%
Altshuler Shaham Provident Funds & Pension Ltd. #	19,162	103,255
Isracard Ltd. #	60,326	296,953
Plus500 Ltd. (GBP) #	29,776	549,611
Tel Aviv Stock Exchange Ltd. #	28,640	154,355
		1,104,174
Energy: 1.2%
Delek Group Ltd. # *	3,282	268,822
Energean Plc (GBP) *	28,592	331,111
Oil Refineries Ltd. # *	589,290	168,570
Paz Oil Co. Ltd. # *	1,651	205,072
		973,575
Food & Staples Retailing: 0.7%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. #	2,474	185,419
Shufersal Ltd. #	40,861	339,715
		525,134
Food, Beverage & Tobacco: 0.5%
Strauss Group Ltd. #	11,792	367,283
	Number of Shares	Value
Health Care Equipment & Services: 3.4%
Inmode Ltd. *	17,533	$1,237,479
Nano-X Imaging Ltd. (USD) *	12,076	175,585
Novocure Ltd. * †	18,046	1,354,894
		2,767,958
Insurance: 3.4%
Clal Insurance Enterprises Holdings Ltd. # *	20,068	513,221
Harel Insurance Investments & Financial Services Ltd. #	40,425	458,390
IDI Insurance Co. Ltd. #	2,673	97,259
Lemonade, Inc. * †	14,437	607,942
Menora Mivtachim Holdings Ltd. #	8,464	199,867
Migdal Insurance & Financial Holdings Ltd. #	118,807	195,283
Phoenix Holdings Ltd. #	48,414	624,692
		2,696,654
Materials: 2.6%
ICL Group Ltd. (USD)	161,569	1,562,372
Israel Corp. Ltd. # *	1,187	511,518
		2,073,890
Media & Entertainment: 1.9%
Perion Network Ltd. (USD) *	9,854	236,989
Playtika Holding Corp. *	32,861	568,167
Taboola.com Ltd. (USD) *	69,810	543,122
Tremor International Ltd. (GBP) *	27,613	207,198
		1,555,476
Pharmaceuticals, Biotechnology & Life Sciences: 3.6%
Compugen Ltd. (USD) *	21,306	91,616
Taro Pharmaceutical Industries Ltd. (USD) *	2,922	146,421
Teva Pharmaceutical Industries Ltd. (ADR) *	337,029	2,699,602
		2,937,639
Real Estate: 6.7%
AFI Properties Ltd. #	3,056	202,323
Airport City Ltd. # *	16,609	371,578
Alony Hetz Properties & Investments Ltd. #	36,336	675,549
Amot Investments Ltd. #	49,472	401,421
Azrieli Group Ltd. #	12,657	1,206,273
Big Shopping Centers Ltd. #	2,889	470,538
Gav-Yam Lands Corp. Ltd. #	15,124	186,590
Gazit-Globe Ltd. #	17,223	135,909
Israel Canada T.R Ltd. #	25,876	166,239
Isras Investment Co. Ltd. #	443	117,159
Mega Or Holdings Ltd. #	3,724	170,530
Melisron Ltd. # *	4,975	463,290
Mivne Real Estate KD Ltd. #	89,442	384,068
Property & Building Corp. Ltd. # *	686	98,230
Summit Real Estate Holdings Ltd. # *	8,086	169,962
YH Dimri Construction & Development Ltd. #	1,662	161,235
		5,380,894

See Notes to Financial Statements

38

	Number of Shares	Value
Retailing: 4.1%
Delek Automotive Systems Ltd. #	10,569	$149,466
Fiverr International Ltd. (USD) * †	10,674	1,213,634
Fox Wizel Ltd. #	1,905	341,718
Global-e Online Ltd. (USD) * †	22,868	1,449,603
Tadiran Group Ltd. #	1,097	152,860
		3,307,281
Semiconductors & Semiconductor Equipment: 9.1%
Camtek Ltd. (USD) * †	8,306	382,408
CEVA, Inc. *	5,984	258,748
Nova Ltd. (USD) * †	8,093	1,185,625
SolarEdge Technologies, Inc. *	15,320	4,298,332
Tower Semiconductor Ltd. (USD) *	29,304	1,162,783
		7,287,896
Software & Services: 29.2%
Amdocs Ltd.	34,168	2,557,133
Check Point Software Technologies Ltd. (USD) *	33,210	3,870,958
Cognyte Software Ltd. (USD) *	16,594	260,028
CyberArk Software Ltd. *	12,479	2,162,361
Formula Systems 1985 Ltd. #	2,253	274,398
Hilan Ltd. #	2,941	196,472
ironSource Ltd. (USD) *	132,204	1,023,259
JFrog Ltd. (USD) *	18,552	550,994
LivePerson, Inc. *	15,353	548,409
Magic Software Enterprises Ltd. (USD)	5,575	116,685
Matrix IT Ltd. #	9,004	273,026
Monday.com Ltd. (USD) *	4,926	1,520,755
Nice Ltd. (ADR) * †	15,536	4,716,730
One Software Technologies Ltd. #	6,117	121,477
Payoneer Global, Inc. *	62,938	462,594
Sapiens International Corp. NV (USD)	9,624	331,547
Varonis Systems, Inc. *	26,128	1,274,524
Verint Systems, Inc. *	15,950	837,534
Wix.com Ltd. (USD) *	15,437	2,435,804
		23,534,688
Technology Hardware & Equipment: 2.1%
AudioCodes Ltd. (USD) †	7,480	259,855
	Number of Shares	Value
Technology Hardware & Equipment (continued)
BATM Advanced Communications Ltd. (GBP) # †	80,596	$91,678
Gilat Satellite Networks Ltd. (USD)	13,580	96,011
Ituran Location and Control Ltd. (USD)	2,977	79,397
Nano Dimension Ltd. (ADR) * †	81,756	310,673
Radware Ltd. (USD) *	10,632	442,716
Stratasys Ltd. *	15,380	376,656
		1,656,986
Telecommunication Services: 1.8%
Bezeq The Israeli Telecommunication Corp. Ltd. # *	702,617	1,159,364
Cellcom Israel Ltd. # *	22,248	124,547
Partner Communications Co. Ltd. # *	22,786	184,978
		1,468,889
Transportation: 1.2%
ZIM Integrated Shipping Services Ltd. (USD)	16,572	975,428

Utilities: 2.7%
Energix-Renewable Energies Ltd. #	59,942	253,509
Enlight Renewable Energy Ltd. # *	193,623	473,663
Kenon Holdings Ltd. #	4,548	230,333
OPC Energy Ltd. # *	19,213	214,908
Ormat Technologies, Inc. †	12,520	992,836
		2,165,249
Total Common Stocks (Cost: $52,034,741)		80,268,314

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.0% (Cost: $2,444,845)
Money Market Fund: 3.0%
State Street Navigator Securities Lending Government Money Market Portfolio	2,444,845	2,444,845
Total Investments: 102.8% (Cost: $54,479,586)		82,713,159
Liabilities in excess of other assets: (2.8)%		(2,249,021)
NET ASSETS: 100.0%		$80,464,138

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,636,702 which represents 38.1% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $9,924,266.
*	Non-income producing

See Notes to Financial Statements

39

VANECK ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	3.7%	$3,024,365
Consumer Discretionary	5.6	4,541,379
Consumer Staples	1.1	892,417
Energy	1.2	973,575
Financials	20.9	16,735,393
Health Care	7.1	5,705,597
Industrials	7.9	6,295,985
Information Technology	40.5	32,479,570
Materials	2.6	2,073,890
Real Estate	6.7	5,380,894
Utilities	2.7	2,165,249
	100.0%	$80,268,314

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$12,934,565	$—	$12,934,565
Capital Goods	3,715,094	1,305,605	—	5,020,699
Commercial & Professional Services	—	299,858	—	299,858
Consumer Durables & Apparel	—	747,513	—	747,513
Consumer Services	—	486,585	—	486,585
Diversified Financials	—	1,104,174	—	1,104,174
Energy	331,111	642,464	—	973,575
Food & Staples Retailing	—	525,134	—	525,134
Food, Beverage & Tobacco	—	367,283	—	367,283
Health Care Equipment & Services	2,767,958	—	—	2,767,958
Insurance	607,942	2,088,712	—	2,696,654
Materials	1,562,372	511,518	—	2,073,890
Media & Entertainment	1,555,476	—	—	1,555,476
Pharmaceuticals, Biotechnology & Life Sciences	2,937,639	—	—	2,937,639
Real Estate	—	5,380,894	—	5,380,894
Retailing	2,663,237	644,044	—	3,307,281
Semiconductors & Semiconductor Equipment	7,287,896	—	—	7,287,896
Software & Services	22,669,315	865,373	—	23,534,688
Technology Hardware & Equipment	1,565,308	91,678	—	1,656,986
Telecommunication Services	—	1,468,889	—	1,468,889
Transportation	975,428	—	—	975,428
Utilities	992,836	1,172,413	—	2,165,249
Money Market Fund	2,444,845	—	—	2,444,845
Total Investments	$52,076,457	$30,636,702	$—	$82,713,159

See Notes to Financial Statements

40

VANECK RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 97.5%
Banks: 14.7%
Sberbank of Russia PJSC (ADR) #	6,935,796	$111,284,791
TCS Group Holding Plc (USD) (GDR) #	732,618	61,759,585
VTB Bank PJSC (USD) (GDR) #	23,667,728	29,857,147
		202,901,523
Diversified Financials: 1.8%
Moscow Exchange MICEX-RTS PJSC #	12,311,842	25,060,335

Energy: 36.0%
Gazprom PJSC (ADR) #	12,042,996	111,206,723
LUKOIL PJSC (ADR) #	1,086,151	97,320,070
Novatek PJSC (USD) (GDR) #	392,923	91,867,324
Rosneft Oil Co. PJSC (USD) (GDR) #	8,905,323	71,622,334
Surgutneftegas PJSC (ADR) # †	8,328,632	44,544,314
Tatneft PJSC (ADR) #	1,880,955	78,212,502
		494,773,267
Food & Staples Retailing: 5.5%
Magnit PJSC (USD) (GDR) #	3,231,093	48,460,240
X5 Retail Group NV (USD) (GDR) #	1,038,228	27,491,870
		75,952,110
Materials: 26.9%
Alrosa PJSC #	23,350,580	38,063,199
Evraz Plc (GBP) #	5,032,843	41,174,946
MMC Norilsk Nickel PJSC (ADR) #	2,789,003	86,274,386
Novolipetsk Steel PJSC (USD) (GDR) #	1,173,616	34,619,021
PhosAgro PJSC (USD) (GDR) #	1,123,163	24,233,760
Polymetal International Plc (GBP) #	2,999,288	53,444,579
Polyus PJSC (USD) (GDR) #	609,048	53,794,763
Severstal PAO (USD) (GDR) #	1,796,698	38,754,474
		370,359,128
Media & Entertainment: 5.1%
VK Co. Ltd. (USD) (GDR) # *	1,232,465	14,266,528
	Number of Shares	Value
Media & Entertainment (continued)
Yandex NV (USD) * †	925,323	$55,982,042
		70,248,570
Retailing: 2.1%
Ozon Holdings Plc (ADR) * †	991,758	29,365,954
Telecommunication Services: 4.0%
Mobile TeleSystems PJSC (ADR)	3,913,328	31,110,957
Rostelecom PJSC #	9,796,529	11,371,666
VEON Ltd. (ADR) *	7,176,677	12,272,118
		54,754,741
Utilities: 1.4%
Inter RAO UES PJSC #	331,001,010	18,800,209
Irkutsk Electronetwork Co. JSC (USD) # *∞	7,410,870	7
		18,800,216
Total Common Stocks (Cost: $1,346,295,248)		1,342,215,844

PREFERRED SECURITIES: 2.3% (Cost: $34,983,143)
Energy: 2.3%
Transneft PJSC 5.78% #	14,496	30,650,624

Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $1,381,278,391)		1,372,866,468

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.2% (Cost: $3,006,086)
Money Market Fund: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio	3,006,086	3,006,086
Total Investments: 100.0% (Cost: $1,384,284,477)		1,375,872,554
Other assets less liabilities: 0.0%		410,835
NET ASSETS: 100.0%		$1,376,283,389

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,244,135,397 which represents 90.4% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $33,172,932.
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy

See Notes to Financial Statements

41

VANECK RUSSIA ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	9.1%	$125,003,311
Consumer Discretionary	2.1	29,365,954
Consumer Staples	5.5	75,952,110
Energy	38.3	525,423,891
Financials	16.6	227,961,858
Materials	27.0	370,359,128
Utilities	1.4	18,800,216
	100.0%	$1,372,866,468

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$202,901,523	$—	$202,901,523
Diversified Financials	—	25,060,335	—	25,060,335
Energy	—	494,773,267	—	494,773,267
Food & Staples Retailing	—	75,952,110	—	75,952,110
Materials	—	370,359,128	—	370,359,128
Media & Entertainment	55,982,042	14,266,528	—	70,248,570
Retailing	29,365,954	—	—	29,365,954
Telecommunication Services	43,383,075	11,371,666	—	54,754,741
Utilities	—	18,800,209	7	18,800,216
Preferred Securities *	—	30,650,624	—	30,650,624
Money Market Fund	3,006,086	—	—	3,006,086
Total Investments	$131,737,157	$1,244,135,390	$7	$1,375,872,554

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

42

VANECK RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 98.7%
Banks: 7.5%
Credit Bank of Moscow PJSC # *	19,873,300	$1,813,007

Commercial & Professional Services: 6.4%
HeadHunter Group Plc (ADR)	30,199	1,542,867

Diversified Financials: 0.1%
SFI PJSC *	2,663	18,689

Energy: 3.8%
Sovcomflot PJSC #	936,610	912,511

Food & Staples Retailing: 2.6%
Lenta International Co. PJSC (GDR) # *	249,016	633,961

Food, Beverage & Tobacco: 6.7%
Beluga Group PJSC #	10,629	473,833
Ros Agro Plc (GDR) #	73,503	1,149,012
		1,622,845
Materials: 21.2%
Eurasia Mining Plc # * †	3,773,192	1,240,062
Mechel PJSC # *	415,233	679,076
Petropavlovsk Plc (GBP) # * †	4,018,230	1,056,529
Raspadskaya OJSC	142,565	892,002
Segezha Group PJSC 144A *	8,463,800	1,251,410
		5,119,079
Real Estate: 9.3%
Etalon Group Plc (USD) (GDR) #	373,594	406,989
LSR Group PJSC #	97,994	794,641
Samolet Group	16,073	1,039,301
		2,240,931
Retailing: 10.0%
Detsky Mir PJSC 144A #	1,093,508	1,815,816
M.Video PJSC #	104,256	607,772
		2,423,588
Telecommunication Services: 8.0%
Sistema PJSFC (USD) (GDR) #	312,815	1,936,476
	Number of Shares	Value
Transportation: 15.0%
Aeroflot PJSC # *	1,783,782	$1,400,549
Globaltrans Investment Plc (USD) (GDR) #	172,924	1,473,354
Novorossiysk Commercial Sea Port PJSC #	8,488,900	762,606
		3,636,509
Utilities: 8.1%
Mosenergo PJSC #	18,441,800	516,695
OGK-2 PJSC #	48,677,600	410,679
TGC-1 PJSC #	1,609,400,000	213,110
Unipro PJSC #	23,401,000	813,598
		1,954,082
Total Common Stocks (Cost: $23,029,582)		23,854,545

PREFERRED SECURITIES: 1.5% (Cost: $326,281)
Utilities: 1.5%
Rosseti Lenenergo PJSC 9.08% #	162,266	366,127

Total Investments Before Collateral for Securities Loaned: 100.2% (Cost: $23,355,863)		24,220,672

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.4% (Cost: $334,647)
Money Market Fund: 1.4%
State Street Navigator Securities Lending Government Money Market Portfolio	334,647	334,647
Total Investments: 101.6% (Cost: $23,690,510)		24,555,319
Liabilities in excess of other assets: (1.6)%		(375,743)
NET ASSETS: 100.0%		$24,179,576

Definitions:

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $19,476,403 which represents 80.5% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,232,388.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,067,226, or 12.7% of net assets.

See Notes to Financial Statements

43

VANECK RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	8.0%	$1,936,476
Consumer Discretionary	10.0	2,423,588
Consumer Staples	9.3	2,256,806
Energy	3.8	912,511
Financials	7.6	1,831,696
Industrials	21.4	5,179,376
Materials	21.1	5,119,079
Real Estate	9.2	2,240,931
Utilities	9.6	2,320,209
	100.0%	$24,220,672

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$1,813,007	$—	$1,813,007
Commercial & Professional Services	1,542,867	—	—	1,542,867
Diversified Financials	18,689	—	—	18,689
Energy	—	912,511	—	912,511
Food & Staples Retailing	—	633,961	—	633,961
Food, Beverage & Tobacco	—	1,622,845	—	1,622,845
Materials	2,143,412	2,975,667	—	5,119,079
Real Estate	1,039,301	1,201,630	—	2,240,931
Retailing	—	2,423,588	—	2,423,588
Telecommunication Services	—	1,936,476	—	1,936,476
Transportation	—	3,636,509	—	3,636,509
Utilities	—	1,954,082	—	1,954,082
Preferred Securities *	—	366,127	—	366,127
Money Market Fund	334,647	—	—	334,647
Total Investments	$5,078,916	$19,476,403	$—	$24,555,319

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

44

VANECK VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Banks: 3.2%
Bank for Foreign Trade of Vietnam JSC	4,060,145	$14,038,588
Saigon Thuong Tin Commercial JSB # *	3,504,300	4,839,078
		18,877,666
Capital Goods: 11.5%
Development Investment Construction JSC # *	3,145,100	13,363,876
Gelex Group JSC # *	4,504,864	8,028,264
Hoang Huy Investment Financial Services JSC # *	3,892,704	4,685,507
IDICO Corp. JSC #	2,101,900	6,682,141
JAKS Resources Bhd # *	24,822,300	2,322,500
Tan Tao Investment & Industry JSC # *	5,769,300	4,200,403
Thaiholdings JSC # *	2,352,200	28,566,176
		67,848,867
Consumer Durables & Apparel: 11.6%
Eclat Textile Co. Ltd. #	1,144,160	26,071,058
Feng TAY Enterprise Co. Ltd. #	3,176,000	26,547,419
Hansae Co. Ltd. # †	240,220	4,426,457
Taiwan Paiho Ltd. #	3,920,000	11,543,858
		68,588,792
Diversified Financials: 8.5%
Sai Gon-Ha Noi Securities JSC #	1,906,900	4,230,340
SSI Securities Corp. #	8,548,172	19,422,743
Viet Capital Securities JSC #	3,142,600	10,033,821
VNDirect Securities Corp. #	4,539,600	16,332,668
		50,019,572
Energy: 0.6%
PetroVietnam Technical Services Corp. #	2,870,400	3,434,814

Food, Beverage & Tobacco: 18.0%
Hoang Anh Gia Lai International Agriculture JSC *	7,608,500	4,089,694
KIDO Group Corp. #	2,050,830	4,852,649
Masan Group Corp.	6,055,530	45,436,403
Saigon Beer Alcohol Beverage Corp.	917,000	6,075,779
Thanh Thanh Cong - Bien Hoa JSC # *	4,235,781	4,805,660
Vietnam Dairy Products JSC #	9,879,441	37,449,665
Vinh Hoan Corp. #	1,300,800	3,584,718
		106,294,568
Health Care Equipment & Services: 2.2%
Mani, Inc. # †	932,500	12,927,740
	Number of Shares	Value
Insurance: 0.6%
Bao Viet Holdings #	1,379,896	$3,387,613

Materials: 8.7%
An Phat Holdings JSC # *	1,869,200	3,046,704
Duc Giang Chemicals JSC #	1,027,400	7,200,810
Hoa Phat Group JSC #	15,989,352	32,535,424
Hoa Sen Group # *	2,822,500	4,625,919
Petrovietnam Fertilizer & Chemicals JSC #	1,902,500	4,171,309
		51,580,166
Real Estate: 26.3%
Khang Dien House Trading and Investment JSC # *	1,654,800	3,701,117
Kinh Bac City Development Share Holding Corp. # *	2,688,500	7,160,989
No Va Land Investment Group Corp. *	8,268,458	33,015,782
Phat Dat Real Estate Development Corp. # *	2,818,400	11,774,774
Van Phu - Invest Investment JSC # *	1,384,100	3,331,372
Vincom Retail JSC # *	6,498,322	8,570,313
Vingroup JSC # *	9,874,449	41,175,128
Vinhomes JSC 144A #	12,909,867	46,405,075
		155,134,550
Technology Hardware & Equipment: 7.0%
BH Co. Ltd. # * †	342,054	6,662,624
Dreamtech Co. Ltd. # *	392,420	3,984,011
INTOPS Co. Ltd. #	167,239	4,528,109
KH Vatec Co. Ltd. # * †	253,920	5,689,095
MCNEX Co. Ltd. # †	192,705	9,306,533
Seojin System Co. Ltd. # * †	185,389	6,722,026
Synopex, Inc. # *	973,978	2,273,156
UTI, Inc. #	171,487	2,302,131
		41,467,685
Transportation: 0.9%
Vietjet Aviation JSC # *	1,006,740	5,666,325

Utilities: 0.9%
PetroVietnam Power Corp. #	6,697,210	5,140,046
Total Common Stocks (Cost: $398,761,485)		590,368,404

EXCHANGE TRADED FUND: 0.0% (Cost: $42,157)
DCVFMVN Diamond ETF #	62,610	76,999

Total Investments: 100.0% (Cost: $398,803,642)		590,445,403
Other assets less liabilities: 0.0%		238,812
NET ASSETS: 100.0%		$590,684,215

See Notes to Financial Statements

45

VANECK VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $487,789,157 which represents 82.6% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $11,751,814.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $46,405,075, or 7.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	11.6%	$68,588,792
Consumer Staples	18.0	106,294,568
Energy	0.6	3,434,814
Exchange Traded Fund	0.0	76,999
Financials	12.3	72,284,851
Health Care	2.2	12,927,740
Industrials	12.4	73,515,192
Information Technology	7.0	41,467,685
Materials	8.7	51,580,166
Real Estate	26.3	155,134,550
Utilities	0.9	5,140,046
	100.0%	$590,445,403

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$14,038,588	$4,839,078	$—	$18,877,666
Capital Goods	—	67,848,867	—	67,848,867
Consumer Durables & Apparel	—	68,588,792	—	68,588,792
Diversified Financials	—	50,019,572	—	50,019,572
Energy	—	3,434,814	—	3,434,814
Food, Beverage & Tobacco	55,601,876	50,692,692	—	106,294,568
Health Care Equipment &Services	—	12,927,740	—	12,927,740
Insurance	—	3,387,613	—	3,387,613
Materials	—	51,580,166	—	51,580,166
Real Estate	33,015,782	122,118,768	—	155,134,550
Technology Hardware &
Equipment	—	41,467,685	—	41,467,685
Transportation	—	5,666,325	—	5,666,325
Utilities	—	5,140,046	—	5,140,046
Exchange Traded Fund	—	76,999	—	76,999
Total Investments	$102,656,246	$487,789,157	$—	$590,445,403

See Notes to Financial Statements

46

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Brazil Small-Cap	China Growth
	Africa Index ETF	ETF	Leaders ETF	ChiNext ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$59,145,506	$31,769,719	$26,543,263	$41,175,499
Short-term investments held as collateral for securities loaned (3)	184,814	785,056	17,714	—
Cash	29	14,506	12,620	51
Cash denominated in foreign currency, at value (4)	526,962	159,907	302,369	740,510	(a)
Receivables:
Shares of beneficial interest sold	678	—	—	—
Due from Adviser	—	—	17,003	—
Dividends and interest	2,939	91,589	6,366	—
Prepaid expenses	1,392	1,393	695	1,388
Total assets	59,862,320	32,822,170	26,900,030	41,917,448
Liabilities:
Payables:
Collateral for securities loaned	184,814	785,056	17,714	—
Line of credit	337,787		—145,526	596,907
Due to Adviser	25,239	4,622		—7,202
Deferred Trustee fees	14,209	38,344	6,195	1,319
Accrued expenses	111,257	107,331	165,837	112,710
Total liabilities	673,306	935,353	335,272	718,138
NET ASSETS	$59,189,014	$31,886,817	$26,564,758	$41,199,310
Shares outstanding	2,950,000	1,950,000	700,000	850,000
Net asset value, redemption and offering price per share	$20.06	$16.35	$37.95	$48.47
Net Assets consist of:
Aggregate paid in capital	$116,939,182	$197,496,455	$24,138,515	$29,427,661
Total distributable earnings (loss)	(57,750,168)	(165,609,638)	2,426,243	11,771,649
NET ASSETS	$59,189,014	$31,886,817	$26,564,758	$41,199,310
(1) Value of securities on loan	$2,131,645	$3,033,046	$383,145	$—
(2) Cost of investments - Unaffiliated issuers	$49,910,167	$37,221,956	$24,009,167	$29,050,639
(3) Cost of short-term investments held as collateral for securities loaned	$184,814	$785,056	$17,714	$—
(4) Cost of cash denominated in foreign currency	$572,331	$157,380	$294,988	$737,002

(a)	Includes $30,641 on foreign investor minimum settlement reserve funds (see Note 2H).

See Notes to Financial Statements

47

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Indonesia Index
	Egypt Index ETF	ETF	Israel ETF	Russia ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$21,693,431	$53,880,899	$80,268,314	$1,372,866,468
Short-term investments held as collateral for securities loaned (3)	—	—	2,444,845	3,006,086
Cash	982,289	108,942	250,639	1,127
Cash denominated in foreign currency, at value (4)	153,663	—	205	298
Receivables:
Dividends and interest	100,706	1,193	32,429	12,126,030
Prepaid expenses	699	701	1,395	6,935
Other assets	—	—	36,635	—
Total assets	22,930,788	53,991,735	83,034,462	1,388,006,944
Liabilities:
Payables:
Investment securities purchased	69	—	—	516,151
Collateral for securities loaned	—	—	2,444,845	3,006,086
Line of credit	1,170,559	—	—6,501,506
Due to Adviser	3,130	13,087	21,320	615,768
Deferred Trustee fees	6,286	32,156	4,867	203,747
Accrued expenses	79,685	122,274	99,292	880,297
Total liabilities	1,259,729	167,517	2,570,324	11,723,555
NET ASSETS	$21,671,059	$53,824,218	$80,464,138	$1,376,283,389
Shares outstanding	799,974	2,700,000	1,650,000	51,450,000
Net asset value, redemption and offering price per share	$27.09	$19.93	$48.77	$26.75
Net Assets consist of:
Aggregate paid in capital	$56,673,100	$173,555,414	$60,388,673	$2,943,648,495
Total distributable earnings (loss)	(35,002,041)	(119,731,196)	20,075,465	(1,567,365,106)
NET ASSETS	$21,671,059	$53,824,218	$80,464,138	$1,376,283,389
(1) Value of securities on loan	$—	$180,650	$9,924,266	$33,172,932
(2) Cost of investments - Unaffiliated issuers	$17,816,179	$59,801,449	$52,034,741	$1,381,278,391
(3) Cost of short-term investments held as collateral for securities loaned	$—	$—	$2,444,845	$3,006,086
(4) Cost of cash denominated in foreign currency	$153,577	$—	$205	$291

See Notes to Financial Statements

48

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Russia Small-Cap
	ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$24,220,672	$590,445,403
Short-term investments held as collateral for securities loaned (3)	334,647	—
Cash	31,627	35
Cash denominated in foreign currency, at value (4)	88,817	939,612
Receivables:
Investment securities sold	24,138	—
Shares of beneficial interest sold	—	26,640
Dividends and interest	68,930	384,128
Prepaid expenses	701	3,476
Total assets	24,769,532	591,799,294
Liabilities:
Payables:
Collateral for securities loaned	334,647	—
Line of credit	—	594,359
Due to Adviser	27,257	245,615
Deferred Trustee fees	3,812	56,553
Accrued expenses	224,240	218,552
Total liabilities	589,956	1,115,079
NET ASSETS	$24,179,576	$590,684,215
Shares outstanding	733,318	27,650,000
Net asset value, redemption and offering price per share	$32.97	$21.36
Net Assets consist of:
Aggregate paid in capital	$39,429,988	$692,096,297
Total distributable earnings (loss)	(15,250,412)	(101,412,082)
NET ASSETS	$24,179,576	$590,684,215
(1) Value of securities on loan	$2,232,388	$11,751,814
(2) Cost of investments - Unaffiliated issuers	$23,355,863	$398,803,642
(3) Cost of short-term investments held as collateral for securities loaned	$334,647	$—
(4) Cost of cash denominated in foreign currency	$89,861	$934,399

See Notes to Financial Statements

49

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

		Brazil Small-Cap	China Growth
	Africa Index ETF	ETF	Leaders ETF	ChiNext ETF
Income:
Dividends	$2,190,634	$1,343,420	$448,489	$277,659
Interest	—	—	4,198	2,496
Securities lending income	21,286	34,220	13,287	—
Foreign taxes withheld	(235,437)	(81,609)	(37,704)	(27,921)
Total income	1,976,483	1,296,031	428,270	252,234
Expenses:
Management fees	301,959	222,441	182,421	237,417
Professional fees	58,027	59,234	107,917	62,501
Custody and accounting fees	72,710	65,205	123,704	81,532
Reports to shareholders	19,111	12,941	8,675	8,027
Trustees’ fees and expenses	1,014	537	566	1,192
Registration fees	6,178	6,178	8,786	6,179
Insurance	2,528	2,686	1,932	2,435
Interest	1,622	1,982	76,742	22,430
Other	585	752	692	615
Total expenses	463,734	371,956	511,435	422,328
Waiver of management fees	—	(107,578)	(182,421)	(113,686)
Expenses assumed by the Adviser	—	—	(110,091)	—
Net expenses	463,734	264,378	218,923	308,642
Net investment income (loss)	1,512,749	1,031,653	209,347	(56,408)
Net realized gain (loss) on:
Investments	(757,974)	3,919,867	1,380,430	15,467,869
Increase from payment from Advisor (See Note 3)	—	—	—	19,569
In-kind redemptions	1,448,499	662,416	762,135	—
Foreign currency transactions and foreign denominated assets and liabilities	(83,462)	(14,338)	103,531	25,043
Net realized gain	607,063	4,567,945	2,246,096	15,512,481
Net change in unrealized appreciation (depreciation) on:
Investments	(890,091)	(14,729,446)	(7,646,736)	(11,689,205)
Foreign currency transactions and foreign denominated assets and liabilities	(45,572)	(112)	(70,373)	381
Net change in unrealized appreciation (depreciation)	(935,663)	(14,729,558)	(7,717,109)	(11,688,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,184,149	$(9,129,960)	$(5,261,666)	$3,767,249

See Notes to Financial Statements

50

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

		Indonesia Index
	Egypt Index ETF	ETF	Israel ETF	Russia ETF
Income:
Dividends	$891,073	$873,703	$1,064,664	$102,900,525
Interest	23	104	—	2,214
Securities lending income	—	2,858	120,432	102,306
Foreign taxes withheld	(42,148)	(140,207)	(240,434)	(9,389,039)
Total income	848,948	736,458	944,662	93,616,006
Expenses:
Management fees	107,861	188,448	405,775	8,429,436
Professional fees	55,110	56,531	60,381	60,783
Custody and accounting fees	41,346	45,401	86,587	850,777
Reports to shareholders	7,860	9,832	9,308	34,226
Trustees’ fees and expenses	390	587	1,769	30,994
Registration fees	6,178	6,178	6,179	1,924
Insurance	1,735	1,777	3,463	17,955
Interest	16,385	63	1,940	49,922
Other	498	555	575	8,176
Total expenses	237,363	309,372	575,977	9,484,193
Waiver of management fees	(18,199)	(94,463)	(95,203)	—
Net expenses	219,164	214,909	480,774	9,484,193
Net investment income	629,784	521,549	463,888	84,131,813
Net realized gain (loss) on:
Investments	(1,182,825)	(7,088,531)	1,414,898	(21,647,718)
In-kind redemptions	56,112	1,162,157	3,795,034	224,897,157
Foreign currency transactions and foreign denominated assets and liabilities	(88,872)	2,644	(17,036)	(13,905)
Net realized gain (loss)	(1,215,585)	(5,923,730)	5,192,896	203,235,534
Net change in unrealized appreciation (depreciation) on:
Investments	2,367,469	4,485,418	1,978,259	687,875
Foreign currency transactions and foreign denominated assets and liabilities	685	10	(15)	(9,289)
Net change in unrealized appreciation (depreciation)	2,368,154	4,485,428	1,978,244	678,586
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,782,353	$(916,753)	$7,635,028	$288,045,933

See Notes to Financial Statements

51

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Russia Small-Cap
	ETF	Vietnam ETF
Income:
Dividends	$1,254,057	$6,297,257
Interest	163	354
Securities lending income	26,861	364,057
Foreign taxes withheld	(97,992)	(400,043)
Total income	1,183,089	6,261,625
Expenses:
Management fees	157,417	2,658,482
Professional fees	57,088	66,261
Custody and accounting fees	112,337	287,623
Reports to shareholders	8,493	53,350
Trustees’ fees and expenses	585	8,322
Registration fees	2,000	2,000
Insurance	1,764	10,187
Interest	748	71,344
Other	434	1,082
Total expenses	340,866	3,158,651
Waiver of management fees	(103,861)	—
Net expenses	237,005	3,158,651
Net investment income	946,084	3,102,974
Net realized gain (loss) on:
Investments	(1,799,212)	49,092,907
In-kind redemptions	1,292,408	205,170
Foreign currency transactions and foreign denominated assets and liabilities	(1,470)	(694,242)
Net realized gain (loss)	(508,274)	48,603,835
Net change in unrealized appreciation (depreciation) on:
Investments	(1,122,396)	56,165,508
Foreign currency transactions and foreign denominated assets and liabilities	(2,659)	372
Net change in unrealized appreciation (depreciation)	(1,125,055)	56,165,880
Net Increase (Decrease) in Net Assets Resulting from Operations	$(687,245)	$107,872,689

See Notes to Financial Statements

52

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income	$1,512,749	$1,270,569	$1,031,653	$973,858
Net realized gain (loss)	607,063	(3,318,086)	4,567,945	(3,003,224)
Net change in unrealized appreciation (depreciation)	(935,663)	2,864,307	(14,729,558)	(20,827,035)
Net increase (decrease) in net assets resulting from operations	1,184,149	816,790	(9,129,960)	(22,856,401)

Distributions to shareholders from:
Distributable earnings	(2,475,050)	(1,990,000)	(951,015)	(899,895)

Share transactions**:
Proceeds from sale of shares	13,099,656	4,077,573	976,221	—
Cost of shares redeemed	(5,051,376)	(696,293)	(13,670,320)	(19,205,846)
Increase (decrease) in net assets resulting from share transactions	8,048,280	3,381,280	(12,694,099)	(19,205,846)
Total increase (decrease) in net assets	6,757,379	2,208,070	(22,775,074)	(42,962,142)
Net Assets, beginning of year	52,431,635	50,223,565	54,661,891	97,624,033
Net Assets, end of year	$59,189,014	$52,431,635	$31,886,817	$54,661,891

**Shares of Common Stock Issued (no par value)
Shares sold	600,000	200,000	50,000	—
Shares redeemed	(250,000)	(50,000)	(650,000)	(1,000,000)
Net increase (decrease)	350,000	150,000	(600,000)	(1,000,000)

See Notes to Financial Statements

53

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	China Growth Leaders ETF		ChiNext ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income (loss)	$209,347	$409,151	$(56,408)	$25,106
Net realized gain	2,246,096	14,074,652	15,492,912	2,816,152
Increase from payment from Advisor (See Note 3)	—	57,732	19,569	17,518
Net change in unrealized appreciation (depreciation)	(7,717,109)	(7,326,282)	(11,688,824)	15,527,475
Net increase (decrease) in net assets resulting from operations	(5,261,666)	7,215,253	3,767,249	18,386,251

Distributions to shareholders from:
Distributable earnings	(1,404,410)	(6,633,990)	(3,198,624)	(3,800)
Return of capital	—	—	(601,386)	—
Total distributions	(1,404,410)	(6,633,990)	(3,800,010)	(3,800)

Share transactions**:
Proceeds from sale of shares	—	47,623,122	—	30,434,278
Cost of shares redeemed	(18,287,121)	(64,107,257)	(7,716,947)	(29,674,046)
Increase (decrease) in net assets resulting from share transactions	(18,287,121)	(16,484,135)	(7,716,947)	760,232
Total increase (decrease) in net assets	(24,953,197)	(15,902,872)	(7,749,708)	19,142,683
Net Assets, beginning of year	51,517,955	67,420,827	48,949,018	29,806,335
Net Assets, end of year	$26,564,758	$51,517,955	$41,199,310	$48,949,018

**Shares of Common Stock Issued (no par value)
Shares sold	—	1,150,000	—	900,000
Shares redeemed	(400,000)	(1,650,000)	(150,000)	(900,000)
Net decrease	(400,000)	(500,000)	(150,000)	—

See Notes to Financial Statements

54

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Egypt Index ETF		Indonesia Index ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income	$629,784	$560,227	$521,549	$676,211
Net realized loss	(1,215,585)	(4,035,403)	(5,923,730)	(1,807,076)
Net change in unrealized appreciation (depreciation)	2,368,154	(769,924)	4,485,428	(2,555,570)
Net increase (decrease) in net assets resulting from operations	1,782,353	(4,245,100)	(916,753)	(3,686,435)

Distributions to shareholders from:
Distributable earnings	(565,063)	(499,984)	(570,015)	(600,075)

Share transactions**:
Proceeds from sale of shares	10,557,639	2,595,503	26,398,550	27,619,482
Cost of shares redeemed	(9,316,583)	(10,031,819)	(6,936,585)	(28,309,693)
Increase (decrease) in net assets resulting from share transactions	1,241,056	(7,436,316)	19,461,965	(690,211)
Total increase (decrease) in net assets	2,458,346	(12,181,400)	17,975,197	(4,976,721)
Net Assets, beginning of year	19,212,713	31,394,113	35,849,021	40,825,742
Net Assets, end of year	$21,671,059	$19,212,713	$53,824,218	$35,849,021

**Shares of Common Stock Issued (no par value)
Shares sold	425,000	100,000	1,300,000	1,600,000
Shares redeemed	(375,000)	(425,000)	(350,000)	(1,650,000)
Net increase (decrease)	50,000	(325,000)	950,000	(50,000)

See Notes to Financial Statements

55

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Israel ETF		Russia ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income	$463,888	$144,345	$84,131,813	$48,224,507
Net realized gain (loss)	5,192,896	3,191,368	203,235,534	(34,947,117)
Net change in unrealized appreciation (depreciation)	1,978,244	13,431,597	678,586	(7,601,235)
Net increase in net assets resulting from operations	7,635,028	16,767,310	288,045,933	5,676,155

Distributions to shareholders from:
Distributable earnings	(1,025,145)	(127,803)	(80,501,120)	(52,666,239)
Return of capital	—	—	—	(334,141)
Total distributions	(1,025,145)	(127,803)	(80,501,120)	(53,000,380)

Share transactions**:
Proceeds from sale of shares	5,887,632	4,500,656	378,385,798	878,463,560
Cost of shares redeemed	(7,100,586)	(3,880,690)	(830,831,688)	(491,881,611)
Increase (decrease) in net assets resulting from share transactions	(1,212,954)	619,966	(452,445,890)	386,581,949
Total increase (decrease) in net assets	5,396,929	17,259,473	(244,901,077)	339,257,724
Net Assets, beginning of year	75,067,209	57,807,736	1,621,184,466	1,281,926,742
Net Assets, end of year	$80,464,138	$75,067,209	$1,376,283,389	$1,621,184,466

**Shares of Common Stock Issued (no par value)
Shares sold	125,000	125,000	12,900,000	39,500,000
Shares redeemed	(150,000)	(100,000)	(29,500,000)	(22,800,000)
Net increase (decrease)	(25,000)	25,000	(16,600,000)	16,700,000

See Notes to Financial Statements

56

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Russia Small-Cap ETF		Vietnam ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2021	2020	2021	2020

Operations:
Net investment income	$946,084	$1,051,035	$3,102,974	$2,030,475
Net realized gain (loss)	(508,274)	(3,460,060)	48,603,835	(52,628,480)
Net change in unrealized appreciation (depreciation)	(1,125,055)	3,555,678	56,165,880	78,556,843
Net increase (decrease) in net assets resulting from operations	(687,245)	1,146,653	107,872,689	27,958,838

Distributions to shareholders from:
Distributable earnings	(1,464,299)	(1,399,971)	(2,850,715)	(1,644,751)
Return of capital	(60,709)	—	—	(182,249)
Total distributions	(1,525,008)	(1,399,971)	(2,850,715)	(1,827,000)

Share transactions**:
Proceeds from sale of shares	—	—	41,690,264	35,837,932
Cost of shares redeemed	(5,605,927)	(3,085,140)	(13,317,449)	(47,640,582)
Increase (decrease) in net assets resulting from share transactions	(5,605,927)	(3,085,140)	28,372,815	(11,802,650)
Total increase (decrease) in net assets	(7,818,180)	(3,338,458)	133,394,789	14,329,188
Net Assets, beginning of year	31,997,756	35,336,214	457,289,426	442,960,238
Net Assets, end of year	$24,179,576	$31,997,756	$590,684,215	$457,289,426

**Shares of Common Stock Issued (no par value)
Shares sold	—	—	2,200,000	2,450,000
Shares redeemed	(150,000)	(100,000)	(650,000)	(3,950,000)
Net increase (decrease)	(150,000)	(100,000)	1,550,000	(1,500,000)

See Notes to Financial Statements

57

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$20.17	$20.50	$20.08	$24.81	$20.09
Net investment income (a)	0.53	0.52	1.09	0.57	0.39
Net realized and unrealized gain (loss) on investments	0.20 (b)	(0.05)	0.62	(4.96)	4.82
Total from investment operations	0.73	0.47	1.71	(4.39)	5.21
Distributions from:
Net investment income	(0.84)	(0.80)	(1.29)	(0.34)	(0.49)
Net asset value, end of year	$20.06	$20.17	$20.50	$20.08	$24.81
Total return (c)	3.69%	2.29%	8.52%	(17.70)%	26.02%
Ratios to average net assets
Gross expenses	0.77%	0.92%	0.90%	0.91%	0.87%
Net expenses	0.77%	0.79%	0.79%	0.78%	0.84%
Net expenses excluding interest expense	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income	2.50%	3.00%	5.13%	2.44%	1.73%
Supplemental data
Net assets, end of year (in millions)	$59	$52	$50	$55	$76
Portfolio turnover rate (d)	37%	37%	46%	23%	38%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

58

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Brazil Small-Cap ETF
	Year Ended December 31,
	2021		2020	2019		2018	2017

Net asset value, beginning of year	$21.44		$27.50	$20.09		$23.33	$16.10
Net investment income (a)	0.48		0.33	0.58		0.68	0.48
Net realized and unrealized gain (loss) on investments	(5.08)		(6.04)	7.42		(3.34)	7.81
Payment from Adviser	—		—	0.11	(b)	—	—
Total from investment operations	(4.60)		(5.71)	8.11		(2.66)	8.29
Distributions from:
Net investment income	(0.49)		(0.35)	(0.70)		(0.58)	(1.06)
Net asset value, end of year	$16.35		$21.44	$27.50		$20.09	$23.33
Total return (c)	(21.38)%		(20.75)%	40.81	%(b)	(11.66)%	51.71%
Ratios to average net assets
Gross expenses	0.84	%(d)	0.84%	0.73%		0.73%	0.68%
Net expenses	0.59	%(d)	0.60%	0.63%		0.60%	0.60%
Net expenses excluding interest expense	0.59	%(d)	0.59%	0.59%		0.59%	0.59%
Net investment income	2.32	%(d)	1.73%	2.52%		3.25%	2.24%
Supplemental data
Net assets, end of year (in millions)	$32		$55	$98		$88	$108
Portfolio turnover rate (e)	56%		31%	38%		45%	53%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2019, 0.55% of total return, representing $0.11 per share, consisted of a payment from the Adviser (See Note 3).
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

59

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	China Growth Leaders ETF
	Year Ended December 31,
	2021	2020		2019	2018	2017

Net asset value, beginning of year	$46.83	$42.14		$31.58	$48.37	$37.08
Net investment income (a)	0.26	0.38		0.63	0.41	0.41
Net realized and unrealized gain (loss) on investments	(7.13)	10.29		10.55	(14.35)	11.40
Payment from Adviser	—	0.05	(b)	—	—	—
Total from investment operations	(6.87)	10.72		11.18	(13.94)	11.81
Distributions from:
Net investment income	(0.36)	(0.07)		(0.62)	(0.31)	(0.52)
Net realized capital gains	(1.65)	(5.96)		—	(2.54)	—
Total distributions	(2.01)	(6.03)		(0.62)	(2.85)	(0.52)
Net asset value, end of year	$37.95	$46.83		$42.14	$31.58	$48.37
Total return (c)	(14.67)%	25.95	%(b)	35.40%	(28.79)%	31.86%
Ratios to average net assets
Gross expenses	1.40%	1.27%		1.07%	1.17%	0.82%
Net expenses	0.60%	0.60%		0.61%	0.85%	0.78%
Net expenses excluding interest expense (d)	0.60%	0.60%		0.61%	0.72%	0.72%
Net investment income	0.57%	0.90%		1.60%	0.95%	0.96%
Supplemental data
Net assets, end of year (in millions)	$27	$52		$67	$54	$94
Portfolio turnover rate (e)	59%	199%		42%	34%	37%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2020, 0.12% of total return, representing $0.05 per share, consisted of a payment from the Adviser (See Note 3).
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Effective January 10, 2019, the Fund includes interest expense in the calculation of the expense limitation. The ratio only excludes interest expense accrued prior to January 10, 2019 and not waived under the expense limit agreement.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

60

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	ChiNext ETF
	Year Ended December 31,
	2021		2020		2019	2018	2017

Net asset value, beginning of year	$48.95		$29.81		$20.97	$34.79	$29.20
Net investment income (loss) (a)	(0.06)		0.03		0.10	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	4.03		19.09		8.88	(13.85)	5.67
Payment from Adviser	0.02	(b)	0.02	(c)	—	—	—
Total from investment operations	3.99		19.14		8.98	(13.82)	5.66
Distributions from:
Net investment income	—		—	(d)	(0.14)	—	(0.07)
Net realized capital gains	(3.74)		—		—	—	—
Return of capital	(0.73)		—		—	—	—
Total distributions	(4.47)		—		(0.14)	—	(0.07)
Net asset value, end of year	$48.47		$48.95		$29.81	$20.97	$34.79
Total return (e)	8.21	%(b)	64.23	%(c)	42.80%	(39.72)%	19.37%
Ratios to average net assets
Gross expenses	0.89%		1.15%		1.08%	1.33%	1.38%
Net expenses	0.65%		0.65%		0.65%	0.82%	0.82%
Net expenses excluding interest expense (f)	0.65%		0.65%		0.65%	0.78%	0.78%
Net investment income (loss)	(0.12)%		0.07%		0.39%	0.09%	(0.04)%
Supplemental data
Net assets, end of year (in millions)	$41		$49		$30	$16	$23
Portfolio turnover rate (g)	59%		96%		43%	36%	34%

(a)	Calculated based upon average shares outstanding
(b)	For the year ended December 31, 2021, 0.04% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(c)	For the year ended December 31, 2020, 0.07% of total return, representing $0.02 per share, consisted of a payment from the Adviser (See Note 3).
(d)	Amount represents less than $0.005 per share.
(e)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(f)	Effective January 10, 2019, the Fund includes interest expense in the calculation of the expense limitation. The ratio only excludes interest expense accrued prior to January 10, 2019 and not waived under the expense limit agreement.
(g)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

61

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Egypt Index ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$25.62	$29.20	$28.28	$32.89	$26.02
Net investment income (a)	0.75	0.61	0.59	0.60	0.81
Net realized and unrealized gain (loss) on investments	1.38	(3.56)	0.93 (b)	(4.73)	6.31
Total from investment operations	2.13	(2.95)	1.52	(4.13)	7.12
Distributions from:
Net investment income	(0.66)	(0.63)	(0.60)	(0.48)	(0.25)
Net asset value, end of year	$27.09	$25.62	$29.20	$28.28	$32.89
Total return (c)	8.36%	(10.09)%	5.42%	(12.56)%	27.39%
Ratios to average net assets
Gross expenses	1.10%	1.11%	1.11%	1.19%	1.09%
Net expenses	1.02%	0.98%	1.01%	0.98%	0.94%
Net expenses excluding interest expense	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.92%	2.43%	1.88%	1.73%	2.82%
Supplemental data
Net assets, end of year (in millions)	$22	$19	$31	$33	$76
Portfolio turnover rate (d)	73%	27%	76%	41%	41%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

62

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Indonesia Index ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$20.49	$22.68	$21.85	$24.75	$21.31
Net investment income (a)	0.27	0.36	0.40	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.61)	(2.21)	0.90	(2.78)	3.55
Total from investment operations	(0.34)	(1.85)	1.30	(2.42)	3.90
Distributions from:
Net investment income	(0.22)	(0.34)	(0.47)	(0.48)	(0.46)
Net asset value, end of year	$19.93	$20.49	$22.68	$21.85	$24.75
Total return (b)	(1.65)%	(8.20)%	5.97%	(9.79)%	18.35%
Ratios to average net assets
Gross expenses	0.82%	0.97%	0.80%	0.75%	0.73%
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	1.38%	2.03%	1.78%	1.61%	1.53%
Supplemental data
Net assets, end of year (in millions)	$54	$36	$41	$45	$62
Portfolio turnover rate (c)	36%	13%	10%	14%	14%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

63

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Israel ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$44.82	$35.03	$28.05	$30.37	$26.84
Net investment income (a)	0.27	0.08	0.19	0.27	0.30
Net realized and unrealized gain (loss) on investments	4.30	9.79	7.27	(2.38)	3.71
Total from investment operations	4.57	9.87	7.46	(2.11)	4.01
Distributions from:
Net investment income	(0.62)	(0.08)	(0.48)	(0.21)	(0.48)
Net asset value, end of year	$48.77	$44.82	$35.03	$28.05	$30.37
Total return (b)	10.20%	28.14%	26.64%	(6.94)%	14.96%
Ratios to average net assets
Gross expenses	0.71%	0.80%	0.94%	1.02%	0.92%
Net expenses	0.59%	0.60%	0.62%	0.60%	0.59%
Net expenses excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	0.57%	0.24%	0.60%	0.85%	1.04%
Supplemental data
Net assets, end of year (in millions)	$80	$75	$58	$46	$43
Portfolio turnover rate (c)	32%	22%	14%	23%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

64

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$23.82	$24.96	$18.79	$21.14	$21.09
Net investment income (a)	1.39	0.97	1.20	0.88	0.71
Net realized and unrealized gain (loss) on investments	3.06	(1.31)	6.39	(2.26)	0.25
Total from investment operations	4.45	(0.34)	7.59	(1.38)	0.96
Distributions from:
Net investment income	(1.52)	(0.79)	(1.42)	(0.97)	(0.91)
Return of capital	—	(0.01)	—	—	—
Total distributions	(1.52)	(0.80)	(1.42)	(0.97)	(0.91)
Net asset value, end of year	$26.75	$23.82	$24.96	$18.79	$21.14
Total return (b)	18.74%	(1.38)%	40.40%	(6.47)%	4.62%
Ratios to average net assets
Gross expenses	0.56%	0.61%	0.67%	0.65%	0.72%
Net expenses	0.56%	0.61%	0.67%	0.65%	0.67%
Net expenses excluding interest expense and a portion of depositary receipt fees (c)	0.56%	0.60%	0.65%	0.64%	0.66%
Net investment income	4.99%	4.45%	5.40%	4.09%	3.40%
Supplemental data
Net assets, end of year (in millions)	$1,376	$1,621	$1,282	$1,326	$1,807
Portfolio turnover rate (d)	20%	25%	15%	20%	15%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Ratio excludes depositary receipt fees in excess of 0.10% of average daily net assets (See Note 3).
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

65

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$36.22	$35.94	$27.61	$40.68	$38.04
Net investment income (a)	1.12	1.12	1.53	1.17	1.17
Net realized and unrealized gain (loss) on investments	(2.29)	0.74	8.45	(13.02)	2.94
Total from investment operations	(1.17)	1.86	9.98	(11.85)	4.11
Distributions from:
Net investment income	(2.00)	(1.58)	(1.65)	(1.22)	(1.47)
Return of capital	(0.08)	—	—	—	—
Total distributions	(2.08)	(1.58)	(1.65)	(1.22)	(1.47)
Net asset value, end of year	$32.97	$36.22	$35.94	$27.61	$40.68
Total return (b)	(3.29)%	5.23%	36.17%	(29.09)%	(11.01)%
Ratios to average net assets
Gross expenses	1.08%	1.31%	1.20%	0.94%	0.82%
Net expenses	0.75%	0.75%	0.77%	0.76%	0.76%
Net expenses excluding interest expense and a portion of depositary receipt fees (c)	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.01%	3.45%	4.67%	3.22%	2.87%
Supplemental data
Net assets, end of year (in millions)	$24	$32	$35	$33	$58
Portfolio turnover rate (d)	47%	47%	30%	49%	39%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Ratio excludes depositary receipt fees in excess of 0.08% of average daily net assets (See Note 3).
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

66

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Vietnam ETF
	Year Ended December 31,
	2021		2020	2019	2018	2017

Net asset value, beginning of year	$17.52		$16.05	$14.84	$17.45	$12.97
Net investment income (a)	0.11		0.08	0.14	0.17	0.20
Net realized and unrealized gain (loss) on investments	3.83		1.46	1.19	(2.66)	4.46
Total from investment operations	3.94		1.54	1.33	(2.49)	4.66
Distributions from:
Net investment income	(0.10)		(0.06)	(0.12)	(0.12)	(0.18)
Return of capital	—		(0.01)	—	—	— (b)
Total distributions	(0.10)		(0.07)	(0.12)	(0.12)	(0.18)
Net asset value, end of year	$21.36		$17.52	$16.05	$14.84	$17.45
Total return (c)	22.52%		9.72%	8.86%	(14.15)%	35.76%
Ratios to average net assets
Expenses	0.59	%(d)	0.61%	0.66%	0.68%	0.66%
Expenses excluding interest expense	0.58	%(d)	0.60%	0.63%	0.64%	0.63%
Net investment income	0.58	%(d)	0.55%	0.89%	0.98%	1.37%
Supplemental data
Net assets, end of year (in millions)	$591		$457	$443	$318	$349
Portfolio turnover rate (e)	57%		33%	33%	49%	50%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

67

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) (formerly known as VanEck Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
China Growth Leaders ETF	Diversified
ChiNext ETF*	Diversified
Egypt Index ETF	Non-Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified

*	Formerly known as ChinaAMC SME-ChiNext ETF

Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to China Growth Leaders ETF and ChiNext ETF. China Growth Leaders ETF and ChiNext ETF seek to achieve their investment objectives by primarily investing directly in A-shares through the Hong Kong-Shanghai Stock Connect program and via the A-share quota granted to the Sub-Adviser.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck
68

Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net
69

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2021 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

At December 31, 2021, ChiNext ETF included $30,641 in cash, at value on the Statements of Assets and Liabilities, which represents foreign investor minimum settlement reserve funds required by China Securities Depository and Clearing Corporation Limited.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses; and for Russia ETF and Russia Small-Cap ETF, depositary receipt fees up to 0.10% and 0.08% of average daily net assets, respectively) from exceeding the expense limitations listed in the table below. Effective January 10, 2019, China Growth Leaders ETF and ChiNext ETF no longer exclude interest expense from their expense limitations. Refer to the Statements of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2021.

The management fee rates and expense limitations for the year ended December 31, 2021, are as follows:

Fund	Management Fees	Expense Limitations
Africa Index ETF	0.50%	0.78%
Brazil Small-Cap ETF	0.50	0.59
China Growth Leaders ETF	0.50	0.60
70

Fund	Management Fees	Expense Limitations
ChiNext ETF	0.50	0.65
Egypt Index ETF	0.50	0.94
Indonesia Index ETF	0.50	0.57
Israel ETF	0.50	0.59
Russia ETF	0.50	0.62
Russia Small-Cap ETF	0.50	0.67
Vietnam ETF	0.50	0.76

During the year ended December 31, 2019, the Adviser reimbursed the Brazil Small-Cap ETF $372,975 for an investment loss. The per share and total return impact to the Fund is reflected in the Financial Highlights.

During the year ended December 31, 2020, the Adviser reimbursed the China Growth Leaders ETF and ChiNext ETF $57,732 and $17,518, respectively, for transactional losses. These reimbursements are reflected in the Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impacts to the Funds are reflected in the Financial Highlights.

During the year ended December 31, 2021, the Adviser reimbursed the ChiNext ETF $19,569 for an investment loss. This reimbursement is reflected in the Statements of Operations and Statements of Changes in Net Assets as a net increase from payment from Adviser. The per share and total return impact to the Fund is reflected in the Financial Highlights.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Capital Share Transactions—As of December 31, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Africa Index ETF	$24,469,443	$22,254,107	$7,686,320	$3,052,023
Brazil Small-Cap ETF	24,416,805	34,262,256	237,373	2,937,005
China Growth Leaders ETF	21,507,754	35,378,240	—	5,413,388
71

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
ChiNext ETF	28,131,587	39,639,061	—	—
Egypt Index ETF	16,562,855	15,517,307	1,610,748	1,439,769
Indonesia Index ETF	13,878,309	13,931,787	26,390,190	6,933,163
Israel ETF	25,917,614	26,614,759	5,762,515	7,101,035
Russia ETF	330,389,702	328,518,418	378,466,228	830,804,853
Russia Small-Cap ETF	14,538,899	15,031,465	—	5,602,599
Vietnam ETF	325,171,907	297,994,840	1,846,218	620,091

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$51,082,529	$13,579,536	$(5,331,745)	$8,247,791
Brazil Small-Cap ETF	42,757,144	1,106,470	(11,308,839)	(10,202,369)
China Growth Leaders ETF	24,089,341	6,213,597	(3,741,961)	2,471,636
ChiNext ETF	29,406,039	13,766,407	(1,996,947)	11,769,460
Egypt Index ETF	21,059,187	4,760,671	(4,126,427)	634,244
Indonesia Index ETF	60,281,171	3,456,639	(9,856,911)	(6,400,272)
Israel ETF	55,838,877	32,242,356	(5,368,074)	26,874,282
Russia ETF	1,390,946,685	176,622,425	(191,696,556)	(15,074,131)
Russia Small-Cap ETF	24,287,217	3,683,634	(3,415,532)	268,102
Vietnam ETF	416,467,532	209,181,129	(35,203,258)	173,977,871

At December 31, 2021, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Africa Index ETF	$–	$(65,931,390)	$(7,004)	$(14,209)	$8,202,435	$(57,750,168)
Brazil Small-Cap ETF	108,778	(155,478,417)	–	(38,344)	(10,201,655)	(165,609,638)
China Growth Leaders ETF	12,632	–	(59,215)	(6,195)	2,479,021	2,426,243
ChiNext ETF	–	–	–	(1,319)	11,772,968	11,771,649
Egypt Index ETF	–	(35,621,096)	(8,988)	(6,287)	634,330	(35,002,041)
Indonesia Index ETF	8,669	(113,307,447)	–	(32,155)	(6,400,263)	(119,731,196)
Israel ETF	173,990	(6,967,970)	–	(4,867)	26,874,312	20,075,465
Russia ETF	4,835,099	(1,556,921,878)	–	(203,747)	(15,074,580)	(1,567,365,106)
Russia Small-Cap ETF	–	(15,508,888)	(1,453)	(5,575)	265,504	(15,250,412)
Vietnam ETF	1,467,399	(276,807,032)	–	(56,553)	173,984,104	(101,412,082)

*Qualified late year losses incurred after October 31, 2021 are deemed to arise on January 1, 2022.

The tax character of dividends paid to shareholders was as follows:

	2021			2020
Fund	Ordinary Income**	Long-Term Capital Gains	Return of Capital	Ordinary Income**	Long-Term Capital Gains	Return of Capital
Africa Index ETF	$2,475,050	$–	$–	$1,990,000	$–	$–
Brazil Small-Cap ETF	951,015	–	–	899,895	–	–
China Growth Leaders ETF	751,240	653,170	–	1,442,540	5,191,450	–
ChiNext ETF	–	3,198,624	601,386	3,800	–	–
Egypt Index ETF	565,063	–	–	499,984	–	–
Indonesia Index ETF	570,015	–	–	600,075	–	–
Israel ETF	1,025,145	–	–	127,803	–	–
72

	2021			2020
Fund	Ordinary Income**	Long-Term Capital Gains	Return of Capital	Ordinary Income**	Long-Term Capital Gains	Return of Capital
Russia ETF	80,501,120	–	–	52,666,239	–	334,141
Russia Small-Cap ETF	1,464,299	–	60,709	1,399,971	–	–
Vietnam ETF	2,850,715	–	–	1,644,751	–	182,249

**	Includes short-term capital gains (if any).

At December 31, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Africa Index ETF	$(11,902,643)	$(54,028,747)	$(65,931,390)
Brazil Small-Cap ETF	(21,054,589)	(134,423,828)	(155,478,417)
Egypt Index ETF	(12,961,222)	(22,659,874)	(35,621,096)
Indonesia Index ETF	(37,861,382)	(75,446,065)	(113,307,447)
Israel ETF	(296,343)	(6,671,627)	(6,967,970)
Russia ETF	(223,502,010)	(1,333,419,868)	(1,556,921,878)
Russia Small-Cap ETF	(4,154,961)	(11,353,927)	(15,508,888)
Vietnam ETF	(74,923,618)	(201,883,414)	(276,807,032)

During the year ended December 31, 2021, Brazil Small-Cap ETF, ChiNext ETF, Israel ETF and Vietnam ETF utilized $4,028,000, $11,370,462, $1,036,744 and $47,237,957 of their capital loss carryovers available from prior years.

During the year ended December 31, 2021, as a result of permanent book to tax differences, primarily due to earnings attributable to the redemption of shares, tax net operating losses and the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Africa Index ETF	$(1,302,369)	$1,302,369
Brazil Small-Cap ETF	(619,165)	619,165
China Growth Leaders ETF	(1,162,209)	1,162,209
ChiNext ETF	30,748	(30,748)
Egypt Index ETF	(56,111)	56,111
Indonesia Index ETF	(1,061,055)	1,061,055
Israel ETF	(3,677,600)	3,677,600
Russia ETF	(224,458,807)	224,458,807
Russia Small-Cap ETF	(879,624)	879,624
Vietnam ETF	(205,171)	205,171

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision

73

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

Investments in China: Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the China Growth Leaders ETF and ChiNext ETF (the “Funds”). China generally imposes withholding income tax (“WHT”) at a rate of 10% on dividends derived by non-PRC resident enterprises (including a Qualified Foreign Institutional Investor (“QFII”) and a Renminbi Qualified Foreign Institutional Investor (“RQFII”)) from issuers resident in China. China imposes WHT at a rate of 10% on capital gains derived by non-PRC resident enterprises from the disposal in shares of PRC enterprises. Effective November 17, 2014, investments through the Hong Kong-Shanghai Stock Connect program, QFIIs and RQFIIs, which includes these Funds, were exempted temporarily from WHT with respect to gains derived from the trading of equity investments (including A-shares). However, uncertainties remain regarding the taxation of capital gains in China. PRC rules for taxation of RQFIIs (and QFIIs) and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of capital gains derived by QFIIs, RQFIIs and other nonresident investors WHT on gains from such investments the Funds could be subject to additional tax liabilities.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss. As a result of events involving Russia, the United States and the European Union have in the past, and may in the future, impose sanctions on certain Russian individuals and companies, which may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Should the Chinese government impose restrictions on the ability of China Growth Leaders ETF and ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended, and the Funds may therefore be subject to Fund-level U.S. federal taxes.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

74

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Africa Index ETF	$2,131,645	$184,814	$2,016,913	$2,201,727
Brazil Small-Cap ETF	3,033,046	785,056	2,339,750	3,124,806
China Growth Leaders ETF	383,145	17,714	390,946	408,660
Indonesia Index ETF	180,650	–	193,610	193,610
Israel ETF	9,924,266	2,444,845	7,839,662	10,284,507
Russia ETF	33,172,932	3,006,086	31,950,478	34,956,564
Russia Small-Cap ETF	2,232,388	334,647	1,981,443	2,316,090
Vietnam ETF	11,751,814	–	12,448,696	12,448,696
75

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Africa Index ETF	$184,814
Brazil Small-Cap ETF	785,056
China Growth Leaders ETF	17,714
Israel ETF	2,444,845
Russia ETF	3,006,086
Russia Small-Cap ETF	334,647

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Africa Index ETF	118	$195,703	1.44%
Brazil Small-Cap ETF	83	153,721	1.43
China Growth Leaders ETF	356	778,858	1.44
ChiNext ETF	289	388,289	1.44
Egypt Index ETF	354	901,694	1.44
Indonesia Index ETF	12	133,276	1.43
Israel ETF	36	165,376	1.45
Russia ETF	178	5,872,957	1.44
Russia Small-Cap ETF	31	188,179	1.45
Vietnam ETF	251	4,967,579	1.44

Outstanding loan balances as of December 31, 2021, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Subsequent Event Review—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

76

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Egypt Index ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Vietnam ETF and the Board of Trustees of VanEck ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Egypt Index ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF and VanEck Vietnam ETF (collectively referred to as the “Funds”) (ten of the series constituting VanEck ETF Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the series constituting VanEck ETF Trust) at December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 28, 2022

77

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*
Africa Index ETF	$0.83900	38.91%	–%
Brazil Small-Cap ETF	0.04877	1.60	–
China Growth Leaders ETF	1.07320	46.13	–
Egypt Index ETF	0.66480	100.00	–
Indonesia Index ETF	0.21510	100.00	–
Israel ETF	0.62130	89.61	0.45
Russia ETF	1.52320	100.00	–
Russia Small-Cap ETF	2.07960	75.50	–
Vietnam ETF	0.10310	6.51	–

Fund	Foreign Source Income*	Foreign Taxes Paid Per Share**	Long-Term Capital Gain Per Share	Return of Capital Per Share****
Africa Index ETF	79.41%	$0.056820	$–	$–
Brazil Small-Cap ETF	98.04	0.037351	–	–
China Growth Leaders ETF	48.12	0.051754	0.933100	–
ChiNext ETF	–	–	4.470600	0.707513
Egypt Index ETF	100.00	0.049574	–	–
Indonesia Index ETF	99.41	0.052448	–	–
Israel ETF	65.22	0.196523	–	–
Russia ETF	98.76	0.170564	–	–
Russia Small-Cap ETF	77.11	0.129727	–	0.082785
Vietnam ETF	79.97	0.013842	–	–

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.

**	The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

***	Certain states may exempt the portion of dividends derived from assets backed by the full faith and credit of the U.S. Government.

****	A return of capital is not considered taxable income to shareholders. The portion of a distribution which is a dividend is includable in gross income while the portion of the distribution which is not a dividend shall be applied against and reduces the adjusted basis of the stock. Accordingly, shareholders who received these distributions should not include these amounts in taxable income, but instead should treat them as a reducition of the cost basis of the appicable shares upon which these distributions were paid.

Additionally, China Growth Leaders ETF paid short-term capital gains of $0.716000 per share that represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

Please consult your tax advisor for proper treatment of this information.

78

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	62	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	62	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	62	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	74	Director, Food and Friends, Inc., 2013 to present.

79

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	74	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

80

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.

81

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

December 31, 2021 (unaudited)

At a meeting held on November 30, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved an investment management agreement between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreement”) with respect to the VanEck Digital India ETF (the “Fund”).

The Board’s approval of the Investment Management Agreement was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Fund’s proposed investment program, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreement was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the management of the Fund, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Fund. The Trustees also considered the terms and scope of services that the Adviser would provide under the Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of the Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees considered the benefits, other than the fees under the Investment Management Agreement, that the Adviser would receive from serving as adviser to the Fund. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Fund to the Adviser because the Fund had not yet commenced operations. In addition, because the Fund had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Fund by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreement.

In voting to approve the Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreement is in the best interest of the Fund and the Fund’s shareholders.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INTLAR

ANNUAL REPORT December 31, 2021

VANECK®

Agribusiness ETF	MOO®
Future of Food ETF	YUMY
Gold Miners ETF	GDX®
Green Metals ETF	GMET®
Junior Gold Miners ETF	GDXJ®
Low Carbon Energy ETF	SMOG®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Steel ETF	SLX®
Uranium+Nuclear Energy ETF	NLR®

800.826.2333	vaneck.com

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Certain information contained in this President’s Letter represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2021.

VANECK ETFs

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

2

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the 12 month period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck ETF Trust

July 20, 2021

PS The investing outlook can change suddenly, as it certainly did in 2021 To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

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VANECK ETFs

MANAGEMENT DISCUSSION

December 31, 2021 (unaudited)

Market Review

All funds were to some extent affected by the wide market recovery during the year as the effects of COVID-19 generally subsided globally. The remedial measures, both financial and fiscal, taken by central governments around the world in response to the pandemic (including the asset purchasing program of the U.S. Federal Reserve), continued to sustain recovery. By the end of 2021, the extent of the recovery varied considerably industry by industry.

Agribusiness

From its lowest point at the very start of the year, the VanEck Agribusiness ETF rose steadily throughout most of the year and Fund gained 23.99% for the 12 month period. All sectors contributed to the Fund’s positive performance, with the primary drivers being companies in the materials and healthcare sectors. In the former, they were in the chemicals segment. In the latter, they were those in the pharmaceuticals and healthcare equipment and supplies segments (involved in the wellbeing, health and safety of livestock, pets and also people). Companies in the consumer discretionary sector contributed the least. By far the greatest positive returns came from companies in the U.S., while the greatest negative returns came from those in Malaysia and Sweden.

Gold Miners

The stocks of both major gold miners and their junior peers had both an uneven and disappointing year. This was despite market and economic conditions that might usually have been thought of as propitious, in particular persistent inflation—whether or not considered to be “transitory”. Perhaps affected more than generally by the many uncertainties that abounded in the market, the junior gold miners (VanEck Junior Gold Miners ETF) posted a loss of 21.44% and larger gold miners (VanEck Gold Miners ETF) posted a loss of 9.56% for the 12 month period.

Among the larger mining stocks, companies in South Africa and the U.S. contributed the most to performance. Canadian companies, with the largest average country weighting during the year, detracted by far the most from performance.

Among the juniors, Indonesia was the strongest contributor, while Canada detracted by far the most from performance.

Low Carbon Energy

The performance of low carbon energy stocks during the 12 month period was both volatile and disappointing, with the VanEck Low Carbon Energy ETF recording a loss of 3.02%. While companies in the consumer discretionary sector contributed positively to performance, all other sectors detracted from performance with the industrial and utilities sectors detracting the most. The U.S. was by far the best performing country. Companies from Denmark detracted the most from performance.

Natural Resources

Natural resources stocks generally thrived in 2021 and the VanEck Natural Resources ETF gained 25.38% over the 12 month period under review. The energy and materials sectors contributed most to performance and the healthcare sector was the greatest detractor, but even then only minimally. U.S. companies contributed by far the most to performance, while Danish companies detracted the most.

Oil Refiners

Oil refining stocks had a volatile year, perhaps echoing the similarly volatile price of crude oil in 2021. With demand for oil in the U.S. having hit historic highs as the year drew to a close, the VanEck Oil Refiners ETF recorded a gain of 11.10% over the 12 month period.

Exposure to refiners in the U.S. contributed by far the most to the Fund’s total return. The only significant negative contributing country was Finland.

4

Oil Services

Despite a volatile 2021, also perhaps reflecting the similarly volatile price of crude oil in 2021, oil services stocks performed well (or rose) and the VanEck Oil Services ETF ended the 12 month period up 21.18%. Over the year, drilling activity increased substantially, the Baker Hughes U.S. rig count rose nearly 67% from 351 at the end of 2020 to 586 at the close of 2021.

The oil service stocks in the U.S., with the largest average country weighting, contributed by far the most to performance while both France and the United Kingdom detracted from performance, but only minimally.

Rare Earth and Strategic Metals

The VanEck Rare Earth/Strategic Metals ETF had another firm year in 2021, gaining 80.09%. Benefiting from the increasing focus on both climate change and the energy transition, the Fund rose fairly consistently through most of the year. The majority of the companies in the Fund’s portfolio contributed positively to returns. Of the companies contributing positively, those involved in the mining of lithium and/or production of lithium contributed the most. The greatest detractors from performance were three companies with mining operations and/or production involving molybdenum, rare earths, titanium and zirconium. Large- and mid-cap companies performed much better than their small-cap peers during the period under review.

Steel

On the back of strong demand, steel stocks hit highs toward the middle of May and the middle of August. Thereafter, however, they fell over most of the next four and a half months, but not enough to erase their gains earlier in the year and the VanEck Steel ETF ended the 12 month period recording a gain of 27.91%. The U.S. was by far the greatest contributors to performance. Only once country, China, detracted from performance and, then, only minimally.

Uranium+Nuclear Energy

Having hit a low toward the end of February, thereafter, stocks in the VanEck Uranium+Nuclear Energy ETF rose, for the most part for the rest of the 12 month period, recording a gain of 13.48% for the full calendar year. Utilities companies were the greatest contributors to the Fund’s positive total return, with only the industrial sector detracting from performance. Geographically, companies in the U.S contributed the most to performance, while those in France and South Korea were the greatest detractors from performance.

According to the World Nuclear Association figures, in December 2021, there were some 440 operable nuclear power reactors in 32 countries and 56 power reactors currently under construction in 18 countries, notably China, India and South Korea.

5

VANECK AGRIBUSINESS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMOOTR[1]	SPTR[2]
One Year	23.94%	23.99%	24.51%	28.71%
Five Year	14.73%	14.70%	14.77%	18.47%
Ten Year	9.31%	9.29%	9.41%	16.55%

[1]	MVIS® Global Agribusiness Index (MVMOOTR) is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness segment which includes: agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines etc.) and trading of agricultural products.

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the MVIS® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

6

VANECK GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	GDMNTR[1]	SPTR[2]
One Year	(9.56)%	(9.56)%	(9.37)%	28.71%
Five Year	9.80%	9.77%	10.10%	18.47%
Ten Year	(3.87)%	(3.90)%	(3.50)%	16.55%

[1]	NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization weighted index comprised of publicly traded companies involved in the mining for gold and silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

7

VANECK JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVGDXJTR[1]	SPTR[2]
One Year	(21.31)%	(21.44)%	(20.99)%	28.71%
Five Year	6.76%	6.61%	6.74%	18.47%
Ten Year	(6.87)%	(6.79)%	(6.46)%	16.55%

[1]	MVIS® Global Junior Gold Miners Index (MVGDXJTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

8

VANECK LOW CARBON ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVSMOGTR[1]	AGIXLT[2]	SPTR[3]
One Year	(2.77)%	(3.02)%	(2.18)%	3.34%	28.71%
Five Year	26.58%	26.43%	27.23%	28.64%	18.47%
Ten Year	18.16%	18.07%	18.13%	18.78%	16.55%

[1]	MVIS® Global Low Carbon Energy Index (MVSMOGTR) normally invests at least 80% of its total assets in stocks of low carbon energy companies.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

Effective April 26, 2021, MVSMOGTR replaced AGIXLT as the Fund’s benchmark index. All index history reflects a blend of the performance of the aforementioned Indexes.

[3]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

9

VANECK NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	RVEIT[1]	SPTR[2]
One Year	24.95%	25.38%	25.44%	28.71%
Five Year	10.47%	10.62%	10.71%	18.47%
Ten Year	5.92%	5.97%	6.07%	16.55%

[1]	VanEck® Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

10

VANECK OIL REFINERS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCRAKTR[1]	SPTR[2]
One Year	10.84%	11.10%	11.47%	28.71%
Five Year	7.53%	7.59%	7.62%	18.47%
Life*	7.40%	7.46%	7.51%	15.96%

*	Commencement of Fund: 8/18/15; First Day of Secondary Market Trading: 8/19/15.

[1]	MVIS® Global Oil Refiners Index (MVCRAKTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

11

VANECK OIL SERVICES ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVOIHTR[1]	SPTR[2]
One Year	21.17%	21.18%	21.81%	28.71%
Five Year	(21.23)%	(21.24)%	(21.36)%	18.47%
Ten Year	(11.74)%	(11.74)%	(11.86)%	16.55%

[1]	MVIS® US Listed Oil Services 25 Index (MVOIHTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in oil services to the upstream oil sector.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

12

VANECK RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVREMXTR[1]	SPTR[2]
One Year	79.70%	80.09%	82.78%	28.71%
Five Year	22.45%	22.52%	21.81%	18.47%
Ten Year	(1.38)%	(1.53)%	(2.04)%	16.55%

[1]	MVIS® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

13

VANECK STEEL ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	STEEL[1]	SPTR[2]
One Year	27.61%	27.91%	28.84%	28.71%
Five Year	11.44%	11.45%	12.07%	18.47%
Ten Year	4.57%	4.56%	4.92%	16.55%

[1]	NYSE Arca Steel Index (STEEL) is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

14

VANECK URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

December 31, 2021 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVNLRTR[1]	SPTR[2]
One Year	13.59%	13.48%	13.18%	28.71%
Five Year	6.09%	6.10%	5.82%	18.47%
Ten Year	5.16%	5.10%	4.68%	16.55%

[1]	MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the MVIS® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 16 for more information.

15

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory feesor expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (ICE Data). The Agribusiness Index, Junior Gold Miners Index, Low Carbon Energy, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Uranium & Nuclear Energy Index are published by MV Index Solutions GmbH (MVIS®), which is a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. The Natural Resources Index and the Ardour Global Index are published by S-Network Global Indexes, LLC (S-Network).

ICE Data, MVIS, S-Network, and Ardour are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

16

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Agribusiness ETF
Actual	$1,000.00	$1,059.20	0.52%	$2.70
Hypothetical(b)	$1,000.00	$1,022.58	0.52%	$2.65
Future of Food ETF
Actual (c)	$1,000.00	$1,015.30	0.69%	$0.59
Hypothetical(b)	$1,000.00	$1,021.73	0.69%	$3.52
Gold Miners ETF
Actual	$1,000.00	$959.30	0.51%	$2.52
Hypothetical(b)	$1,000.00	$1,022.63	0.51%	$2.60
Green Metals ETF
Actual (d)	$1,000.00	$1,006.10	0.60%	$0.86
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06
Junior Gold Miners ETF
Actual	$1,000.00	$914.70	0.52%	$2.51
Hypothetical(b)	$1,000.00	$1,022.58	0.52%	$2.65
Low Carbon Energy ETF
Actual	$1,000.00	$996.20	0.56%	$2.82
Hypothetical(b)	$1,000.00	$1,022.38	0.56%	$2.85
Natural Resources ETF
Actual	$1,000.00	$1,050.10	0.49%	$2.53
Hypothetical(b)	$1,000.00	$1,022.74	0.49%	$2.50
17

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Oil Refiners ETF
Actual	$1,000.00	$941.70	0.60%	$2.94
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06
Oil Services ETF
Actual	$1,000.00	$851.40	0.35%	$1.63
Hypothetical(b)	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth/Strategic Metals ETF
Actual	$1,000.00	$1,378.50	0.53%	$3.18
Hypothetical(b)	$1,000.00	$1,022.53	0.53%	$2.70
Steel ETF
Actual	$1,000.00	$920.10	0.55%	$2.66
Hypothetical(b)	$1,000.00	$1,022.43	0.55%	$2.80
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,070.00	0.60%	$3.13
Hypothetical(b)	$1,000.00	$1,022.18	0.60%	$3.06

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from December 1, 2021 (commencement of operations) to December 31, 2021) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
(d)	Expenses are equal to the Fund’s annualized expense ratio (for the period from November 10, 2021 (commencement of operations) to December 31, 2021) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
18

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 1.7%
Incitec Pivot Ltd. #	3,358,921	$7,934,000
Treasury Wine Estates Ltd. #	1,387,087	12,497,851
		20,431,851
Brazil: 2.3%
Rumo SA # *	2,894,900	9,214,292
Yara International ASA (NOK) #	348,751	17,559,965
		26,774,257
Canada: 6.2%
Nutrien Ltd. (USD) †	980,652	73,745,030

Chile: 1.5%
Sociedad Quimica y Minera de Chile SA (ADR)	343,047	17,299,860

China: 3.8%
China Mengniu Dairy Co. Ltd. (HKD) # *	5,128,000	29,074,638
Wilmar International Ltd. (SGD) #	5,294,551	16,287,714
		45,362,352
Denmark: 0.8%
Bakkafrost P/F (NOK) #	106,545	7,032,649
Schouw & Co. A/S #	31,238	2,717,037
		9,749,686
Germany: 7.7%
Bayer AG #	1,559,380	83,182,488
K+S AG # *	459,737	7,899,360
		91,081,848
Indonesia: 0.1%
Golden Agri-Resources Ltd. (SGD) #	8,231,245	1,497,035

Israel: 1.1%
ICL Group Ltd. (USD) †	1,357,177	13,123,902

Japan: 4.6%
Kubota Corp. #	1,915,930	42,556,471
Maruha Nichiro Corp. #	97,400	2,038,334
NH Foods Ltd. #	197,800	7,124,122
Nippon Suisan Kaisha Ltd. #	480,300	2,267,675
		53,986,602
Malaysia: 1.5%
IOI Corp. Bhd #	4,480,655	4,008,875
Kuala Lumpur Kepong Bhd	750,870	3,925,576
PPB Group Bhd	1,264,280	5,189,435
Sime Darby Plantation Bhd #	5,315,600	4,795,219
		17,919,105
Netherlands: 0.4%
OCI NV # *	191,957	5,004,748

Norway: 3.1%
Leroy Seafood Group ASA #	601,033	4,690,739
Mowi ASA #	981,248	23,191,986
Salmar ASA #	124,499	8,575,237
		36,457,962
Russia: 0.5%
PhosAgro PJSC (USD) (GDR) #	289,310	6,242,254
	Number of Shares	Value
Singapore: 0.6%
Charoen Pokphand Indonesia Tbk PT (IDR) #	17,330,500	$7,223,116

Sweden: 0.5%
Oatly Group AB (ADR) * †	668,073	5,317,861

Switzerland: 0.7%
Bucher Industries AG #	16,003	7,886,207

Taiwan: 0.4%
Taiwan Fertilizer Co. Ltd. #	1,789,000	4,517,985

Thailand: 0.7%
Charoen Pokphand Foods PCL (NVDR) #	11,317,136	8,647,061

United Kingdom: 4.1%
CNH Industrial NV (USD) †	2,049,375	39,819,356
Genus Plc #	123,218	8,269,335
		48,088,691
United States: 57.6%
AGCO Corp.	124,027	14,389,612
Archer-Daniels-Midland Co.	833,132	56,311,392
Balchem Corp.	52,890	8,917,254
Beyond Meat, Inc. * †	112,568	7,334,931
Bunge Ltd.	222,767	20,797,527
CF Industries Holdings, Inc.	355,463	25,159,671
Corteva, Inc.	1,315,560	62,199,677
Darling Ingredients, Inc. *	237,082	16,427,412
Deere & Co.	255,851	87,728,749
Elanco Animal Health, Inc. *	647,730	18,382,577
FMC Corp.	216,162	23,754,042
IDEXX Laboratories, Inc. *	121,343	79,899,512
Mosaic Co.	596,109	23,421,123
Neogen Corp. *	157,499	7,152,030
Pilgrim’s Pride Corp. *	117,060	3,301,092
Sanderson Farms, Inc.	35,934	6,866,269
Toro Co.	191,758	19,158,542
Tractor Supply Co.	218,704	52,182,774
Tyson Foods, Inc.	573,505	49,986,696
Zoetis, Inc.	402,306	98,174,733
		681,545,615
Total Common Stocks (Cost: $942,791,700)		1,181,903,028

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.6% (Cost: $30,234,590)
Money Market Fund: 2.6%
State Street Navigator Securities Lending Government Money Market Portfolio	30,234,590	30,234,590

Total Investments: 102.5% (Cost: $973,026,290)		1,212,137,618
Liabilities in excess of other assets: (2.5)%		(29,429,845)
NET ASSETS: 100.0%		$1,182,707,773

See Notes to Financial Statements

19

VANECK AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $341,936,393 which represents 28.9% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $67,313,739.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	4.4%	$52,182,774
Consumer Staples	26.8	317,127,478
Health Care	25.0	295,060,674
Industrials	18.7	220,753,230
Materials	25.1	296,778,872
	100.0%	$1,181,903,028

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$20,431,851	$—	$20,431,851
Brazil	—	26,774,257	—	26,774,257
Canada	73,745,030	—	—	73,745,030
Chile	17,299,860	—	—	17,299,860
China	—	45,362,352	—	45,362,352
Denmark	—	9,749,686	—	9,749,686
Germany	—	91,081,848	—	91,081,848
Indonesia	—	1,497,035	—	1,497,035
Israel	13,123,902	—	—	13,123,902
Japan	—	53,986,602	—	53,986,602
Malaysia	9,115,011	8,804,094	—	17,919,105
Netherlands	—	5,004,748	—	5,004,748
Norway	—	36,457,962	—	36,457,962
Russia	—	6,242,254	—	6,242,254
Singapore	—	7,223,116	—	7,223,116
Sweden	5,317,861	—	—	5,317,861
Switzerland	—	7,886,207	—	7,886,207
Taiwan	—	4,517,985	—	4,517,985
Thailand	—	8,647,061	—	8,647,061
United Kingdom	39,819,356	8,269,335	—	48,088,691
United States	681,545,615	—	—	681,545,615
Money Market Fund	30,234,590	—	—	30,234,590
Total Investments	$870,201,225	$341,936,393	$—	$1,212,137,618

See Notes to Financial Statements

20

VANECK FUTURE OF FOOD ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.8%
Canada: 3.6%
Maple Leaf Foods, Inc.	3,840	$88,951

China: 2.0%
Vitasoy International Holdings Ltd. (HKD) #	24,000	48,538

Denmark: 6.6%
Chr Hansen Holding A/S #	1,004	79,067
Novozymes A/S #	1,012	82,991
		162,058
France: 2.0%
Danone SA #	814	50,540

Germany: 3.1%
Symrise AG #	526	77,704

Ireland: 3.2%
Kerry Group Plc #	614	78,555

Isle of Man: 0.5%
Agronomics Ltd. *	38,354	11,688

Israel: 0.1%
Else Nutrition Holdings, Inc. (CAD) *	1,668	1,505

Japan: 2.2%
Kubota Corp. #	2,400	53,309

Mexico: 3.3%
Orbia Advance Corp. SAB de CV	32,140	82,089

Netherlands: 1.0%
Corbion NV #	530	24,997

Norway: 1.0%
Atlantic Sapphire ASA # *	5,450	25,921

Philippines: 0.9%
Monde Nissin Corp. 144A *	73,800	23,446

Sweden: 5.1%
BioGaia AB #	328	18,740
Oatly Group AB (ADR) *	13,426	106,871
		125,611
Switzerland: 8.6%
Bucher Industries AG #	108	53,222
	Number of Shares	Value
Switzerland (continued)
Givaudan SA #	20	$104,938
Nestle SA #	384	53,616
		211,776
United States: 56.6%
AgEagle Aerial Systems, Inc. *	1,688	2,650
Amyris, Inc. *	3,742	20,244
AppHarvest, Inc. *	19,762	76,874
Archer-Daniels-Midland Co.	578	39,067
Balchem Corp.	154	25,964
Ball Corp.	922	88,761
Benson Hill, Inc. *	7,062	51,482
Berry Global Group, Inc. *	348	25,675
Beyond Meat, Inc. *	1,088	70,894
Bunge Ltd.	826	77,115
Cadiz, Inc. *	2,886	11,140
Conagra Brands, Inc.	792	27,047
Corteva, Inc.	2,414	114,135
Deere & Co.	250	85,723
Ecolab, Inc.	110	25,805
FMC Corp.	362	39,780
Ginkgo Bioworks Holdings, Inc. *	4,152	34,503
GrowGeneration Corp. *	744	9,709
Hydrofarm Holdings Group, Inc. *	358	10,128
Ingredion, Inc.	1,022	98,766
International Flavors & Fragrances, Inc.	508	76,530
John Bean Technologies Corp.	266	40,847
Kellogg Co.	390	25,124
Lindsay Corp.	332	50,464
Local Bounti Corp. *	2,776	17,905
Tattooed Chef, Inc. *	5,112	79,440
Titan International, Inc. *	1,690	18,522
Trimble, Inc. *	866	75,507
Tyson Foods, Inc.	304	26,497
Valmont Industries, Inc.	204	51,102
		1,397,400
Total Common Stocks (Cost: $2,429,014)		2,464,088

Total Investments: 99.8% (Cost: $2,429,014)		2,464,088
Other assets less liabilities: 0.2%		5,593
NET ASSETS: 100.0%		$2,469,681

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $752,138 which represents 30.5% of net assets.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $23,446, or 0.9% of net assets.

See Notes to Financial Statements

21

VANECK FUTURE OF FOOD ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector	% of Investments	Value
Consumer Discretionary	0.4%	$9,709
Consumer Staples	43.3	1,068,155
Financials	0.5	11,688
Health Care	2.2	53,243
Industrials	14.8	365,966
Information Technology	3.1	75,507
Materials	35.3	868,680
Utilities	0.4	11,140
	100.0%	$2,464,088

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$88,951	$—	$—	$88,951
China	—	48,538	—	48,538
Denmark	—	162,058	—	162,058
France	—	50,540	—	50,540
Germany	—	77,704	—	77,704
Ireland	—	78,555	—	78,555
Isle of Man	11,688	—	—	11,688
Israel	1,505	—	—	1,505
Japan	—	53,309	—	53,309
Mexico	82,089	—	—	82,089
Netherlands	—	24,997	—	24,997
Norway	—	25,921	—	25,921
Philippines	23,446	—	—	23,446
Sweden	106,871	18,740	—	125,611
Switzerland	—	211,776	—	211,776
United States	1,397,400	—	—	1,397,400
Total Investments	$1,711,950	$752,138	$—	$2,464,088

See Notes to Financial Statements

22

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.8%
Australia: 12.9%
Capricorn Metals Ltd. # * †	16,600,495	$41,073,106
Evolution Mining Ltd. # †	81,851,150	242,668,113
Gold Road Resources Ltd. #	39,381,192	45,104,634
Newcrest Mining Ltd. #	36,538,470	653,958,335
Northern Star Resources Ltd. # †	52,004,587	357,407,883
OceanaGold Corp. (CAD) * †	31,437,883	54,754,655
Perseus Mining Ltd. #	54,795,805	64,821,165
Ramelius Resources Ltd. # †	38,664,754	44,306,056
Regis Resources Ltd. #	33,703,865	47,930,825
Silver Lake Resources Ltd. # * †	39,536,520	51,221,462
St Barbara Ltd. # †	31,683,437	33,846,327
West African Resources Ltd. # *	45,760,543	44,111,439
Westgold Resources Ltd. # †	19,000,375	28,268,960
		1,709,472,960
Brazil: 7.9%
Wheaton Precious Metals Corp. (USD) †	20,130,789	864,214,772
Yamana Gold, Inc. (USD)	43,008,207	181,494,633
		1,045,709,405
Burkina Faso: 0.5%
IAMGOLD Corp. (USD) * †	21,295,483	66,654,862

Canada: 43.6%
Agnico Eagle Mines Ltd. (USD) †	10,939,659	581,333,479
Alamos Gold, Inc. (USD)	17,526,713	134,780,423
Argonaut Gold, Inc. * †	13,874,456	26,361,631
Aya Gold & Silver, Inc. * †	4,675,933	35,352,223
B2Gold Corp. (USD)	47,136,300	185,245,659
Barrick Gold Corp. (USD)	79,506,675	1,510,626,825
Dundee Precious Metals, Inc.	8,545,631	52,904,908
Endeavour Silver Corp. (USD) * †	7,614,476	32,133,089
Equinox Gold Corp. (USD) * †	13,426,497	90,763,120
First Majestic Silver Corp. (USD) †	11,458,769	127,306,924
Fortuna Silver Mines, Inc. (USD) * †	13,022,778	50,788,834
Franco-Nevada Corp. (USD)	8,543,363	1,181,461,669
GoGold Resources, Inc. * †	12,302,949	29,511,883
K92 Mining, Inc. * †	9,838,214	56,000,284
Kinross Gold Corp. (USD)	55,967,793	325,172,877
Kirkland Lake Gold Ltd. †	11,774,747	494,145,065
New Gold, Inc. (USD) *	30,404,893	45,607,339
Osisko Gold Royalties Ltd. (USD) †	7,432,704	91,050,624
Pan American Silver Corp. (USD)	9,391,318	234,501,210
Pretium Resources, Inc. (USD) *	8,390,429	118,221,145
Sandstorm Gold Ltd. (USD) * †	8,547,654	52,995,455
Silvercorp Metals, Inc. (USD)	7,883,456	29,641,795
SSR Mining, Inc. (USD) †	9,457,454	167,396,936
Torex Gold Resources, Inc. *	3,829,080	39,862,567
Victoria Gold Corp. * †	2,796,060	31,543,249
Wesdome Gold Mines Ltd. *	6,260,497	57,046,527
		5,781,755,740
	Number of Shares	Value
China: 3.0%
Zhaojin Mining Industry Co. Ltd. (HKD) # †	116,526,000	$99,761,878
Zijin Mining Group Co. Ltd. (HKD) #	256,272,000	306,111,535
		405,873,413
Egypt: 0.5%
Centamin Plc (GBP) #	51,640,149	62,566,522

Kyrgyzstan: 0.8%
Centerra Gold, Inc. (CAD)	13,258,753	102,341,639

Peru: 0.6%
Cia de Minas Buenaventura SAA (ADR) * †	11,329,411	82,931,289

South Africa: 4.4%
DRDGOLD Ltd. (ADR) †	3,860,765	32,739,287
Gold Fields Ltd. (ADR) †	39,640,097	435,644,666
Harmony Gold Mining Co. Ltd. (ADR) † ‡	27,530,401	113,149,948
		581,533,901
Tanzania: 2.9%
AngloGold Ashanti Ltd. (ADR) †	18,642,136	391,112,013

Turkey: 0.6%
Eldorado Gold Corp. (USD) * †	8,155,942	76,258,058

United Kingdom: 1.8%
Endeavour Mining Plc (CAD) †	11,092,346	243,510,869

United States: 20.3%
Coeur Mining, Inc. *	11,473,975	57,828,834
Hecla Mining Co.	24,030,264	125,437,978
Newmont Corp.	35,632,826	2,209,947,869
Royal Gold, Inc.	2,930,981	308,368,511
		2,701,583,192
Total Common Stocks (Cost: $11,977,294,947)		13,251,303,863

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.8% (Cost: $100,558,651)
Money Market Fund: 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio	100,558,651	100,558,651

Total Investments: 100.6% (Cost: $12,077,853,598)		13,351,862,514
Liabilities in excess of other assets: (0.6)%		(78,775,978)
NET ASSETS: 100.0%		$13,273,086,536

See Notes to Financial Statements

23

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $197,100,880.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $2,123,158,240 which represents 16.0% of net assets.
*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	95.0%	$12,586,629,927
Silver	5.0	664,673,936
	100.0%	$13,251,303,863

See Notes to Financial Statements

24

Transactions in securities of affiliates for the period ended December 31, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
Alamos Gold, Inc.	$202,348,029	$27,882,801	$(71,360,880)	$7,053,079	$2,002,694	$(31,142,606)	$	–(a)
AngloGold Ashanti Ltd.	555,316,906	70,804,958	(202,916,275)	16,765,306	11,830,144	(48,858,882)		–(a)
B2Gold Corp.	346,458,398	41,270,162	(105,685,958)	3,409,041	8,687,629	(100,205,984)		–(a)
Centamin Plc	115,183,901	14,478,189	(37,211,499)	(11,523,688)	3,933,991	(18,360,381)		–(a)
Centerra Gold, Inc.	201,525,211	21,731,626	(58,637,357)	5,052,272	2,894,836	(67,330,113)		–(a)
Cia de Minas Buenaventura SAA	182,132,887	20,153,479	(54,690,799)	(18,062,243)	–	(46,602,036)		–(a)
Coeur Mining, Inc.	148,558,290	24,261,509	(45,213,485)	1,420,080	–	(71,197,560)		–(a)
Dundee Precious Metals, Inc.	76,514,526	14,203,131	(27,208,835)	3,472,898	1,090,565	(14,076,812)		–(a)
Eldorado Gold Corp.	136,597,279	19,696,427	(43,040,778)	(17,374,459)	–	(19,620,411)		–(a)
Endeavour Mining Plc	223,223,248	362,805,564	(349,976,002)	5,043,765	3,451,738	2,414,294		–(a)
Equinox Gold Corp.	147,360,355	42,239,223	(47,718,761)	(7,246,580)	–	(43,871,117)		–(a)
Evolution Mining Ltd.	387,584,793	65,815,605	(127,362,042)	4,359,391	8,204,064	(87,729,634)		–(a)
First Majestic Silver Corp.	175,080,394	56,946,780	(75,483,694)	16,938,856	187,745	(46,175,412)		–(a)
Fortuna Silver Mines, Inc.	89,380,326	33,300,557	(27,307,441)	(323,369)	–	(44,261,239)		–(a)
Gold Fields Ltd.	482,218,188	73,821,559	(199,974,246)	50,898,047	17,474,727	28,681,118		–(a)
Gold Road Resources Ltd.	52,987,929	7,734,987	(19,910,014)	(1,243,469)	653,350	5,535,201		–(a)
Harmony Gold Mining Co. Ltd.	169,770,136	21,946,143	(59,664,517)	4,765,839	2,869,766	(23,667,653)		113,149,948
Hecla Mining Co.	202,636,786	32,221,292	(72,286,505)	15,806,238	1,014,274	(52,939,833)		–(a)
IAMGOLD Corp.	102,400,153	12,811,081	(33,754,525)	(12,513,994)	–	(2,287,853)		–(a)
K92 Mining, Inc.	77,080,191	12,013,680	(29,250,235)	(757,269)	–	(3,086,083)		–(a)
Kinross Gold Corp.	543,900,033	73,991,811	(190,142,670)	15,439,883	7,727,476	(118,016,180)		–(a)
Kirkland Lake Gold Ltd.	708,338,478	94,413,189	(291,535,950)	26,615,239	9,663,099	(43,685,891)		–(a)
New Gold, Inc.	87,233,981	9,833,546	(25,069,412)	2,231,960	–	(28,622,736)		–(a)
Northern Star Resources Ltd.	426,875,246	300,445,543	(190,869,958)	(6,258,314)	8,597,754	(172,784,634)		–(a)
OceanaGold Corp.	80,010,444	11,839,245	(28,060,646)	(10,447,878)	–	1,413,490		–(a)
Osisko Gold Royalties Ltd.	124,618,698	19,236,040	(46,071,830)	1,114,829	1,351,794	(7,847,113)		–(a)
Pan American Silver Corp.	427,132,341	53,055,481	(142,908,798)	27,993,402	3,643,428	(130,771,216)		–(a)
Perseus Mining Ltd.	72,435,336	11,273,754	(28,435,481)	4,032,767	677,432	5,514,789		–(a)
Pretium Resources, Inc.	126,591,808	17,743,536	(49,823,146)	6,001,841	–	17,707,106		–(a)
Ramelius Resources Ltd.	62,075,381	8,558,928	(18,925,724)	(1,790,613)	737,224	(5,611,916)		–(a)
Regis Resources Ltd.	87,000,503	35,439,693	(27,687,794)	(13,753,990)	1,675,723	(33,067,587)		–(a)
Resolute Mining Ltd.	39,928,687	2,319,618	(25,381,336)	(48,489,772)	–	31,622,803		–
Royal Gold, Inc.	410,914,734	63,366,988	(160,155,689)	5,142,872	4,103,450	(10,900,394)		–(a)
Sandstorm Gold Ltd.	81,219,860	12,291,854	(29,622,290)	(709,423)	–	(10,184,546)		–(a)
Saracen Mineral Holdings Ltd.	239,553,823	1,779,704	(237,044,851)	78,380,941	370,196	(82,669,617)		–

See Notes to Financial Statements

25

VANECK GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Transactions in securities of affiliates for the period ended December 31, 2021: (continued)

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
Silver Lake Resources Ltd.	71,711,925	9,387,092	(24,836,350)	(1,191,497)	–	(3,849,708)	–(a)
Silvercorp Metals, Inc.	69,022,757	8,210,359	(19,946,072)	(4,006,710)	221,245	(23,638,539)	–(a)
SSR Mining, Inc.	259,911,253	28,914,669	(86,182,852)	13,257,716	2,254,976	(48,503,850)	–(a)
St Barbara Ltd.	75,627,992	7,926,824	(22,259,227)	(14,852,814)	1,724,553	(12,596,448)	–(a)
Teranga Gold Corp.	105,818,637	795,749	(76,654,819)	1,907,918	–	(31,867,485)	–
Torex Gold Resources, Inc.	75,473,469	9,290,918	(23,989,560)	(5,050,255)	–	(15,862,005)	–(a)
Wesdome Gold Mines Ltd.	68,296,995	11,289,297	(24,944,695)	(1,398,216)	–	3,803,146	–(a)
Westgold Resources Ltd.	50,723,137	5,478,573	(14,765,862)	(2,974,160)	311,262	(10,192,728)	–(a)
Yamana Gold, Inc.	320,326,946	38,587,628	(96,770,856)	4,223,345	5,284,057	(84,872,429)	–(a)
Zhaojin Mining Industry Co. Ltd.	183,114,692	20,141,409	(56,783,031)	(9,210,277)	999,109	(37,500,915)	–(a)
Zijin Mining Group Co. Ltd.	382,742,128	68,230,267	(174,460,044)	76,337,034	5,177,638	(46,737,850)	–(a)
	$9,254,957,210	$1,899,980,468	$(3,801,982,791)	$208,485,569	$118,815,939	$(1,584,505,449)	$113,149,948

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$54,754,655	$1,654,718,305	$—	$1,709,472,960
Brazil	1,045,709,405	—	—	1,045,709,405
Burkina Faso	66,654,862	—	—	66,654,862
Canada	5,781,755,740	—	—	5,781,755,740
China	—	405,873,413	—	405,873,413
Egypt	—	62,566,522	—	62,566,522
Kyrgyzstan	102,341,639	—	—	102,341,639
Peru	82,931,289	—	—	82,931,289
South Africa	581,533,901	—	—	581,533,901
Tanzania	391,112,013	—	—	391,112,013
Turkey	76,258,058	—	—	76,258,058
United Kingdom	243,510,869	—	—	243,510,869
United States	2,701,583,192	—	—	2,701,583,192
Money Market Fund	100,558,651	—	—	100,558,651
Total Investments	$11,228,704,274	$2,123,158,240	$—	$13,351,862,514

See Notes to Financial Statements

26

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Australia: 16.3%
Allkem Ltd. # *	27,605	$209,256
Glencore Plc (GBP) #	260,156	1,326,449
IGO Ltd. #	24,069	201,440
Iluka Resources Ltd. #	10,917	80,424
Lynas Rare Earths Ltd. # *	29,099	215,787
OZ Minerals Ltd. #	13,525	278,643
Pilbara Minerals Ltd. # *	111,008	258,766
		2,570,765
Canada: 6.5%
Hudbay Minerals, Inc. (USD)	12,047	87,341
Ivanhoe Mines Ltd. *	20,602	168,319
Lithium Americas Corp. (USD) *	4,318	125,740
Teck Resources Ltd. (USD)	21,542	620,840
		1,002,240
Chile: 1.4%
Lundin Mining Corp. (CAD)	27,430	214,550

China: 34.9%
Beijing Easpring Material Technology Co. Ltd. #	15,600	213,244
Chengxin Lithium Group Co. Ltd. # *	33,000	301,335
China Minmetals Rare Earth Co. Ltd. #	27,000	165,728
China Molybdenum Co. Ltd. #	413,800	363,932
China Northern Rare Earth
Group High-Tech Co. Ltd. #	91,800	661,466
Ganfeng Lithium Co. Ltd. #	45,000	1,013,096
GEM Co. Ltd. #	197,800	322,566
Inner Mongolia Xingye Mining Co. Ltd. # *	45,600	51,914
Jiangxi Copper Co. Ltd. #	25,803	91,102
Jinchuan Group International Resources Co. Ltd. (HKD) #	440,000	76,738
MMG Ltd. (HKD) # *	128,000	41,181
Nanjing Hanrui Cobalt Co. Ltd. #	13,300	167,808
Ningbo Shanshan Co. Ltd. #	65,700	338,667
Shenghe Resources Holding Co. Ltd. #	54,800	169,125
Tongling Nonferrous Metals Group Co. Ltd. #	304,700	167,165
Western Mining Co. Ltd. #	76,600	164,833
Youngy Co. Ltd. # *	8,800	180,426
Yunnan Copper Co. Ltd. #	47,500	100,116
Yunnan Tin Co. Ltd. # *	42,200	130,387
Zhejiang Huayou Cobalt Co. Ltd. #	43,200	750,071
		5,470,900
Germany: 0.9%
Aurubis AG # *	1,450	144,779

Japan: 3.2%
Mitsubishi Materials Corp. #	4,900	84,118
Sumitomo Metal Mining Co. Ltd. #	11,000	416,166
		500,284
	Number of Shares	Value
Liechtenstein: 2.1%
Antofagasta Plc (GBP) #	17,711	$322,328

Mexico: 5.5%
Grupo Mexico SAB de CV	143,400	625,663
Southern Copper Corp. (USD)	3,917	241,718
		867,381
Poland: 1.2%
KGHM Polska Miedz SA #	5,344	185,439

Russia: 5.6%
MMC Norilsk Nickel PJSC (ADR) #	28,313	875,828

South Africa: 6.3%
Anglo American Platinum Ltd. #	2,567	292,326
Impala Platinum Holdings Ltd. #	27,645	389,370
Sibanye Stillwater Ltd. (ADR)	24,257	304,183
		985,879
Sweden: 2.9%
Boliden AB #	11,843	455,773

United States: 10.3%
Freeport-McMoRan, Inc.	32,883	1,372,207
Livent Corp. *	5,210	127,020
MP Materials Corp. *	3,030	137,623
		1,636,850
Zambia: 3.0%
First Quantum Minerals Ltd. (CAD)	19,737	472,975

Total Common Stocks (Cost: $15,459,274)		15,705,971

Total Investments: 100.1% (Cost: $15,459,274)		15,705,971
Liabilities in excess of other assets: (0.1)%		(9,427)
NET ASSETS: 100.0%		$15,696,544

See Notes to Financial Statements

27

VANECK GREEN METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $11,207,792 which represents 71.4% of net assets.
*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Copper	23.3%	$3,667,761
Distillers & Vintners	0.8	125,740
Diversified Metals & Mining	61.6	9,678,558
Electrical Components & Equipment	1.1	180,426
Forest Products	1.9	301,335
Precious Metals & Minerals	6.3	985,879
Specialty Chemicals	5.0	766,272
	100.0%	$15,705,971

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$2,570,765	$—	$2,570,765
Canada	1,002,240	—	—	1,002,240
Chile	214,550	—	—	214,550
China	—	5,470,900	—	5,470,900
Germany	—	144,779	—	144,779
Japan	—	500,284	—	500,284
Liechtenstein	—	322,328	—	322,328
Mexico	867,381	—	—	867,381
Poland	—	185,439	—	185,439
Russia	—	875,828	—	875,828
South Africa	304,183	681,696	—	985,879
Sweden	—	455,773	—	455,773
United States	1,636,850	—	—	1,636,850
Zambia	472,975	—	—	472,975
Total Investments	$4,498,179	$11,207,792	$—	$15,705,971

See Notes to Financial Statements

28

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.8%
Australia: 17.1%
Alkane Resources Ltd. # * †	21,359,006	$14,244,006
Aurelia Metals Ltd. # * †	54,802,241	16,386,831
Australian Strategic Materials Ltd. # *	1	8
Bellevue Gold Ltd. # * †	36,440,980	22,459,213
Dacian Gold Ltd. # * †	38,775,969	5,373,550
De Grey Mining Ltd. # *	50,437,616	44,788,242
Evolution Mining Ltd. #	67,669,324	200,622,559
Firefinch Ltd. # * †	50,907,071	32,092,432
Gold Road Resources Ltd. # †	39,488,033	45,227,003
OceanaGold Corp. (CAD) * †	29,339,495	51,099,941
Perseus Mining Ltd. #	55,009,199	65,073,601
Ramelius Resources Ltd. #	38,349,738	43,945,078
Red 5 Ltd. # * †	93,203,569	19,691,308
Regis Resources Ltd. #	31,423,015	44,687,190
Resolute Mining Ltd. # * †	37,260,753	10,598,645
Silver Lake Resources Ltd. # *	38,286,560	49,602,078
Silver Mines Ltd. # * † ‡	68,129,563	10,965,205
St Barbara Ltd. #	29,561,438	31,579,469
West African Resources Ltd. # *	42,529,095	40,996,445
Westgold Resources Ltd. #	13,197,191	19,634,921
		769,067,725
Brazil: 4.2%
Yamana Gold, Inc. (USD) †	44,852,244	189,276,470

Burkina Faso: 1.4%
IAMGOLD Corp. (USD) * †	20,371,413	63,762,523

Canada: 52.3%
Alamos Gold, Inc. (USD)	15,956,995	122,709,292
Alexco Resource Corp. (USD) * †	6,605,730	11,493,970
Americas Gold & Silver Corp. (USD) * †	7,841,865	6,322,896
Argonaut Gold, Inc. * †	12,309,100	23,387,436
Arizona Metals Corp. *	4,536,031	22,084,939
Artemis Gold, Inc. * †	5,305,356	28,980,688
Aya Gold & Silver, Inc. * †	4,471,721	33,808,285
B2Gold Corp. (USD)	38,960,450	153,114,569
Calibre Mining Corp. * †	10,406,570	11,039,705
Discovery Silver Corp. * †	11,317,874	18,636,882
Dundee Precious Metals, Inc. †	5,954,617	36,864,272
Endeavour Silver Corp. (USD) *	7,913,952	33,396,877
Equinox Gold Corp. (USD) * †	12,366,938	83,600,501
First Majestic Silver Corp. (USD) †	10,556,058	117,277,804
Fortuna Silver Mines, Inc. (USD) * †	13,996,325	54,585,667
Galiano Gold, Inc. (USD) *	6,524,775	4,566,038
GCM Mining Corp. †	4,362,971	18,410,035
GoGold Resources, Inc. * †	12,019,230	28,831,308
Gold Royalty Corp. (USD) * †	3,782,892	18,611,829
Gold Standard Ventures Corp. (USD) * †	11,327,334	5,019,142
GoldMining, Inc. (USD) * †	7,438,890	8,926,668
Great Bear Resources Ltd. * †	2,501,284	57,108,839
Great Panther Mining Ltd. (USD) *	22,082,064	4,840,388
	Number of Shares	Value
Canada (continued)
Jaguar Mining, Inc. †	1,184,321	$4,041,027
K92 Mining, Inc. * †	9,247,559	52,638,205
Karora Resources, Inc. * †	6,844,537	23,029,159
Liberty Gold Corp. * †	10,697,238	8,214,639
Lundin Gold, Inc. *	4,306,599	35,526,075
MAG Silver Corp. (USD) * †	3,762,311	58,955,413
Marathon Gold Corp. * †	11,233,892	28,815,113
Maverix Metals, Inc. (USD) †	2,692,094	11,737,530
McEwen Mining, Inc. (USD) * †	18,647,053	16,530,612
Metalla Royalty & Streaming Ltd. (USD) * †	2,064,732	14,308,593
New Found Gold Corp. * †	2,857,567	20,315,047
New Gold, Inc. (USD) * †	29,443,648	44,165,472
New Pacific Metals Corp. * †	4,430,172	13,117,083
Novagold Resources, Inc. (USD) *	10,319,609	70,792,518
Novo Resources Corp. * †	10,581,780	11,979,532
Orla Mining Ltd. * †	7,312,537	27,961,488
Osisko Gold Royalties Ltd. (USD) †	5,440,483	66,645,917
Osisko Mining, Inc. * †	12,008,770	36,221,679
Pan American Silver Corp. (USD)	9,870,918	246,476,822
Pretium Resources, Inc. (USD) *	8,423,076	118,681,141
Prime Mining Corp. * †	4,452,724	13,959,377
Pure Gold Mining, Inc. * †	14,582,224	7,850,146
Sabina Gold & Silver Corp. * †	12,740,729	14,625,387
Sandstorm Gold Ltd. (USD) * †	8,985,376	55,709,331
Seabridge Gold, Inc. (USD) * †	3,342,493	55,117,710
Silvercorp Metals, Inc. (USD) † ‡	9,310,747	35,008,409
SilverCrest Metals, Inc. (USD) * †	6,812,904	53,890,071
Skeena Resources Ltd. * †	2,334,847	24,343,851
SSR Mining, Inc. (USD) †	8,713,116	154,222,153
Sulliden Mining Capital, Inc. * †	1,694,754	275,046
Torex Gold Resources, Inc. *	3,210,834	33,426,329
Victoria Gold Corp. * †	1,816,254	20,489,744
Wallbridge Mining Co. Ltd. * †	29,315,945	9,283,441
Wesdome Gold Mines Ltd. * †	6,613,487	60,263,021
		2,352,235,111
China: 0.8%
Real Gold Mining Ltd. (HKD) # *∞	19,287,400	2
Zhaojin Mining Industry Co. Ltd. (HKD) # †	39,911,000	34,169,167
		34,169,169
Egypt: 1.2%
Centamin Plc (GBP) #	45,132,393	54,681,811

Indonesia: 4.0%
Merdeka Copper Gold Tbk PT # *	652,305,100	178,559,863

Jersey, Channel Islands: 0.1%
Caledonia Mining Corp. Plc (USD) †	460,174	5,365,629

Kyrgyzstan: 1.4%
Centerra Gold, Inc. (CAD)	8,299,392	64,061,332

See Notes to Financial Statements

29

VANECK JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Mexico: 1.7%
Industrias Penoles SAB de CV	6,498,286	$74,797,764

Peru: 2.2%
Cia de Minas Buenaventura SAA (ADR) *	9,568,245	70,039,553
Hochschild Mining Plc (GBP) #	15,176,636	26,860,192
		96,899,745
Russia: 0.7%
Petropavlovsk Plc (GBP) # * †	114,785,734	30,181,070

South Africa: 2.2%
DRDGOLD Ltd. (ADR) †	2,006,281	17,013,263
Harmony Gold Mining Co. Ltd. (ADR) †	20,484,306	84,190,498
		101,203,761
Turkey: 1.9%
Eldorado Gold Corp. (USD) *	6,742,806	63,045,236
Koza Altin Isletmeleri AS # *	2,412,796	20,973,210
		84,018,446
United Kingdom: 4.2%
Endeavour Mining Plc (CAD) †	6,681,402	146,677,178
Greatland Gold Plc # * †	200,605,103	43,620,803
		190,297,981
	Number of Shares	Value
United States: 4.4%
Aura Minerals, Inc. (BRL) (BDR) #	1,875,936	$15,170,302
Coeur Mining, Inc. *	9,081,990	45,773,229
Gatos Silver, Inc. *	1,203,201	12,489,226
Gold Resource Corp.	3,697,341	5,767,852
Golden Star Resources Ltd. *	2,624,372	10,051,345
Hecla Mining Co.	19,298,932	100,740,425
i-80 Gold Corp. (CAD) * †	3,119,899	7,632,101
		197,624,480
Total Common Stocks (Cost: $4,687,407,191)		4,486,202,880

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.9% (Cost: $130,584,513)
Money Market Fund: 2.9%
State Street Navigator Securities Lending Government Money Market Portfolio	130,584,513	130,584,513
Total Investments: 102.7% (Cost: $4,817,991,704)		4,616,787,393
Liabilities in excess of other assets: (2.7)%		(121,998,840)
NET ASSETS: 100.0%		$4,494,788,553

Definitions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $242,438,677.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,122,184,204 which represents 25.0% of net assets.
*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	5.8%	$259,714,438
Gold	74.0	3,320,550,675
Precious Metals & Minerals	3.2	143,271,474
Silver	17.0	762,666,293
	100.0%	$4,486,202,880

See Notes to Financial Statements

30

Transactions in securities of affiliates for the period ended December 31, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
Alexco Resource Corp.	$23,466,863	$3,262,331	$(4,300,016)	$(85,198)	$–	$(10,850,010)	$	–(a)
Argonaut Gold, Inc.	32,376,438	4,410,754	(10,297,718)	312,978	–	(3,415,016)		–(a)
Endeavour Silver Corp.	45,123,019	9,626,593	(12,621,766)	758,222	–	(9,489,191)		–(a)
Fortuna Silver Mines, Inc.	76,799,832	30,459,870	(12,566,211)	1,510,161	–	(41,617,985)		–(a)
Freegold Ventures Ltd.	8,326,263	1,792,230	(4,999,517)	(5,844,375)	–	725,399		–
Gold Resource Corp.	10,463,080	2,579,605	(1,994,220)	(971,597)	163,976	(4,309,016)		–(a)
GoldMining, Inc.	18,351,915	19,708,772	(21,114,620)	(949,241)	–	(7,070,158)		–(a)
Great Panther Mining Ltd.	17,099,397	2,461,177	(2,540,517)	(261,394)	–	(11,918,275)		–(a)
Greatland Gold Plc	111,017,621	8,274,793	(13,367,803)	(3,330,918)	–	(58,972,890)		–(a)
Metalla Royalty & Streaming Ltd.	26,786,699	9,702,333	(9,442,904)	(3,115,365)	–	(9,622,171)		–(a)
Pan American Silver Corp.	371,133,447	46,491,976	(70,133,472)	16,742,918	3,437,666	(117,758,047)		–(a)
Sabina Gold & Silver Corp.	43,570,859	3,495,107	(10,158,566)	(3,368,676)	–	(18,913,337)		–(a)
Sandstorm Gold Ltd.	70,654,435	10,612,678	(15,252,932)	1,046,395	–	(11,351,245)		–(a)
Silver Mines Ltd.	–	13,939,451	(1,217,126)	(90,812)	–	(1,666,308)		10,965,205
Silvercorp Metals, Inc.	59,975,000	9,370,396	(8,541,972)	3,116,110	218,902	(28,911,125)		35,008,409
Yamana Gold, Inc.	275,275,800	34,616,085	(48,993,135)	9,032,133	5,298,993	(80,654,413)		–(a)
	$1,190,420,668	$210,804,151	$(247,542,495)	$14,501,341	$9,119,537	$(415,793,788)		$45,973,614

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$51,099,940	$717,967,784	$—	$769,067,724
Brazil	189,276,470	—	—	189,276,470
Burkina Faso	63,762,523	—	—	63,762,523
Canada	2,352,235,111	—	—	2,352,235,111
China	—	34,169,167	2	34,169,169
Egypt	—	54,681,811	—	54,681,811
Indonesia	—	178,559,863	—	178,559,863
Jersey, Channel Islands	5,365,629	—	—	5,365,629
Kyrgyzstan	64,061,332	—	—	64,061,332
Mexico	74,797,764	—	—	74,797,764
Peru	70,039,553	26,860,192	—	96,899,745
Russia	—	30,181,070	—	30,181,070
South Africa	101,203,761	—	—	101,203,761
Turkey	63,045,236	20,973,210	—	84,018,446
United Kingdom	146,677,178	43,620,803	—	190,297,981
United States	182,454,178	15,170,302	—	197,624,480
Money Market Fund	130,584,513	—	—	130,584,514
Total Investments	$3,494,603,188	$1,122,184,202	$2	$4,616,787,393

See Notes to Financial Statements

31

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Austria: 0.6%
Verbund AG #	15,097	$1,694,728

Brazil: 0.8%
Centrais Eletricas Brasileiras SA (ADR) †	156,414	952,561
Cia Energetica de Minas Gerais (ADR) †	442,008	1,074,080
Cia Paranaense de Energia (ADR)	71,145	400,546
		2,427,187
Canada: 3.2%
Ballard Power Systems, Inc. (USD) * †	116,692	1,465,652
Boralex, Inc. †	41,672	1,144,112
Brookfield Renewable Corp. (USD)	43,405	1,598,606
Canadian Solar, Inc. (USD) * †	18,444	577,113
Innergex Renewable Energy, Inc. †	57,597	848,121
Northland Power, Inc. †	105,703	3,175,734
TransAlta Renewables, Inc. †	49,825	739,594
		9,548,932
Chile: 0.3%
Enel Americas SA (ADR) †	180,273	980,685

China: 18.7%
BYD Co. Ltd. (HKD) # †	282,000	9,539,998
China Everbright Environment Group Ltd. (HKD) #	1,634,000	1,312,651
China Longyuan Power Group Corp. Ltd. (HKD) #	795,000	1,857,272
Daqo New Energy Corp. (ADR) *	25,735	1,037,635
Li Auto, Inc. (ADR) *	291,317	9,351,276
NIO, Inc. (ADR) * †	533,684	16,907,109
Xinyi Solar Holdings Ltd. (HKD) #	2,366,000	4,017,506
XPeng, Inc. (ADR) *	239,987	12,078,546
		56,101,993
Denmark: 8.8%
Orsted AS 144A #	88,299	11,294,016
ROCKWOOL International A/S #	3,761	1,640,286
Vestas Wind Systems A/S #	443,092	13,477,503
		26,411,805
France: 0.4%
Neoen SA 144A # * †	23,483	1,018,149

Germany: 1.4%
Encavis AG #	53,929	949,976
Nordex SE # * †	50,044	784,006
Siemens Gamesa Renewable Energy SA # *	104,919	2,488,758
		4,222,740
Ireland: 2.4%
Kingspan Group Plc #	60,101	7,160,960

Italy: 7.5%
Enel Chile SA (ADR) †	232,450	420,734
Enel SpA #	2,668,512	21,313,268
	Number of Shares	Value
Italy (continued)
ERG SpA #	25,961	$837,477
		22,571,479
Japan: 0.3%
Horiba Ltd. #	17,284	1,015,262

New Zealand: 1.7%
Contact Energy Ltd. # †	326,043	1,806,320
Mercury NZ Ltd. # †	298,863	1,251,602
Meridian Energy Ltd. # †	588,967	1,954,227
		5,012,149
Norway: 0.6%
NEL ASA # * †	681,856	1,164,015
Scatec ASA 144A #	43,750	754,336
		1,918,351
Portugal: 0.9%
EDP Renovaveis SA #	112,090	2,784,212

South Korea: 4.4%
Hanwha Solutions Corp. # *	49,998	1,491,185
Samsung SDI Co. Ltd. # *	21,505	11,827,146
		13,318,331
Spain: 8.6%
Acciona SA #	11,522	2,190,575
Atlantica Sustainable Infrastructure Plc (USD)	26,017	930,368
Iberdrola SA # *	1,923,797	22,751,703
		25,872,646
Sweden: 3.3%
Nibe Industrier AB #	665,775	10,040,206

Switzerland: 0.2%
Landis+Gyr Group AG #	9,985	673,979

Taiwan: 0.3%
Simplo Technology Co. Ltd. #	80,000	948,872

Thailand: 0.8%
Energy Absolute PCL (NVDR) #	835,700	2,398,513

United Kingdom: 1.3%
Ceres Power Holdings Plc # * †	55,191	746,550
ITM Power Plc # * †	194,618	1,045,344
Johnson Matthey Plc #	76,785	2,135,117
		3,927,011
United States: 33.6%
Badger Meter, Inc.	9,011	960,212
Bloom Energy Corp. *	44,132	967,815
EnerSys	14,470	1,143,998
Enphase Energy, Inc. *	49,749	9,101,082
First Solar, Inc. *	32,259	2,811,694
Fisker, Inc. *	58,886	926,277
FuelCell Energy, Inc. * †	140,322	729,674
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	28,256	1,500,959
Installed Building Products, Inc.	7,211	1,007,521
Lucid Group, Inc. * †	284,335	10,818,947
NextEra Energy, Inc.	276,139	25,780,337
Nikola Corp. * †	108,255	1,068,477
Ormat Technologies, Inc. †	16,729	1,326,610
Owens Corning	36,585	3,310,943
Plug Power, Inc. * †	201,769	5,695,939

See Notes to Financial Statements

32

	Number of Shares	Value
United States (continued)
Renewable Energy Group, Inc. *	14,079	$597,513
SolarEdge Technologies, Inc. *	20,592	5,777,497
Sunnova Energy International, Inc. * †	27,249	760,792
Sunrun, Inc. * †	59,907	2,054,810
Tesla, Inc. *	23,332	24,656,791
		100,997,888
Total Common Stocks (Cost: $261,967,243)		301,046,078
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.9% (Cost: $14,590,565)
Money Market Fund: 4.9%
State Street Navigator Securities Lending Government Money Market Portfolio	14,590,565	$14,590,565

Total Investments: 105.0% (Cost: $276,557,808)		315,636,643
Liabilities in excess of other assets: (5.0)%		(14,887,682)
NET ASSETS: 100.0%		$300,748,961

Definitions:

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $146,365,718 which represents 48.7% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $32,292,446.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $13,066,501, or 4.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	28.3%	$85,286,464
Energy	0.2	597,513
Financials	0.5	1,500,959
Industrials	18.7	56,297,587
Information Technology	12.9	38,747,999
Materials	1.2	3,626,302
Utilities	38.2	114,989,254
	100.0%	$301,046,078

See Notes to Financial Statements

33

VANECK LOW CARBON ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Austria	$—	$1,694,728	$—	$1,694,728
Brazil	2,427,187	—	—	2,427,187
Canada	9,548,932	—	—	9,548,932
Chile	980,685	—	—	980,685
China	39,374,566	16,727,427	—	56,101,993
Denmark	—	26,411,805	—	26,411,805
France	—	1,018,149	—	1,018,149
Germany	—	4,222,740	—	4,222,740
Ireland	—	7,160,960	—	7,160,960
Italy	420,734	22,150,745	—	22,571,479
Japan	—	1,015,262	—	1,015,262
New Zealand	—	5,012,149	—	5,012,149
Norway	—	1,918,351	—	1,918,351
Portugal	—	2,784,212	—	2,784,212
South Korea	—	13,318,331	—	13,318,331
Spain	930,368	24,942,278	—	25,872,646
Sweden	—	10,040,206	—	10,040,206
Switzerland	—	673,979	—	673,979
Taiwan	—	948,872	—	948,872
Thailand	—	2,398,513	—	2,398,513
United Kingdom	—	3,927,011	—	3,927,011
United States	100,997,888	—	—	100,997,888
Money Market Fund	14,590,565	—	—	14,590,565
Total Investments	$169,270,925	$146,365,718	$—	$315,636,643

See Notes to Financial Statements

34

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.2%
Argentina: 0.0%
Cresud SACIF y A (ADR) *	3,577	$16,883

Australia: 6.6%
Alumina Ltd. #	42,932	58,361
Ampol Ltd. #	2,115	45,638
APA Group # †	10,474	76,573
Bega Cheese Ltd. # †	26,603	109,786
BHP Group Ltd. # †	53,891	1,625,944
BlueScope Steel Ltd. #	9,099	138,813
Costa Group Holdings Ltd. #	40,761	89,901
Elders Ltd. #	13,712	122,363
Evolution Mining Ltd. # †	39,979	118,528
Fortescue Metals Group Ltd. #	30,932	434,505
Glencore Plc (GBP) #	87,948	448,417
GrainCorp Ltd. #	20,054	120,640
IGO Ltd. #	12,589	105,361
Lynas Rare Earths Ltd. # * †	16,855	124,990
Newcrest Mining Ltd. #	17,837	319,243
Northern Star Resources Ltd. # †	25,397	174,544
Nufarm Ltd./Australia #	27,963	98,734
Origin Energy Ltd. # †	15,635	59,630
OZ Minerals Ltd. #	6,095	125,570
Rio Tinto Plc (GBP) #	19,496	1,286,543
Rural Funds Group #	31,539	72,672
Santos Ltd. # †	25,666	118,148
Select Harvests Ltd. #	16,043	72,435
South32 Ltd. #	85,185	248,959
Washington H Soul Pattinson & Co. Ltd. # †	2,235	48,137
Woodside Petroleum Ltd. # †	8,609	137,150
		6,381,585
Austria: 0.4%
Andritz AG #	1,497	76,907
Mayr Melnhof Karton AG #	155	31,015
OMV AG #	1,278	72,192
Verbund AG #	738	82,845
voestalpine AG #	2,284	82,776
		345,735
Brazil: 3.2%
Adecoagro SA (USD) * †	9,862	75,740
Cia de Saneamento Basico do Estado de Sao Paulo (ADR) †	2,118	15,546
Cia Siderurgica Nacional SA (ADR)	11,911	52,885
Cosan SA #	10,700	42,039
Gerdau SA (ADR)	20,934	102,995
Klabin SA #	20,050	92,204
Minerva SA #	27,950	53,250
Petroleo Brasileiro SA (ADR)	16,516	181,346
SLC Agricola SA #	8,150	65,901
Suzano SA # *	14,250	153,916
Vale SA (ADR)	73,360	1,028,507
Wheaton Precious Metals Corp. (USD)	9,824	421,744
Yamana Gold, Inc. (USD)	21,001	88,624
	Number of Shares	Value
Brazil (continued)
Yara International ASA (NOK) #	13,839	$696,808
		3,071,505
British Virgin Islands: 0.1%
Japfa Ltd. (SGD) # †	48,400	21,722
Lee & Man Paper Manufacturing Ltd. (HKD) #	21,600	15,023
Nine Dragons Paper Holdings Ltd. (HKD) #	30,657	32,928
		69,673
Canada: 9.9%
Agnico Eagle Mines Ltd. (USD)	5,337	283,608
Alamos Gold, Inc. †	8,558	65,922
Algonquin Power & Utilities Corp. †	4,171	60,329
B2Gold Corp.	23,015	90,737
Ballard Power Systems, Inc. * †	1,548	19,473
Barrick Gold Corp. (USD)	38,780	736,820
Boralex, Inc. †	554	15,210
Cameco Corp. (USD)	7,265	158,450
Canadian Natural Resources Ltd. (USD) †	10,456	441,766
Canadian Solar, Inc. (USD) * †	286	8,949
Canadian Utilities Ltd.	1,745	50,686
Canfor Corp. *	1,105	28,046
Cenovus Energy, Inc.	11,282	138,530
Enbridge, Inc. (USD)	17,984	702,815
Equinox Gold Corp. * †	6,033	40,884
First Majestic Silver Corp. †	4,871	54,257
Franco-Nevada Corp.	4,169	577,386
Innergex Renewable Energy, Inc. †	911	13,415
Ivanhoe Mines Ltd. *	10,156	82,975
Kinross Gold Corp. (USD)	27,335	158,816
Kirkland Lake Gold Ltd.	5,749	241,266
Lundin Gold, Inc. *	1,831	15,104
Methanex Corp. †	473	18,738
Northland Power, Inc. †	1,304	39,177
Novagold Resources, Inc. (USD) *	5,279	36,214
Nutrien Ltd. (USD)	50,044	3,763,309
Osisko Gold Royalties Ltd.	3,410	41,790
Pan American Silver Corp. (USD)	4,586	114,512
Pembina Pipeline Corp. †	4,882	148,298
Pretium Resources, Inc. *	4,098	57,813
SSR Mining, Inc. (USD)	4,617	81,721
Stella-Jones, Inc.	1,165	36,901
Suncor Energy, Inc. (USD)	12,910	323,137
Sundial Growers, Inc. (USD) * †	180,322	104,280
TC Energy Corp. (USD)	8,693	404,572
Teck Resources Ltd. (USD)	8,543	246,209
Tourmaline Oil Corp.	2,722	88,007
TransAlta Renewables, Inc. †	661	9,812
West Fraser Timber Co. Ltd.	1,760	168,149
		9,668,083
Chile: 0.8%
Empresas CMPC SA	19,864	33,293
Lundin Mining Corp. (CAD)	11,688	91,420

See Notes to Financial Statements

35

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Chile (continued)
Sociedad Quimica y Minera de Chile SA (ADR)	12,515	$631,132
		755,845
China: 2.3%
Aluminum Corp. of China Ltd. (HKD) # *	72,100	39,734
Angang Steel Co. Ltd. (HKD) #	25,040	11,167
Astra Agro Lestari Tbk PT (IDR) #	33,700	22,455
Beijing Enterprises Water Group Ltd. (HKD) #	29,100	11,309
China Coal Energy Co. Ltd. (HKD) #	18,700	10,813
China Gas Holdings Ltd. (HKD) #	23,400	48,682
China Hongqiao Group Ltd. (HKD) #	40,200	42,496
China Longyuan Power Group Corp. Ltd. (HKD) #	21,129	49,361
China Molybdenum Co. Ltd. (HKD) #	66,200	34,975
China Petroleum & Chemical Corp. (HKD) #	226,227	105,398
China Resources Gas Group Ltd. (HKD) #	8,800	49,733
China Shenhua Energy Co. Ltd. (HKD) #	29,891	69,965
ENN Energy Holdings Ltd. (HKD) #	6,700	126,327
Guangdong Investment Ltd. (HKD) #	18,800	23,902
Hong Kong & China Gas Co. Ltd. (HKD) #	95,905	149,613
Jiangxi Copper Co. Ltd. (HKD) #	19,900	31,975
Kunlun Energy Co. Ltd. (HKD) #	34,900	32,753
Maanshan Iron & Steel Co. Ltd. (HKD) #	18,400	6,766
PetroChina Co. Ltd. (HKD) #	187,540	83,074
Power Assets Holdings Ltd. (HKD) #	11,900	74,188
Shandong Chenming Paper Holdings Ltd. (HKD) # †	6,800	3,259
Shandong Gold Mining Co. Ltd. (HKD) 144A # †	17,100	29,347
Sinofert Holdings Ltd. (HKD) # *	153,500	23,061
United Tractors Tbk PT (IDR) #	13,300	20,649
Wilmar International Ltd. (SGD) #	279,164	858,797
Xinyi Solar Holdings Ltd. (HKD) #	30,000	50,940
Yankuang Energy Group Co. Ltd. (HKD) # †	12,400	24,649
Zhaojin Mining Industry Co. Ltd. (HKD) #	24,800	21,232
Zijin Mining Group Co. Ltd. (HKD) #	124,661	148,905
		2,205,525
	Number of Shares	Value
Cyprus: 0.1%
Novolipetsk Steel PJSC (USD) (GDR) #	2,299	$67,815

Czech Republic: 0.1%
CEZ AS	1,432	54,195

Denmark: 0.6%
Bakkafrost P/F (NOK) #	4,353	287,326
Orsted AS 144A #	1,173	150,034
Vestas Wind Systems A/S #	6,257	190,319
		627,679
Egypt: 0.2%
Abou Kir Fertilizers & Chemical Industries	26,598	36,401
Centamin Plc (GBP) #	25,217	30,553
Egypt Kuwait Holding Co. SAE *	103,273	129,173
		196,127
Finland: 0.4%
Metsa Board Oyj #	3,205	31,364
Neste Oyj #	3,824	187,986
Stora Enso Oyj #	11,059	202,738
		422,088
France: 1.4%
Neoen SA 144A # * †	299	12,964
Suez SA	2,377	53,549
SunPower Corp. (USD) * †	504	10,518
TotalEnergies SE # *	22,033	1,120,204
Veolia Environnement SA #	4,018	147,388
Voltalia SA # *	172	3,833
		1,348,456
Germany: 0.8%
E.ON SE #	13,912	193,120
Encavis AG #	728	12,824
K+S AG # *	16,771	288,165
Nordex SE # *	693	10,857
Siemens Energy AG # *	3,870	98,628
Siemens Gamesa Renewable Energy SA # *	1,393	33,043
Suedzucker AG #	5,547	83,539
Uniper SE #	812	38,510
VERBIO Vereinigte BioEnergie AG #	195	13,258
		771,944
Hungary: 0.0%
MOL Hungarian Oil & Gas Plc #	4,083	31,725

India: 0.8%
Reliance Industries Ltd. (USD) 144A (GDR) #	11,750	751,712

Indonesia: 0.2%
Golden Agri-Resources Ltd. (SGD) #	467,019	84,938
Indah Kiat Pulp & Paper Tbk PT #	46,400	25,488
Merdeka Copper Gold Tbk PT # *	264,800	72,485
Pabrik Kertas Tjiwi Kimia Tbk PT #	22,600	11,951

See Notes to Financial Statements

36

	Number of Shares	Value
Indonesia (continued)
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	245,100	$20,411
		215,273
Ireland: 0.3%
Smurfit Kappa Group Plc (GBP) #	4,678	257,826

Israel: 0.6%
Energix-Renewable Energies Ltd. #	1,446	6,116
ICL Group Ltd. #	61,838	594,970
		601,086
Italy: 0.4%
Eni SpA #	22,405	311,024
ERG SpA #	345	11,129
Snam SpA #	18,198	109,485
		431,638
Japan: 5.6%
Chubu Electric Power Co., Inc. #	6,300	66,472
Daio Paper Corp. #	2,200	36,506
ENEOS Holdings, Inc. #	28,700	107,101
Hitachi Metals Ltd. # * †	3,617	66,947
Hokuto Corp. #	2,100	34,811
Idemitsu Kosan Co. Ltd. #	2,000	50,984
Inpex Corp. # †	9,600	83,387
JFE Holdings, Inc. #	10,564	134,629
Kubota Corp. #	100,600	2,234,519
Kumiai Chemical Industry Co. Ltd. #	8,700	59,782
Kurita Water Industries Ltd. #	765	36,228
Maruha Nichiro Corp. #	3,836	80,278
NH Foods Ltd. #	9,000	324,151
Nippon Sanso Holdings Corp. #	2,000	43,698
Nippon Steel Corp. #	17,400	283,939
Nippon Suisan Kaisha Ltd. #	27,414	129,432
Nissan Chemical Corp. #	13,400	778,498
Nisshin Seifun Group, Inc. #	22,950	330,726
Oji Holdings Corp. #	17,276	83,612
Rengo Co. Ltd. #	4,470	33,776
RENOVA, Inc. # *	300	5,426
Sakata Seed Corp. #	3,200	91,310
Sumitomo Forestry Co. Ltd. #	3,383	65,327
Sumitomo Metal Mining Co. Ltd. #	5,000	189,167
Tokyo Gas Co. Ltd. #	3,600	64,551
		5,415,257
Kazakhstan: 0.0%
NAC Kazatomprom JSC (USD) (GDR)	1,184	43,512

Kyrgyzstan: 0.0%
Centerra Gold, Inc. (CAD)	4,789	36,965

Liechtenstein: 0.1%
Antofagasta Plc (GBP) #	6,303	114,710

Luxembourg: 0.3%
ArcelorMittal SA #	10,750	344,452
	Number of Shares	Value
Malaysia: 0.6%
Genting Plantations Bhd	14,951	$24,045
IOI Corp. Bhd #	154,594	138,316
Kuala Lumpur Kepong Bhd	27,478	143,656
Petronas Dagangan Bhd #	1,400	6,918
PPB Group Bhd	46,300	190,046
Press Metal Aluminium Holdings Bhd #	68,400	94,870
		597,851
Mexico: 0.7%
Fresnillo Plc (GBP) #	4,018	48,887
Gruma SAB de CV	17,110	219,483
Grupo Mexico SAB de CV	56,864	248,101
Industrias Penoles SAB de CV	2,682	30,871
Southern Copper Corp. (USD)	1,553	95,835
		643,177
Netherlands: 1.1%
OCI NV # *	5,539	144,414
Royal Dutch Shell Plc (GBP) #	32,123	705,780
Tenaris SA (ADR)	4,205	87,716
Ternium SA (ADR)	3,586	156,063
		1,093,973
Norway: 1.4%
Equinor ASA #	9,543	252,355
Mowi ASA #	39,422	931,746
NEL ASA # * †	9,267	15,820
Norsk Hydro ASA #	24,942	195,997
		1,395,918
Peru: 0.0%
Cia de Minas Buenaventura SAA (ADR) *	4,206	30,788

Poland: 0.2%
KGHM Polska Miedz SA #	2,484	86,196
Polski Koncern Naftowy ORLEN SA #	2,581	47,558
Polskie Gornictwo Naftowe i Gazownictwo SA #	14,363	22,455
		156,209
Portugal: 0.1%
EDP Renovaveis SA #	1,489	36,985
Galp Energia SGPS SA #	3,833	37,150
Navigator Co. SA #	3,853	14,660
		88,795
Russia: 2.6%
Evraz Plc (GBP) #	9,059	74,114
Gazprom PJSC (ADR) #	53,587	494,830
LUKOIL PJSC (ADR) #	3,193	286,096
MMC Norilsk Nickel PJSC (ADR) #	10,984	339,777
Novatek PJSC (USD) (GDR) #	1,671	390,688
PhosAgro PJSC (USD) (GDR) #	11,915	257,082
Polymetal International Plc (GBP) #	7,332	130,650
Polyus PJSC (USD) (GDR) #	1,424	125,776
Rosneft Oil Co. PJSC (USD) (GDR) #	11,066	89,000
Severstal PAO (USD) (GDR) #	3,516	75,839
Surgutneftegas PJSC (ADR) #	31,712	169,606

See Notes to Financial Statements

37

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Russia (continued)
Tatneft PJSC (ADR) #	2,288	$95,138
		2,528,596
Saudi Arabia: 0.0%
S-Oil Corp. (KRW) #	370	26,593

Singapore: 0.4%
Charoen Pokphand Indonesia Tbk PT (IDR) #	632,300	263,534
First Resources Ltd. #	40,100	44,944
Olam International Ltd. #	77,609	100,857
		409,335
South Africa: 2.1%
Anglo American Platinum Ltd. #	1,216	138,476
Anglo American Plc (GBP) #	22,903	942,678
Gold Fields Ltd. (ADR)	19,357	212,734
Harmony Gold Mining Co. Ltd. (ADR)	11,831	48,625
Impala Platinum Holdings Ltd. #	17,822	251,016
Northam Platinum Holdings Ltd. *	5,341	70,109
Omnia Holdings Ltd.	14,437	57,902
Royal Bafokeng Platinum Ltd. #	1,805	17,733
Sasol Ltd. # *	5,137	83,974
Sibanye Stillwater Ltd. #	58,129	180,459
		2,003,706
South Korea: 0.7%
Coway Co. Ltd. # *	347	21,740
CS Wind Corp. #	146	8,054
Hyundai Steel Co. # *	1,560	53,723
Korea Zinc Co. Ltd. # *	227	97,672
POSCO #	1,385	321,163
SK Innovation Co. Ltd. # *	460	92,106
SK, Inc. #	419	88,333
		682,791
Spain: 0.2%
Atlantica Sustainable Infrastructure Plc (USD) †	385	13,768
Enagas SA # †	2,209	51,259
Repsol SA #	12,474	147,562
		212,589
Sweden: 1.2%
BillerudKorsnas AB #	3,310	62,171
Boliden AB #	4,996	192,269
Holmen AB #	1,672	79,917
Husqvarna AB #	32,279	515,099
Lundin Energy AB #	1,447	51,677
SSAB AB # *	11,531	57,825
Svenska Cellulosa AB SCA #	10,825	191,708
		1,150,666
Taiwan: 0.5%
China Steel Corp. #	228,472	291,545
Formosa Petrochemical Corp. #	14,920	51,590
Taiwan Fertilizer Co. Ltd. #	65,200	164,658
		507,793
Tanzania: 0.2%
AngloGold Ashanti Ltd. (ADR)	9,101	190,939
	Number of Shares	Value
Thailand: 0.2%
Energy Absolute PCL (NVDR) #	11,300	$32,432
PTT Exploration & Production PCL (NVDR) #	12,700	44,773
PTT PCL (NVDR) #	93,800	106,447
		183,652
Turkey: 0.2%
Eldorado Gold Corp. (USD) *	3,983	37,241
Eregli Demir ve Celik Fabrikalari TAS #	24,934	52,842
Gubre Fabrikalari TAS *	4,683	27,101
Hektas Ticaret TAS *	30,897	34,597
		151,781
United Kingdom: 3.2%
BP Plc #	174,982	784,550
Ceres Power Holdings Plc # * †	733	9,915
CNH Industrial NV (USD) †	87,278	1,695,812
DS Smith Plc #	24,838	129,440
Endeavour Mining Plc (CAD)	4,007	87,966
ITM Power Plc # * †	2,438	13,095
Kumba Iron Ore Ltd. (ZAR) #	1,000	28,794
Mondi Plc #	8,768	217,625
Pennon Group Plc #	1,702	26,964
Severn Trent Plc #	1,570	62,735
United Utilities Group Plc #	4,224	62,368
		3,119,264
United States: 49.2%
A.O. Smith Corp.	825	70,826
Advanced Drainage Systems, Inc.	372	50,640
AGCO Corp.	5,376	623,724
Alcoa Corp.	3,418	203,644
Ameresco, Inc. *	191	15,555
American States Water Co.	229	23,688
American Vanguard Corp.	2,359	38,664
American Water Works Co., Inc.	1,125	212,467
Andersons, Inc.	2,713	105,020
APA Corp.	3,222	86,640
AppHarvest, Inc. *	7,957	30,953
Archer-Daniels-Midland Co.	49,023	3,313,465
Atmos Energy Corp.	1,176	123,210
Baker Hughes Co.	7,769	186,922
Boise Cascade Co.	727	51,762
Bunge Ltd.	12,311	1,149,355
California Water Service Group	326	23,426
Cal-Maine Foods, Inc.	3,282	121,401
CF Industries Holdings, Inc.	18,793	1,330,169
Cheniere Energy, Inc.	2,228	225,964
Chevron Corp.	17,110	2,007,858
Clearway Energy, Inc.	507	18,267
Cleveland-Cliffs, Inc. * †	8,313	180,974
Coeur Mining, Inc. *	5,603	28,239
ConocoPhillips	11,703	844,723
Continental Resources, Inc.	516	23,096
Corteva, Inc.	63,859	3,019,254
Coterra Energy, Inc.	7,222	137,218
Darling Ingredients, Inc. *	14,178	982,394
Deere & Co.	21,387	7,333,388
Devon Energy Corp.	5,712	251,614

See Notes to Financial Statements

38

	Number of Shares	Value
United States (continued)
Diamondback Energy, Inc.	1,611	$173,746
EOG Resources, Inc.	5,194	461,383
EQT Corp. *	3,148	68,658
Essential Utilities, Inc.	1,426	76,562
Evoqua Water Technologies Corp. *	747	34,922
Exxon Mobil Corp.	37,581	2,299,581
Farmland Partners, Inc.	3,840	45,888
First Solar, Inc. *	560	48,810
FMC Corp.	11,102	1,219,999
Franklin Electric Co., Inc.	241	22,789
Freeport-McMoRan, Inc.	26,823	1,119,324
Fresh Del Monte Produce, Inc.	2,917	80,509
FuelCell Energy, Inc. *	2,138	11,118
Graphic Packaging Holding Co.	5,545	108,127
GrowGeneration Corp. *	8,829	115,218
Halliburton Co.	7,947	181,748
Hecla Mining Co.	11,735	61,257
Hess Corp.	2,447	181,151
HollyFrontier Corp.	1,442	47,269
Howmet Aerospace, Inc.	7,412	235,924
Hydrofarm Holdings Group, Inc. *	3,131	88,576
Imperial Oil Ltd. †	1,660	59,926
Ingredion, Inc.	5,830	563,411
International Paper Co.	6,991	328,437
Intrepid Potash, Inc. *	551	23,544
Itron, Inc. *	280	19,186
Kinder Morgan, Inc.	17,310	274,537
Lindsay Corp.	956	145,312
Louisiana-Pacific Corp.	1,585	124,185
Marathon Oil Corp.	6,909	113,446
Marathon Petroleum Corp.	5,459	349,321
Mission Produce, Inc. *	3,499	54,934
Mosaic Co.	33,288	1,307,886
New Fortress Energy, Inc.	367	8,859
Newmont Corp.	17,388	1,078,404
NextEra Energy, Inc.	12,158	1,135,071
NiSource, Inc.	3,486	96,248
NOV, Inc.	3,469	47,005
Nucor Corp.	5,217	595,521
Occidental Petroleum Corp.	8,290	240,327
ONEOK, Inc.	3,919	230,280
Ormat Technologies, Inc. †	277	21,966
Ovintiv, Inc.	2,318	78,117
Packaging Corp. of America	1,715	233,497
Pentair Plc	1,026	74,929
PG&E Corp. *	13,394	162,603
Phillips 66	3,889	281,797
Pilgrim’s Pride Corp. *	4,271	120,442
Pioneer Natural Resources Co.	2,011	365,761
Plug Power, Inc. * †	3,215	90,759
PotlatchDeltic Corp.	1,212	72,987
Ranpak Holdings Corp. *	739	27,772
Rayonier, Inc.	2,585	104,331
Reliance Steel & Aluminum Co.	1,144	185,580
Reliance Worldwide Corp. Ltd. (AUD) #	4,895	22,352
	Number of Shares	Value
United States (continued)
Renewable Energy Group, Inc. *	311	$13,199
Ros Agro Plc	3,495	53,264
Royal Gold, Inc.	1,431	150,555
Schlumberger NV	12,452	372,937
Scotts Miracle-Gro Co.	3,569	574,609
Seaboard Corp.	22	86,570
SJW Group	170	12,444
SolarEdge Technologies, Inc. *	325	91,185
Southern Co.	9,408	645,201
Steel Dynamics, Inc.	3,442	213,645
Targa Resources Corp.	1,993	104,114
Toro Co.	10,124	1,011,489
Tractor Supply Co.	9,972	2,379,319
Tyson Foods, Inc.	25,834	2,251,691
UGI Corp.	1,856	85,209
United States Steel Corp.	4,936	117,526
Valero Energy Corp.	3,630	272,649
Vital Farms, Inc. *	2,278	41,141
Watts Water Technologies, Inc.	171	33,203
Westrock Co.	4,785	212,263
Weyerhaeuser Co.	13,527	557,042
Williams Cos, Inc.	10,786	280,867
Xylem, Inc.	1,117	133,951
		47,829,885
Zambia: 0.2%
First Quantum Minerals Ltd. (CAD)	10,097	241,964

Total Common Stocks (Cost: $81,431,542)		97,493,559

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $268,125)
Money Market Fund: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio	268,125	268,125
Total Investments: 100.5% (Cost: $81,699,667)		97,761,684
Liabilities in excess of other assets: (0.5)%		(513,503)
NET ASSETS: 100.0%		$97,248,181

See Notes to Financial Statements

39

VANECK NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	Korean Won
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

Footnotes:

*	Non-income producing
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,968,153 which represents 33.9% of net assets.
†	Security fully or partially on loan. Total market value of securities on loan is $5,599,764.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $944,057, or 1.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	2.6%	$2,581,605
Consumer Staples	14.4	14,037,825
Energy	20.8	20,326,968
Health Care	0.1	104,280
Industrials	15.6	15,150,585
Information Technology	0.2	229,589
Materials	40.4	39,351,346
Real Estate	0.9	869,802
Utilities	5.0	4,841,559
	100.0%	$97,493,559

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$16,883	$—	$—	$16,883
Australia	—	6,381,585	—	6,381,585
Austria	—	345,735	—	345,735
Brazil	1,967,387	1,104,118	—	3,071,505
British Virgin Islands	—	69,673	—	69,673
Canada	9,668,083	—	—	9,668,083
Chile	755,845	—	—	755,845
China	—	2,205,525	—	2,205,525
Cyprus	—	67,815	—	67,815
Czech Republic	54,195	—	—	54,195
Denmark	—	627,679	—	627,679
Egypt	165,574	30,553	—	196,127
Finland	—	422,088	—	422,088
France	64,067	1,284,389	—	1,348,456
Germany	—	771,944	—	771,944
Hungary	—	31,725	—	31,725
India	—	751,712	—	751,712
Indonesia	—	215,273	—	215,273
Ireland	—	257,826	—	257,826
Israel	—	601,086	—	601,086
Italy	—	431,638	—	431,638
Japan	—	5,415,257	—	5,415,257
Kazakhstan	43,512	—	—	43,512
Kyrgyzstan	36,965	—	—	36,965
Liechtenstein	—	114,710	—	114,710
Luxembourg	—	344,452	—	344,452
Malaysia	357,747	240,104	—	597,851
Mexico	594,290	48,887	—	643,177
Netherlands	243,779	850,194	—	1,093,973
Norway	—	1,395,918	—	1,395,918
Peru	30,788	—	—	30,788
Poland	—	156,209	—	156,209
Portugal	—	88,795	—	88,795
Russia	—	2,528,596	—	2,528,596
Saudi Arabia	—	26,593	—	26,593
Singapore	—	409,335	—	409,335
South Africa	389,370	1,614,336	—	2,003,706
South Korea	—	682,791	—	682,791
Spain	13,768	198,821	—	212,589
Sweden	—	1,150,666	—	1,150,666
Taiwan	—	507,793	—	507,793
Tanzania	190,939	—	—	190,939
Thailand	—	183,652	—	183,652
Turkey	98,939	52,842	—	151,781
United Kingdom	1,783,778	1,335,486	—	3,119,264
United States	47,807,533	22,352	—	47,829,885
Zambia	241,964	—	—	241,964
Money Market Fund	268,125	—	—	268,125
Total Investments	$64,793,531	$32,968,153	$—	$97,761,684

See Notes to Financial Statements

41

VANECK OIL REFINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 4.1%
Ampol Ltd. #	37,112	$800,807

Austria: 4.9%
OMV AG #	17,228	973,178

Finland: 6.2%
Neste Oyj #	24,831	1,220,681

Greece: 1.3%
Motor Oil Hellas Corinth Refineries SA #	16,083	251,615

Hungary: 4.6%
MOL Hungarian Oil & Gas Plc #	116,580	905,814

India: 7.9%
Reliance Industries Ltd. (USD) 144A (GDR) #	24,156	1,545,391

Japan: 11.3%
Cosmo Energy Holdings Co. Ltd. #	16,100	314,217
ENEOS Holdings, Inc. #	280,800	1,047,877
Idemitsu Kosan Co. Ltd. #	33,868	863,365
		2,225,459
New Zealand: 1.4%
Z Energy Ltd.	115,328	280,306

Poland: 6.1%
Grupa Lotos SA # *	20,496	309,687
Polski Koncern Naftowy ORLEN SA #	48,033	885,066
		1,194,753
	Number of Shares	Value
Portugal: 4.5%
Galp Energia SGPS SA #	90,622	$878,314

Saudi Arabia: 3.1%
S-Oil Corp. (KRW) #	8,618	619,394

South Korea: 7.4%
Hyundai Heavy Industries Holdings Co. Ltd. #	10,009	451,707
SK Innovation Co. Ltd. # *	5,016	1,004,360
		1,456,067
Taiwan: 4.4%
Formosa Petrochemical Corp. #	251,000	867,904

Thailand: 4.0%
IRPC PCL (NVDR) #	2,966,600	340,439
Thai Oil PCL (NVDR) #	296,200	438,318
		778,757
Turkey: 1.9%
Turkiye Petrol Rafinerileri AS # *	32,389	376,786

United States: 26.9%
HollyFrontier Corp.	26,891	881,487
Marathon Petroleum Corp.	24,567	1,572,042
PBF Energy, Inc. *	15,202	197,170
Phillips 66	19,166	1,388,768
Valero Energy Corp.	16,690	1,253,586
		5,293,053
Total Common Stocks (Cost: $18,900,727)		19,668,279

Total Investments: 100.0% (Cost: $18,900,727)		19,668,279
Other assets less liabilities: 0.0%		5,600
NET ASSETS: 100.0%		$19,673,879

Definitions:
GDR	Global Depositary Receipt
KRW	Korean Won
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $14,094,920 which represents 71.6% of net assets.
*	Non-income producing

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $1,545,391, or 7.9% of net assets.

Summary of Investments by Sector	% of Investments	Value
Energy	97.7%	$19,216,572
Industrials	2.3	451,707
	100.0%	$19,668,279

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$800,807	$—	$800,807
Austria	—	973,178	—	973,178
Finland	—	1,220,681	—	1,220,681
Greece	—	251,615	—	251,615
Hungary	—	905,814	—	905,814
India	—	1,545,391	—	1,545,391
Japan	—	2,225,459	—	2,225,459
New Zealand	280,306	—	—	280,306
Poland	—	1,194,753	—	1,194,753
Portugal	—	878,314	—	878,314
Saudi Arabia	—	619,394	—	619,394
South Korea	—	1,456,067	—	1,456,067
Taiwan	—	867,904	—	867,904
Thailand	—	778,757	—	778,757
Turkey	—	376,786	—	376,786
United States	5,293,053	—	—	5,293,053
Total Investments	$5,573,359	$14,094,920	$—	$19,668,279

See Notes to Financial Statements

43

VANECK OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.1%
Netherlands: 5.2%
Tenaris SA (ADR) †	5,347,071	$111,539,901

United Kingdom: 4.2%
TechnipFMC Plc (USD) *	15,230,658	90,165,495

United States: 90.7%
Baker Hughes Co.	7,737,699	186,169,038
Cactus, Inc.	2,620,372	99,914,784
ChampionX Corp. *	4,844,554	97,908,436
Core Laboratories NV	1,727,822	38,547,709
DMC Global, Inc. *	639,444	25,328,377
Dril-Quip, Inc. *	1,348,930	26,546,942
Expro Group Holdings NV *	4,505,829	64,658,646
Halliburton Co.	10,693,037	244,549,756
Helix Energy Solutions Group, Inc. * †	6,590,789	20,563,262
Helmerich & Payne, Inc.	4,107,493	97,347,584
Liberty Oilfield Services, Inc. * †	5,723,513	55,518,076
Nabors Industries Ltd. * ‡	438,508	35,558,614
NexTier Oilfield Solutions, Inc. *	4,283,608	15,206,808
NOV, Inc.	7,535,528	102,106,405
Oceaneering International, Inc. *	4,676,216	52,888,003
	Number of Shares	Value
United States (continued)
Oil States International, Inc. *	2,729,623	$13,566,226
Patterson-UTI Energy, Inc. ‡	11,886,031	100,436,962
ProPetro Holding Corp. *	4,433,141	35,908,442
RPC, Inc. * †	8,737,542	39,668,441
Schlumberger NV	14,405,761	431,452,542
Select Energy Services, Inc. * † ‡	5,315,460	33,115,316
Transocean Ltd. * † ‡	32,475,694	89,632,916
US Silica Holdings, Inc. * ‡	3,908,706	36,741,836
		1,943,335,121
Total Common Stocks (Cost: $2,592,624,809)		2,145,040,517

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.9% (Cost: $19,056,337)
Money Market Fund: 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio	19,056,337	19,056,337
Total Investments: 101.0% (Cost: $2,611,681,146)		2,164,096,854
Liabilities in excess of other assets: (1.0)%		(20,977,828)
NET ASSETS: 100.0%		$2,143,119,026

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $23,922,680.
*	Non-income producing
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Oil & Gas Drilling	15.0%	$322,976,076
Oil & Gas Equipment & Services	85.0	1,822,064,441
	100.0%	$2,145,040,517

See Notes to Financial Statements

44

Transactions in securities of affiliates for the period ended December 31, 2021:

	Value 12/31/2020	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2021
Nabors Industries Ltd.	$–(a)	$91,822,863	$(60,430,726)	$10,198,130	$–	$(15,733,936)	$35,558,614
Patterson-UTI Energy, Inc.	–(a)	190,747,083	(112,600,320)	17,926,721	722,299	(16,422,396)	100,436,962
Select Energy Services, Inc.	–(a)	61,687,168	(41,369,834)	3,008,284	–	1,032,405	33,115,316
Transocean Ltd.	–(a)	218,157,191	(145,409,083)	(5,100,955)	–	(10,472,549)	89,632,915
US Silica Holdings, Inc.	–(a)	70,520,907	(40,528,046)	9,600,546	–	(11,608,747)	36,741,836
	$–	$632,935,212	$(400,338,009)	$35,632,726	$722,299	$(53,205,223)	$295,485,643

(a)	Security held by the Fund, however not classified as an affiliate at the beginning of the reporting period.

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$2,145,040,517	$—	$—	$2,145,040,517
Money Market Fund	19,056,337	—	—	19,056,337
Total Investments	$2,164,096,854	$—	$—	$2,164,096,854

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

45

VANECK RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.9%
Australia: 43.4%
Allkem Ltd. # *	7,650,417	$57,992,975
Australian Strategic Materials Ltd. # * †	4,106,154	31,845,595
AVZ Minerals Ltd. # * †	96,526,435	54,351,680
Iluka Resources Ltd. #	7,058,908	52,002,028
ioneer Ltd. # * †	77,018,494	44,815,635
Liontown Resources Ltd. # * †	40,947,483	49,450,967
Lynas Rare Earths Ltd. # * †	8,807,790	65,315,323
Pilbara Minerals Ltd. # *	36,116,660	84,189,921
		439,964,124
Canada: 8.1%
Lithium Americas Corp. (USD) * †	1,253,859	36,512,374
Standard Lithium Ltd. * †	4,727,913	45,926,052
		82,438,426
China: 28.6%
China Northern Rare Earth Group High-Tech Co. Ltd. #	9,564,510	68,917,170
Ganfeng Lithium Co. Ltd. (HKD) 144A # †	3,968,400	62,498,518
Shenghe Resources Holding Co. Ltd. #	15,936,535	49,183,622
Xiamen Tungsten Co. Ltd. #	11,410,401	40,663,373
Zhejiang Huayou Cobalt Co. Ltd. #	3,979,529	69,095,571
		290,358,254
	Number of Shares	Value
France: 2.8%
Eramet SA # *	343,661	$28,193,831

Netherlands: 4.3%
AMG Advanced Metallurgical Group NV # †	1,356,829	43,545,250

United States: 12.7%
Livent Corp. * †	1,547,387	37,725,295
MP Materials Corp. * †	1,002,860	45,549,901
Tronox Holdings Plc	1,873,360	45,016,840
		128,292,036
Total Common Stocks (Cost: $648,069,065)		1,012,791,921

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5% (Cost: $45,463,521)
Money Market Fund: 4.5%
State Street Navigator Securities Lending Government Money Market Portfolio	45,463,521	45,463,521
Total Investments: 104.4% (Cost: $693,532,586)		1,058,255,442
Liabilities in excess of other assets: (4.4)%		(44,395,000)
NET ASSETS: 100.0%		$1,013,860,442

Definitions:
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $802,061,459 which represents 79.1% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $201,037,859.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $62,498,518, or 6.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Materials	100.0%	$1,012,791,921

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$439,964,124	$—	$439,964,124
Canada	82,438,426	—	—	82,438,426
China	—	290,358,254	—	290,358,254
France	—	28,193,831	—	28,193,831
Netherlands	—	43,545,250	—	43,545,250
United States	128,292,036	—	—	128,292,036
Money Market Fund	45,463,521	—	—	45,463,521
Total Investments	$256,193,983	$802,061,459	$—	$1,058,255,442

See Notes to Financial Statements

47

VANECK STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 14.7%
Rio Tinto Plc (ADR) †	245,039	$16,402,911

Brazil: 23.1%
Cia Siderurgica Nacional SA (ADR)	1,126,900	5,003,436
Gerdau SA (ADR)	986,262	4,852,409
Vale SA (ADR)	1,137,553	15,948,493
		25,804,338
China: 0.3%
Huadi International Group Co. Ltd. (USD) *	11,523	368,851

Luxembourg: 7.6%
ArcelorMittal SA (USD) †	267,159	8,503,671

Netherlands: 9.2%
Tenaris SA (ADR)	245,857	5,128,577
Ternium SA (ADR)	117,603	5,118,082
		10,246,659
South Korea: 4.9%
POSCO (ADR)	94,859	5,529,331

United States: 40.2%
Allegheny Technologies, Inc. *	110,549	1,761,046
Carpenter Technology Corp.	41,866	1,222,068
Cleveland-Cliffs, Inc. * †	241,967	5,267,622
Commercial Metals Co.	105,651	3,834,075
Gibraltar Industries, Inc. *	28,393	1,893,245
	Number of Shares	Value
United States (continued)
Nucor Corp.	77,713	$8,870,939
Olympic Steel, Inc.	9,625	226,187
Reliance Steel & Aluminum Co.	31,222	5,064,833
Ryerson Holding Corp.	33,356	868,924
Schnitzer Steel Industries, Inc.	24,001	1,246,132
Steel Dynamics, Inc.	79,472	4,932,827
SunCoke Energy, Inc.	72,180	475,666
TimkenSteel Corp. *	40,144	662,376
United States Steel Corp. †	215,736	5,136,674
Warrior Met Coal, Inc.	44,666	1,148,363
Worthington Industries, Inc.	43,906	2,399,903
		45,010,880
Total Common Stocks (Cost: $132,134,557)		111,866,641

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.6% (Cost: $1,788,159)
Money Market Fund: 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio	1,788,159	1,788,159
Total Investments: 101.6% (Cost: $133,922,716)		113,654,800
Liabilities in excess of other assets: (1.6)%		(1,831,061)
NET ASSETS: 100.0%		$111,823,739

Definitions:
ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:
†	Security fully or partially on loan. Total market value of securities on loan is $28,461,369.
*	Non-income producing

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	4.6%	$5,128,577
Industrials	1.7	1,893,245
Materials	93.7	104,844,819
	100.0%	$111,866,641

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$111,866,641	$—	$—	$111,866,641
Money Market Fund	1,788,159	—	—	1,788,159
Total Investments	$113,654,800	$—	$—	$113,654,800

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

48

VANECK URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Number of Shares	Value
COMMON STOCKS: 99.7%
Australia: 1.4%
Paladin Energy Ltd. # *	772,986	$497,280

Canada: 7.3%
Cameco Corp. (USD)	67,524	1,472,698
Denison Mines Corp. (USD) *	287,705	394,156
NexGen Energy Ltd. (USD) *	159,718	697,968
		2,564,822
China: 2.8%
CGN Power Co. Ltd. (HKD) 144A #	3,262,000	991,845

Czech Republic: 4.8%
CEZ AS	44,683	1,691,058

Finland: 5.0%
Fortum Oyj #	57,243	1,753,663

France: 3.6%
Electricite de France SA #	108,272	1,271,964

Italy: 4.6%
Endesa SA # †	70,375	1,618,283

Japan: 9.3%
Kansai Electric Power Co., Inc. #	168,700	1,575,125
Kyushu Electric Power Co., Inc. #	147,000	1,096,327
Tokyo Electric Power Co. Holdings, Inc. # *	229,100	591,629
		3,263,081
Kazakhstan: 2.4%
NAC Kazatomprom JSC (USD) (GDR)	23,106	849,146
	Number of Shares	Value
South Korea: 4.3%
Korea Electric Power Corp. (ADR) * †	166,660	$1,523,272

United States: 54.2%
BWX Technologies, Inc.	17,636	844,412
Dominion Energy, Inc.	37,149	2,918,425
Duke Energy Corp.	27,675	2,903,108
Energy Fuels, Inc. * †	55,456	423,129
Entergy Corp.	18,186	2,048,653
Exelon Corp.	45,707	2,640,036
PG&E Corp. *	165,736	2,012,035
Pinnacle West Capital Corp.	23,551	1,662,465
PNM Resources, Inc.	22,023	1,004,469
Public Service Enterprise Group, Inc.	35,482	2,367,714
Uranium Energy Corp. *	83,308	279,082
		19,103,528
Total Common Stocks (Cost: $30,510,065)		35,127,942

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3% (Cost: $106,776)
Money Market Fund: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio	106,776	106,776
Total Investments: 100.0% (Cost: $30,616,841)		35,234,718
Liabilities in excess of other assets: 0.0%		(7,801)
NET ASSETS: 100.0%		$35,226,917

Definitions:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,396,116 which represents 26.7% of net assets.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,558,375.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $991,845, or 2.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	13.1%	$4,613,458
Industrials	2.4	844,412
Utilities	84.5	29,670,072
	100.0%	$35,127,942

See Notes to Financial Statements

49

VANECK URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$497,280	$—	$497,280
Canada	2,564,822	—	—	2,564,822
China	—	991,845	—	991,845
Czech Republic	1,691,058	—	—	1,691,058
Finland	—	1,753,663	—	1,753,663
France	—	1,271,964	—	1,271,964
Italy	—	1,618,283	—	1,618,283
Japan	—	3,263,081	—	3,263,081
Kazakhstan	849,146	—	—	849,146
South Korea	1,523,272	—	—	1,523,272
United States	19,103,528	—	—	19,103,528
Money Market Fund	106,776	—	—	106,776
Total Investments	$25,838,602	$9,396,116	$—	$35,234,718

See Notes to Financial Statements

50

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Agribusiness ETF	Future of Food ETF	Gold Miners ETF	Green Metals ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,181,903,028	$2,464,088	$13,138,153,915	$15,705,971
Affiliated issuers (3)	—	—	113,149,948	—
Short-term investments held as collateral for securities loaned (4)	30,234,590	—	100,558,651	—
Cash	162	4,395	23,646,556	—
Cash denominated in foreign currency, at value (5)	412,190	465	475	426,206
Receivables:
Investment securities sold	—	—	47,525,768	—
Dividends and interest	2,233,903	2,170	5,240,946	615
Prepaid expenses	6,922	—	17,272	—
Total assets	1,214,790,795	2,471,118	13,428,293,531	16,132,792
Liabilities:
Payables:
Investment securities purchased	—	—	—	—
Shares of beneficial interest redeemed	—	—	47,572,815	—
Collateral for securities loaned	30,234,590	—	100,558,651	—
Line of credit	642,202	—	—	429,809
Due to Adviser	491,026	1,437	5,547,492	6,297
Due to custodian	—	—	—	142
Deferred Trustee fees	572,477	—	1,364,021	—
Accrued expenses	142,727	—	164,016	—
Total liabilities	32,083,022	1,437	155,206,995	436,248
NET ASSETS	$1,182,707,773	$2,469,681	$13,273,086,536	$15,696,544
Shares outstanding	12,400,000	100,000	414,802,500	450,000
Net asset value, redemption and offering price per share	$95.38	$24.70	$32.00	$34.88
Net Assets consist of:
Aggregate paid in capital	$1,678,410,089	$2,432,660	$23,065,731,491	$15,509,965
Total distributable earnings (loss)	(495,702,316)	37,021	(9,792,644,955)	186,579
NET ASSETS	$1,182,707,773	$2,469,681	$13,273,086,536	$15,696,544
(1) Value of securities on loan	$67,313,739	$—	$197,100,880	$—
(2) Cost of investments - Unaffiliated issuers	$942,791,700	$2,429,014	$11,873,178,143	$15,459,274
(3) Cost of investments - Affiliated issuers	$—	$—	$104,116,804	$—
(4) Cost of short-term investments held as collateral for securities loaned	$30,234,590	$—	$100,558,651	$—
(5) Cost of cash denominated in foreign currency	$405,162	$459	$464	$420,653

See Notes to Financial Statements

51

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31,2021

	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF	Oil Refiners ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$4,440,229,266	$301,046,078	$97,493,559	$19,668,279
Affiliated issuers (3)	45,973,614	—	—	—
Short-term investments held as collateral for securities loaned (4)	130,584,513	14,590,565	268,125	—
Cash	9,188,491	9	7,153	17,580
Cash denominated in foreign currency, at value (5)	12,726	168,956	135,649	—
Receivables:
Investment securities sold	—	—	45,881	—
Due from Adviser	—	—	—	2,393
Dividends and interest	1,984,975	305,843	176,369	53,617
Prepaid expenses	13,999	3,467	—	699
Total assets	4,627,987,584	316,114,918	98,126,736	19,742,568
Liabilities:
Payables:
Investment securities purchased	—	—	—	—
Collateral for securities loaned	130,584,513	14,590,565	268,125	—
Line of credit	—	579,720	445,997	—
Due to Adviser	1,876,769	127,371	12,524	—
Deferred Trustee fees	355,726	18,125	14,855	882
Accrued expenses	382,023	50,176	137,054	67,807
Total liabilities	133,199,031	15,365,957	878,555	68,689
NET ASSETS	$4,494,788,553	$300,748,961	$97,248,181	$19,673,879
Shares outstanding	107,337,446	1,883,298	2,050,000	725,000
Net asset value, redemption and offering price per share	$41.88	$159.69	$47.44	$27.14
Net Assets consist of:
Aggregate paid in capital	$9,297,288,547	$316,670,182	$127,607,351	$26,725,639
Total distributable earnings (loss)	(4,802,499,994)	(15,921,221)	(30,359,170)	(7,051,760)
NET ASSETS	$4,494,788,553	$300,748,961	$97,248,181	$19,673,879
(1) Value of securities on loan	$242,438,677	$32,292,446	$5,599,764	$—
(2) Cost of investments - Unaffiliated issuers	$4,637,222,145	$261,967,243	$81,431,542	$18,900,727
(3) Cost of investments - Affiliated issuers	$50,185,046	$—	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$130,584,513	$14,590,565	$268,125	$—
(5) Cost of cash denominated in foreign currency	$12,719	$167,327	$134,942	$—

See Notes to Financial Statements

52

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31,2021

	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Uranium+Nuclear Energy ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,849,554,874	$1,012,791,921	$111,866,641	$35,127,942
Affiliated issuers (3)	295,485,643	—	—	—
Short-term investments held as collateral for securities loaned (4)	19,056,337	45,463,521	1,788,159	106,776
Cash	1,137	248,309	556,804	91,269
Cash denominated in foreign currency, at value (5)	—	1,094,051	—	—
Receivables:
Investment securities sold	36,918,513	—	13,249,723	—
Shares of beneficial interest sold	—	—	1,319,127	—
Dividends and interest	2,107,119	298,481	188,625	110,249
Prepaid expenses	—	3,481	2,088	701
Total assets	2,203,123,623	1,059,899,764	128,971,167	35,436,937
Liabilities:
Payables:
Investment securities purchased	—	—	5,862,063	—
Shares of beneficial interest redeemed	36,918,119	—	9,303,045	—
Collateral for securities loaned	19,056,337	45,463,521	1,788,159	106,776
Line of credit	3,150,525	—	—	—
Due to Adviser	627,553	445,032	48,788	6,876
Deferred Trustee fees	210,231	23,038	20,130	13,073
Accrued expenses	41,832	107,731	125,243	83,295
Total liabilities	60,004,597	46,039,322	17,147,428	210,020
NET ASSETS	$2,143,119,026	$1,013,860,442	$111,823,739	$35,226,917
Shares outstanding	11,600,543	9,074,987	2,100,000	641,632
Net asset value, redemption and offering price per share	$184.74	$111.72	$53.25	$54.90
Net Assets consist of:
Aggregate paid in capital	$4,453,592,923	$980,876,780	$288,278,932	$115,324,773
Total distributable earnings (loss)	(2,310,473,897)	32,983,662	(176,455,193)	(80,097,856)
NET ASSETS	$2,143,119,026	$1,013,860,442	$111,823,739	$35,226,917
(1) Value of securities on loan	$23,922,680	$201,037,859	$28,461,369	$1,558,375
(2) Cost of investments - Unaffiliated issuers	$2,227,514,362	$648,069,065	$132,134,557	$30,510,065
(3) Cost of investments - Affiliated issuers	$365,110,447	$—	$—	$—
(4) Cost of short-term investments held as collateral for securities loaned	$19,056,337	$45,463,521	$1,788,159	$106,776
(5) Cost of cash denominated in foreign currency	$—	$1,090,265	$—	$—

See Notes to Financial Statements

53

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Agribusiness ETF	Future of Food ETF (a)	Gold Miners ETF	Green Metals ETF (b)
Income:
Dividends - unaffiliated issuers	$21,673,862	$3,590	$195,592,901	$4,332
Dividends - affiliated issuers	—	—	118,815,939	—
Interest	276	—	10,678	—
Securities lending income	293,229	—	1,403,152	—
Foreign taxes withheld	(2,029,413)	(206)	(21,824,069)	(554)
Total income	19,937,954	3,384	293,998,601	3,778
Expenses:
Management fees	5,628,329	1,437	71,948,299	7,463
Professional fees	61,548	—	67,261	—
Custody and accounting fees	46,064	—	173,452	—
Reports to shareholders	31,055	—	695,638	—
Trustees’ fees and expenses	15,529	—	392,168	—
Registration fees	6,178	—	15,445	—
Insurance	15,083	—	119,708	—
Interest	7,855	—	44,346	65
Other	13,116	—	228,636	—
Total expenses	5,824,757	1,437	73,684,953	7,528
Net investment income (loss)	14,113,197	1,947	220,313,648	(3,750)
Net realized gain (loss) on:
Investments - unaffiliated issuers	(10,386,847)	—	(98,976,430)	(60,938)
Investments - affiliated issuers	—	—	(399,009,923)	—
In-kind redemptions - unaffiliated issuers	113,508,982	—	595,741,996	—
In-kind redemptions - affiliated issuers	—	—	607,495,492	—
Foreign currency transactions and foreign denominated assets and liabilities	(74,430)	(4)	(1,931,526)	(992)
Net realized gain (loss)	103,047,705	(4)	703,319,609	(61,930)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	99,511,131	35,074	(895,125,997)	246,697
Investments - affiliated issuers	—	—	(1,584,505,449)	—
Foreign currency transactions and foreign denominated assets and liabilities	(39,571)	5	1,153	5,562
Net change in unrealized appreciation (depreciation)	99,471,560	35,079	(2,479,630,293)	252,259
Net Increase (Decrease) in Net Assets Resulting from Operations	$216,632,462	$37,022	$(1,555,997,036)	$186,579

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.
(b)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

54

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Junior Gold Miners ETF	Low Carbon Energy ETF	Natural Resources ETF	Oil Refiners ETF
Income:
Dividends - unaffiliated issuers	$61,928,638	$3,132,685	$2,532,828	$644,392
Dividends - affiliated issuers	9,119,537	—	—	—
Interest	11,217	—	28	—
Securities lending income	4,338,480	220,382	17,700	292
Foreign taxes withheld	(5,092,535)	(233,611)	(141,973)	(51,054)
Total income	70,305,337	3,119,456	2,408,583	593,630
Expenses:
Management fees	25,816,105	1,520,022	385,384	102,017
Professional fees	79,627	63,862	65,251	58,041
Custody and accounting fees	219,304	45,567	126,385	29,234
Reports to shareholders	197,825	23,755	8,577	9,593
Trustees’ fees and expenses	142,021	1,957	686	418
Registration fees	20,586	6,155	6,178	6,180
Insurance	60,108	5,788	3,999	1,697
Interest	14,361	10,751	2,673	879
Other	156,713	8,712	5,115	1,035
Total expenses	26,706,650	1,686,569	604,248	209,094
Waiver of management fees	—	—	(223,899)	(87,835)
Net expenses	26,706,650	1,686,569	380,349	121,259
Net investment income	43,598,687	1,432,887	2,028,234	472,371
Net realized gain (loss) on:
Investments - unaffiliated issuers	(54,135,445)	(561,102)	(2,362,558)	(1,178,931)
Investments - affiliated issuers	(35,166,226)	—	—	—
In-kind redemptions - unaffiliated issuers	212,117,399	72,590,236	1,706,402	—
In-kind redemptions - affiliated issuers	49,667,567	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(673,418)	(153,492)	(8,215)	(3,250)
Net realized gain (loss)	171,809,877	71,875,642	(664,371)	(1,182,181)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,122,979,397)	(84,947,392)	12,886,087	2,643,443
Investments - affiliated issuers	(415,793,788)	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	(4,249)	(6,630)	(1,402)	(4,215)
Net change in unrealized appreciation (depreciation)	(1,538,777,434)	(84,954,022)	12,884,685	2,639,228
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,323,368,870)	$(11,645,493)	$14,248,548	$1,929,418

See Notes to Financial Statements

55

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2021

	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Steel ETF	Uranium+Nuclear Energy ETF
Income:
Dividends - unaffiliated issuers	$30,237,105	$3,759,673	$9,741,448	$918,719
Dividends - affiliated issuers	722,299	—	—	—
Interest	682	7,193	231	—
Securities lending income	83,226	1,463,251	94,764	14,974
Foreign taxes withheld	(8,856)	(268,300)	(233,565)	(81,427)
Total income	31,034,456	4,961,817	9,602,878	852,266
Expenses:
Management fees	6,974,591	4,059,556	796,411	129,291
Professional fees	67,896	55,759	55,437	55,633
Custody and accounting fees	11,981	86,016	11,589	23,612
Reports to shareholders	45,703	40,112	12,261	8,528
Trustees’ fees and expenses	8,184	5,802	1,099	327
Registration fees	12,354	6,178	1,518	6,178
Insurance	28,292	6,105	3,245	1,693
Interest	10,681	7,185	4,286	26
Other	27,396	9,385	2,233	4,060
Total expenses	7,187,078	4,276,098	888,079	229,348
Waiver of management fees	(200,786)	—	(7,626)	(74,174)
Net expenses	6,986,292	4,276,098	880,453	155,174
Net investment income	24,048,164	685,719	8,722,425	697,092
Net realized gain (loss) on:
Investments - unaffiliated issuers	(243,269,293)	46,399,605	(6,719,626)	(671,379)
Investments - affiliated issuers	(36,772,682)	—	—	—
In-kind redemptions - unaffiliated issuers	299,113,415	61,461,643	40,799,526	—
In-kind redemptions - affiliated issuers	72,405,408	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(544,584)	—	(3,945)
Net realized gain (loss)	91,476,848	107,316,664	34,079,900	(675,324)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(192,081,783)	273,357,580	(25,264,114)	3,159,651
Investments - affiliated issuers	(53,205,223)	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(2,615)	—	100
Net change in unrealized appreciation (depreciation)	(245,287,006)	273,354,965	(25,264,114)	3,159,751
Net Increase (Decrease) in Net Assets Resulting from Operations	$(129,761,994)	$381,357,348	$17,538,211	$3,181,519

See Notes to Financial Statements

56

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Future of Food ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021 (a)
Operations:
Net investment income	$14,113,197	$8,584,299	$1,947
Net realized gain (loss)	103,047,705	11,598,119	(4)
Net change in unrealized appreciation (depreciation)	99,471,560	60,982,374	35,079
Net increase in net assets resulting from operations	216,632,462	81,164,792	37,022
Distributions to shareholders from:
Distributable earnings	(13,850,800)	(8,649,640)	—

Share transactions**:
Proceeds from sale of shares	459,439,465	106,178,252	2,432,659
Cost of shares redeemed	(273,313,828)	(101,652,572)	—
Increase in net assets resulting from share transactions	186,125,637	4,525,680	2,432,659
Total increase in net assets	388,907,299	77,040,832	2,469,681
Net Assets, beginning of period	793,800,474	716,759,642	—
Net Assets, end of period	$1,182,707,773	$793,800,474	$2,469,681
**Shares of Common Stock Issued (no par value)
Shares sold	5,250,000	1,450,000	100,000
Shares redeemed	(3,050,000)	(1,700,000)	—
Net increase (decrease)	2,200,000	(250,000)	100,000

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

57

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Gold Miners ETF		Green Metals ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Period Ended December 31, 2021 (a)
Operations:
Net investment income (loss)	$220,313,648	$91,180,763	$(3,750)
Net realized gain (loss)	703,319,609	1,036,835,301	(61,930)
Net change in unrealized appreciation (depreciation)	(2,479,630,293)	1,508,513,719	252,259
Net increase (decrease) in net assets resulting from operations	(1,555,997,036)	2,636,529,783	186,579
Distributions to shareholders from:
Distributable earnings	(224,002,317)	(85,977,700)	—

Share transactions**:
Proceeds from sale of shares	2,030,470,195	4,987,854,222	15,509,965
Cost of shares redeemed	(3,480,902,948)	(4,033,614,138)	—
Increase (decrease) in net assets resulting from share transactions	(1,450,432,753)	954,240,084	15,509,965
Total increase (decrease) in net assets	(3,230,432,106)	3,504,792,167	15,696,544
Net Assets, beginning of period	16,503,518,642	12,998,726,475	—
Net Assets, end of period	$13,273,086,536	$16,503,518,642	$15,696,544
**Shares of Common Stock Issued (no par value)
Shares sold	58,150,000	154,150,000	450,000
Shares redeemed	(102,000,000)	(138,550,000)	—
Net increase (decrease)	(43,850,000)	15,600,000	450,000

(a)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

58

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Junior Gold Miners ETF		Low Carbon Energy ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$43,598,687	$24,991,250	$1,432,887	$225,072
Net realized gain	171,809,877	661,439,961	71,875,642	42,010,149
Net change in unrealized appreciation (depreciation)	(1,538,777,434)	532,899,939	(84,954,022)	91,345,627
Net increase (decrease) in net assets resulting from operations	(1,323,368,870)	1,219,331,150	(11,645,493)	133,580,848
Distributions to shareholders from:
Distributable earnings	(80,009,332)	(99,001,811)	(1,340,155)	(149,937)

Share transactions**:
Proceeds from sale of shares	455,259,072	2,296,605,753	209,712,572	32,017,566
Cost of shares redeemed	(872,059,989)	(2,321,187,674)	(166,136,494)	—
Increase (decrease) in net assets resulting from share transactions	(416,800,917)	(24,581,921)	43,576,078	32,017,566
Total increase (decrease) in net assets	(1,820,179,119)	1,095,747,418	30,590,430	165,448,477
Net Assets, beginning of year	6,314,967,672	5,219,220,254	270,158,531	104,710,054
Net Assets, end of year	$4,494,788,553	$6,314,967,672	$300,748,961	$270,158,531
**Shares of Common Stock Issued (no par value)
Shares sold	9,850,000	58,350,000	1,300,000	250,000
Shares redeemed	(18,900,000)	(65,100,000)	(1,050,000)	—
Net increase (decrease)	(9,050,000)	(6,750,000)	250,000	250,000

See Notes to Financial Statements

59

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Natural Resources ETF		Oil Refiners ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$2,028,234	$1,288,402	$472,371	$463,107
Net realized loss	(664,371)	(1,997,874)	(1,182,181)	(4,049,751)
Net change in unrealized appreciation (depreciation)	12,884,685	(1,678,874)	2,639,228	1,115,608
Net increase (decrease) in net assets resulting from operations	14,248,548	(2,388,346)	1,929,418	(2,471,036)
Distributions to shareholders from:
Distributable earnings	(2,140,110)	(1,274,940)	(470,018)	(450,520)
Return of capital	—	—	—	(11,480)
Total distributions	(2,140,110)	(1,274,940)	(470,018)	(462,000)

Share transactions**:
Proceeds from sale of shares	37,659,686	11,167,537	708,375	10,352,663
Cost of shares redeemed	(4,695,212)	(25,822,931)	—	(24,728,022)
Increase (decrease) in net assets resulting from share transactions	32,964,474	(14,655,394)	708,375	(14,375,359)
Total increase (decrease) in net assets	45,072,912	(18,318,680)	2,167,775	(17,308,395)
Net Assets, beginning of year	52,175,269	70,493,949	17,506,104	34,814,499
Net Assets, end of year	$97,248,181	$52,175,269	$19,673,879	$17,506,104
**Shares of Common Stock Issued (no par value)
Shares sold	800,000	300,000	25,000	525,000
Shares redeemed	(100,000)	(850,000)	—	(1,025,000)
Net increase (decrease)	700,000	(550,000)	25,000	(500,000)

See Notes to Financial Statements

60

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Oil Services ETF (a)		Rare Earth/Strategic Metals ETF (b)
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$24,048,164	$8,553,781	$685,719	$2,402,890
Net realized gain (loss)	91,476,848	(600,555,052)	107,316,664	(15,633,653)
Net change in unrealized appreciation (depreciation)	(245,287,006)	363,927,111	273,354,965	112,754,285
Net increase (decrease) in net assets resulting from operations	(129,761,994)	(228,074,160)	381,357,348	99,523,522
Distributions to shareholders from:
Distributable earnings	(21,600,606)	(8,700,087)	(54,350,856)	(2,500,183)

Share transactions**:
Proceeds from sale of shares	4,464,669,089	1,565,472,841	552,129,245	133,894,168
Cost of shares redeemed	(2,893,608,272)	(1,378,601,348)	(187,397,855)	(101,731,782)
Increase in net assets resulting from share transactions	1,571,060,817	186,871,493	364,731,390	32,162,386
Total increase (decrease) in net assets	1,419,698,217	(49,902,754)	691,737,882	129,185,725
Net Assets, beginning of year	723,420,809	773,323,563	322,122,560	192,936,835
Net Assets, end of year	$2,143,119,026	$723,420,809	$1,013,860,442	$322,122,560
**Shares of Common Stock Issued (no par value)
Shares sold	21,100,000	11,320,000	6,200,000	2,933,333
Shares redeemed	(14,200,000)	(9,532,500)	(2,050,000)	(2,783,333)
Net increase	6,900,000	1,787,500	4,150,000	150,000

(a)	Share activity has been adjusted to reflect the 1 for 20 reverse share split which took place on April 15, 2020 (See Note 11).
(b)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on April 15, 2020 (See Note 11).

See Notes to Financial Statements

61

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Steel ETF		Uranium+Nuclear Energy ETF
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
Operations:
Net investment income	$8,722,425	$1,084,820	$697,092	$375,645
Net realized gain (loss)	34,079,900	(7,764,415)	(675,324)	(669,623)
Net change in unrealized appreciation (depreciation)	(25,264,114)	12,848,203	3,159,751	1,096,501
Net increase in net assets resulting from operations	17,538,211	6,168,608	3,181,519	802,523
Distributions to shareholders from:
Distributable earnings	(8,650,070)	(1,160,720)	(700,021)	(401,975)
Return of capital	—	(89,230)	—	—
Total distributions	(8,650,070)	(1,249,950)	(700,021)	(401,975)

Share transactions**:
Proceeds from sale of shares	245,785,508	32,148,724	14,652,183	—
Cost of shares redeemed	(219,740,003)	(26,219,056)	—	(5,037,717)
Increase (decrease) in net assets resulting from share transactions	26,045,505	5,929,668	14,652,183	(5,037,717)
Total increase (decrease) in net assets	34,933,646	10,848,326	17,133,681	(4,637,169)
Net Assets, beginning of year	76,890,093	66,041,767	18,093,236	22,730,405
Net Assets, end of year	$111,823,739	$76,890,093	$35,226,917	$18,093,236
**Shares of Common Stock Issued (no par value)
Shares sold	4,125,000	800,000	275,000	—
Shares redeemed	(3,750,000)	(825,000)	—	(100,000)
Net increase (decrease)	375,000	(25,000)	275,000	(100,000)

See Notes to Financial Statements

62

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Agribusiness ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$77.82	$68.59	$57.11	$61.63	$51.38
Net investment income(a)	1.14	0.90	0.83	0.83	0.83
Net realized and unrealized gain (loss) on investments	17.54	9.19	11.56	(4.39)	10.30
Total from investment operations	18.68	10.09	12.39	(3.56)	11.13
Distributions from:
Net investment income	(1.12)	(0.86)	(0.91)	(0.96)	(0.88)
Net asset value, end of year	$95.38	$77.82	$68.59	$57.11	$61.63
Total return(b)	23.99%	14.73%	21.70%	(5.76)%	21.68%
Ratios to average net assets
Expenses	0.52%	0.55%	0.56%	0.54%	0.54%
Expenses excluding interest expense	0.52%	0.55%	0.56%	0.54%	0.53%
Net investment income	1.25%	1.41%	1.29%	1.32%	1.48%
Supplemental data
Net assets, end of year (in millions)	$1,183	$794	$717	$757	$854
Portfolio turnover rate(c)	17%	13%	21%	16%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

63

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Future of Food ETF
	Period Ended December 31, 2021(a)
Net asset value, beginning of period	$24.33
Net investment income(b)	0.02
Net realized and unrealized gain on investments	0.35
Total from investment operations	0.37
Net asset value, end of period	$24.70
Total return(c)	1.53	%(d)
Ratios to average net assets
Expenses	0.69	%(e)
Net investment income	0.93	%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate(f)	0	%(d)

(a)	For the period December 1, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

64

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Gold Miners ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$35.98	$29.34	$21.07	$23.25	$20.92
Net investment income(a)	0.52	0.21	0.19	0.14	0.10
Net realized and unrealized gain (loss) on investments	(3.97)	6.62	8.27	(2.21)	2.41
Total from investment operations	(3.45)	6.83	8.46	(2.07)	2.51
Distributions from:
Net investment income	(0.53)	(0.19)	(0.19)	(0.11)	(0.18)
Net asset value, end of year	$32.00	$35.98	$29.34	$21.07	$23.25
Total return(b)	(9.56)%	23.30%	40.15%	(8.92)%	11.99%
Ratios to average net assets
Expenses	0.51%	0.51%	0.52%	0.52%	0.53%
Net investment income	1.53%	0.61%	0.76%	0.66%	0.42%
Supplemental data
Net assets, end of year (in millions)	$13,273	$16,504	$12,999	$10,576	$7,575
Portfolio turnover rate(c)	15%	13%	14%	15%	12%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

65

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Green Metals ETF
	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$34.67
Net investment loss(b)	(0.01)
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.21
Net asset value, end of period	$34.88
Total return(c)	0.61	%(d)
Ratios to average net assets
Expenses	0.60	%(e)
Expenses excluding interest expense	0.59	%(e)
Net investment (loss)	(0.30	)%(e)
Supplemental data
Net assets, end of period (in millions)	$16
Portfolio turnover rate(f)	10	%(d)

(a)	For the period November 10, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

66

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$54.26	$42.39	$30.11	$34.21	$31.72
Net investment income(a)	0.39	0.22	0.08	0.14	0.05
Net realized and unrealized gain (loss) on investments	(12.02)	12.51	12.36	(4.10)	2.45
Total from investment operations	(11.63)	12.73	12.44	(3.96)	2.50
Distributions from:
Net investment income	(0.75)	(0.86)	(0.16)	(0.14)	(0.01)
Net asset value, end of year	$41.88	$54.26	$42.39	$30.11	$34.21
Total return(b)	(21.44)%	30.07%	41.31%	(11.58)%	7.89%
Ratios to average net assets
Gross expenses	0.52%	0.52%	0.53%	0.53%	0.55	%(c)
Net expenses	0.52%	0.52%	0.53%	0.53%	0.54	%(c)
Net expenses excluding interest expense	0.52%	0.52%	0.53%	0.53%	0.53	%(c)
Net investment income	0.84%	0.46%	0.24%	0.45%	0.16	%(c)
Supplemental data
Net assets, end of year (in millions)	$4,495	$6,315	$5,219	$4,273	$4,634
Portfolio turnover rate(d)	24%	34%	19%	28%	67%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

67

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Low Carbon Energy ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$165.41	$75.70	$55.10	$60.94	$50.62
Net investment income(a)	0.78	0.16	0.05	0.26	1.12
Net realized and unrealized gain (loss) on investments	(5.79)	89.64	20.55	(5.76)	9.97
Total from investment operations	(5.01)	89.80	20.60	(5.50)	11.09
Distributions from:
Net investment income	(0.71)	(0.09)	—	(0.34)	(0.77)
Net asset value, end of year	$159.69	$165.41	$75.70	$55.10	$60.94
Total return(b)	(3.02)%	118.65%	37.38%	(9.02)%	21.90%
Ratios to average net assets
Gross expenses	0.55%	0.64%	0.65%	0.65%	0.67%
Net expenses	0.55%	0.62%	0.62%	0.63%	0.63%
Net expenses excluding interest expense	0.55%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.49%	0.16%	0.08%	0.44%	1.94%
Supplemental data
Net assets, end of year (in millions)	$301	$270	$105	$79	$87
Portfolio turnover rate(c)	77%	84%	40%	31%	21%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

68

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Natural Resources ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$38.65	$37.10	$32.20	$37.09	$32.31
Net investment income (a)	1.21	0.84	0.96	0.81	0.72
Net realized and unrealized gain (loss) on investments	8.60	1.65 (b)	4.94	(4.78)	4.81
Total from investment operations	9.81	2.49	5.90	(3.97)	5.53
Distributions from:
Net investment income	(1.02)	(0.94)	(1.00)	(0.92)	(0.75)
Net asset value, end of year	$47.44	$38.65	$37.10	$32.20	$37.09
Total return (c)	25.38%	6.73%	18.34%	(10.69)%	17.14%
Ratios to average net assets
Gross expenses	0.78%	0.90%	0.79%	0.72%	0.80%
Net expenses	0.49%	0.49%	0.50%	0.50%	0.50%
Net expenses excluding interest expense	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	2.63%	2.59%	2.70%	2.21%	2.09%
Supplemental data
Net assets, end of year (in millions)	$97	$52	$70	$77	$104
Portfolio turnover rate (d)	26%	26%	24%	23%	34%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

69

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Refiners ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$25.01	$29.01	$26.95	$30.40	$20.86
Net investment income(a)	0.66	0.58	0.56	0.74	0.61
Net realized and unrealized gain (loss) on investments	2.12	(3.92)	1.91	(3.54)	9.38
Total from investment operations	2.78	(3.34)	2.47	(2.80)	9.99
Distributions from:
Net investment income	(0.65)	(0.64)	(0.41)	(0.52)	(0.37)
Net realized capital gains	—	—	—	(0.13)	(0.08)
Return of capital	—	(0.02)	—	—	—
Total distributions	(0.65)	(0.66)	(0.41)	(0.65)	(0.45)
Net asset value, end of year	$27.14	$25.01	$29.01	$26.95	$30.40
Total return(b)	11.10%	(11.50)%	9.19%	(9.22)%	47.91%
Ratios to average net assets
Gross expenses	1.02%	1.29%	1.03%	0.72%	2.71%
Net expenses	0.59%	0.59%	0.60%	0.60%	0.59%
Net expenses excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	2.32%	2.56%	1.97%	2.32%	2.43%
Supplemental data
Net assets, end of year (in millions)	$20	$18	$35	$49	$11
Portfolio turnover rate(c)	18%	37%	30%	31%	24%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

70

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Oil Services ETF(a)
	Year Ended December 31,
	2021	2020	2019		2018	2017

Net asset value, beginning of year	$153.90	$265.47	$280.60		$520.40	$667.20
Net investment income(b)	2.41	2.26	6.60		7.00	18.00
Net realized and unrealized gain (loss) on investments	30.24 (c)	(111.94)	(15.93	)(c)	(240.80)	(151.20)
Total from investment operations	32.65	(109.68)	(9.33)		(233.80)	(133.20)
Distributions from:
Net investment income	(1.81)	(1.89)	(5.80)		(6.00)	(13.60)
Net asset value, end of year	$184.74	$153.90	$265.47		$280.60	$520.40
Total return(d)	21.18%	(41.31)%	(3.35)%		(44.93)%	(19.95)%
Ratios to average net assets
Gross expenses	0.36%	0.40%	0.39%		0.38%	0.39%
Net expenses	0.35%	0.35%	0.35%		0.35%	0.35%
Net investment income	1.21%	1.68%	2.28%		1.44%	3.36%
Supplemental data
Net assets, end of year (in millions)	$2,143	$723	$773		$1,045	$1,651
Portfolio turnover rate(e)	28%	33%	29%		22%	34%

(a)	On April 15, 2020, the Fund effected a 1 for 20 reverse share split (See Note 11). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

71

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Rare Earth/Strategic Metals ETF(a)
	Year Ended December 31,
	2021	2020	2019		2018	2017

Net asset value, beginning of year	$65.41	$40.41	$40.68		$89.25	$50.70
Net investment income(b)	0.08	0.58	0.90		1.98	1.32
Net realized and unrealized gain (loss) on investments	52.12	24.95	(0.54	)(c)	(45.48)	39.84
Total from investment operations	52.20	25.53	0.36		(43.50)	41.16
Distributions from:
Net investment income	(5.89)	(0.53)	(0.63)		(5.07)	(2.61)
Net asset value, end of year	$111.72	$65.41	$40.41		$40.68	$89.25
Total return(d)	80.09%	63.22%	0.91%		(48.70)%	81.43%
Ratios to average net assets
Gross expenses	0.53%	0.63%	0.64%		0.63%	0.73%
Net expenses	0.53%	0.59%	0.60%		0.59%	0.61%
Net expenses excluding interest expense	0.53%	0.57%	0.57%		0.57%	0.57%
Net investment income	0.08%	1.44%	2.14%		2.73%	1.99%
Supplemental data
Net assets, end of year (in millions)	$1,014	$322	$193		$93	$182
Portfolio turnover rate(e)	74%	70%	64%		68%	57%

(a)	On April 15, 2020, the Fund effected a 1 for 3 reverse share split (See Note 9). Per share data has been adjusted to reflect the reverse share split.
(b)	Calculated based upon average shares outstanding
(c)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

72

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Steel ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$44.57	$37.74	$34.87	$45.74	$37.82
Net investment income(a)	3.19	0.71	1.16	1.30	0.92
Net realized and unrealized gain (loss) on investments	9.25	6.95	2.75	(9.99)	8.12
Total from investment operations	12.44	7.66	3.91	(8.69)	9.04
Distributions from:
Net investment income	(3.76)	(0.77)	(1.04)	(2.18)	(1.12)
Return of capital	—	(0.06)	—	—	—
Total distributions	(3.76)	(0.83)	(1.04)	(2.18)	(1.12)
Net asset value, end of year	$53.25	$44.57	$37.74	$34.87	$45.74
Total return(b)	27.91%	20.57%	11.02%	(18.94)%	23.86%
Ratios to average net assets
Gross expenses	0.56%	0.95%	0.71%	0.61%	0.62%
Net expenses	0.55%	0.56%	0.56%	0.56%	0.56%
Net expenses excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Net investment income	5.48%	2.31%	3.11%	2.80%	2.25%
Supplemental data
Net assets, end of year (in millions)	$112	$77	$66	$58	$151
Portfolio turnover rate(c)	25%	34%	19%	16%	31%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

73

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Uranium+Nuclear Energy ETF
	Year Ended December 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$49.35	$48.71	$49.67	$49.09	$47.55
Net investment income (a)	1.44	0.89	1.07	1.30	1.35
Net realized and unrealized gain (loss) on investments	5.20	0.85	(0.85)	1.22	2.57
Total from investment operations	6.64	1.74	0.22	2.52	3.92
Distributions from:
Net investment income	(1.09)	(1.10)	(1.18)	(1.94)	(2.38)
Net asset value, end of year	$54.90	$49.35	$48.71	$49.67	$49.09
Total return (b)	13.48%	3.59%	0.44%	5.15%	8.27%
Ratios to average net assets
Gross expenses	0.89%	1.25%	0.93%	0.85%	0.89%
Net expenses	0.60%	0.60%	0.61%	0.60%	0.61%
Net expenses excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	2.70%	1.97%	2.13%	2.58%	2.67%
Supplemental data
Net assets, end of year (in millions)	$35	$18	$23	$26	$28
Portfolio turnover rate (c)	25%	25%	15%	32%	19%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

74

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) (formerly known as VanEck Vectors ETF Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

Agribusiness ETF	Non-Diversified
Future of Food ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified

Each Fund, except for Future of Food ETF, was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in approximately the same weighting as their index. The Future of Food ETF is an actively managed ETF that seeks long-term capital appreciation and invests primarily in securities of companies engaged in Agri-Food technology and innovation.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Funds’ valuation policies and procedures,
75

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders— Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation— Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations.
76

Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities— In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at December 31, 2021 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2022, to waive management fees and assume expenses to prevent each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The Future of Food ETF and Green Metals ETF utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Fund, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses until at least May 1, 2023.

The management fee rates and expense limitations for the year ended December 31, 2021, are as follows:

Fund	Management Fees	Expense Limitations
Agribusiness ETF	0.50%	0.56%
Future of Food ETF	0.69	0.69
Gold Miners ETF	0.50	0.53
Green Metals ETF	0.59	0.59
Junior Gold Miners ETF	0.50	0.56
Low Carbon Energy ETF	0.50	0.62
Natural Resources ETF	0.50	0.49
Oil Refiners ETF	0.50	0.59
77

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Management Fees	Expense Limitations
Oil Services ETF	0.35	0.35
Rare Earth/Strategic Metals ETF	0.50	0.57
Steel ETF	0.50	0.55
Uranium+Nuclear Energy ETF	0.50	0.60

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At December 31, 2021, the Adviser owned approximately 2,500 shares of Gold Miners ETF.

Note 4—Capital Share Transactions—As of December 31, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
Agribusiness ETF	$198,957,521	$191,588,782	$443,237,745	$264,709,311
Future of Food ETF	—	—	2,429,014	—
Gold Miners ETF	2,104,793,187	2,117,175,135	2,030,396,134	3,479,960,105
Green Metals ETF	6,301,899	1,149,650	10,367,963	—
Junior Gold Miners ETF	1,231,728,556	1,275,945,072	453,700,835	868,934,890
Low Carbon Energy ETF	253,568,809	232,840,330	187,442,210	164,321,756
Natural Resources ETF	20,965,624	19,750,171	36,701,798	4,579,933
Oil Refiners ETF	3,752,412	3,669,382	598,522	—
Oil Services ETF	534,796,163	531,043,650	4,204,706,253	2,633,339,978
Rare Earth/Strategic Metals ETF	680,986,789	585,629,138	335,477,430	121,473,792
Steel ETF	36,492,578	36,456,615	242,542,423	216,331,832
Uranium+Nuclear Energy ETF	6,402,324	6,369,738	14,593,508	—
78

Note 6—Income Taxes—As of December 31, 2021, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$979,781,441	$302,332,401	$(69,976,224)	$232,356,177
Future of Food ETF	2,429,014	109,732	(74,658)	35,074
Gold Miners ETF	12,108,424,860	2,090,056,979	(846,619,325)	1,243,437,654
Green Metals ETF	15,500,367	708,979	(503,376)	205,603
Junior Gold Miners ETF	4,958,253,906	545,051,870	(886,518,384)	(341,466,514)
Low Carbon Energy ETF	276,800,361	64,374,696	(25,538,413)	38,836,283
Natural Resources ETF	81,847,745	19,480,241	(3,566,303)	15,913,938
Oil Refiners ETF	19,143,000	3,161,319	(2,636,039)	525,280
Oil Services ETF	2,612,934,462	4,388,831	(453,226,439)	(448,837,608)
Rare Earth/Strategic Metals ETF	742,119,328	342,876,668	(26,740,553)	316,136,115
Steel ETF	134,132,236	2,841,217	(23,318,653)	(20,477,436)
Uranium+Nuclear Energy ETF	30,880,600	5,835,535	(1,481,416)	4,354,119

At December 31, 2021, the components of total distributable earnings (losses) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses/ Undistributed Capital Gains	Qualified Late-Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Agribusiness ETF	$85,261	$(727,559,350)	$–	$(572,476)	$232,344,249	$(495,702,316)
Future of Food ETF	1,943	–	–	–	35,078	37,021
Gold Miners ETF	7,357,510	(11,042,079,476)	–	(1,364,021)	1,243,441,032	(9,792,644,955)
Green Metals ETF	2,744	(27,331)	–	–	211,166	186,579
Junior Gold Miners ETF	19,229,787	(4,479,905,290)	–	(355,727)	(341,468,764)	(4,802,499,994)
Low Carbon Energy ETF	33,514	(54,776,092)	–	(18,125)	38,839,482	(15,921,221)
Natural Resources ETF	10,138	(46,269,388)	–	(14,854)	15,914,934	(30,359,170)
Oil Refiners ETF	–	(7,574,557)	(653)	(882)	524,332	(7,051,760)
Oil Services ETF	–	(1,861,426,058)	–	(210,231)	(448,837,608)	(2,310,473,897)
Rare Earth/Strategic Metals ETF	–	(268,463,776)	(14,669,289)	(23,039)	316,139,766	32,983,662
Steel ETF	74,416	(156,032,043)	–	(20,130)	(20,477,436)	(176,455,193)
Uranium+Nuclear Energy ETF	747,125	(85,186,072)	–	(13,073)	4,354,164	(80,097,856)

*	Qualified late year losses incurred after October 31, 2021 are deemed to arise on January 1, 2022.

The tax character of dividends paid to shareholders was follows:

	2021	2020
Fund	Ordinary Income	Ordinary Income	Return of Capital
Agribusiness ETF	$13,850,800	$8,649,640	$–
Gold Miners ETF	224,002,317	85,977,700	–
Junior Gold Miners ETF	80,009,332	99,001,811	–
Low Carbon Energy ETF	1,340,155	149,937	–
Natural Resources ETF	2,140,110	1,274,940	–
Oil Refiners ETF	470,018	450,520	11,480
Oil Services ETF	21,600,606	8,700,087	–
Rare Earth/Strategic Metals ETF	54,350,856	2,500,183	–
Steel ETF	8,650,070	1,160,720	89,230
Uranium+Nuclear Energy ETF	700,021	401,975	–
79

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

At December 31, 2021, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
Agribusiness ETF	$(175,905,265)	$(551,654,085)	$(727,559,350)
Gold Miners ETF	(1,805,505,732)	(9,236,573,744)	(11,042,079,476)
Green Metals ETF	(27,331)	–	(27,331)
Junior Gold Miners ETF	(1,648,480,658)	(2,831,424,632)	(4,479,905,290)
Low Carbon Energy ETF	(7,146,828)	(47,629,264)	(54,776,092)
Natural Resources ETF	(3,940,074)	(42,329,314)	(46,269,388)
Oil Refiners ETF	(3,229,685)	(4,344,872)	(7,574,557)
Oil Services ETF	(234,798,568)	(1,626,627,490)	(1,861,426,058)
Rare Earth/Strategic Metals ETF	(35,999,127)	(232,464,649)	(268,463,776)
Steel ETF	(13,384,193)	(142,647,850)	(156,032,043)
Uranium+Nuclear Energy ETF	(13,930,669)	(71,255,403)	(85,186,072)

During the year ended December 31, 2021, Rare Earth/Strategic Metals ETF utilized $47,258,607 of its capital loss carryovers available from prior years.

During the year ended December 31, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment of gains/losses from securities redeemed in-kind and earnings attributable to the redemption of shares, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
Agribusiness ETF	$(113,044,884)	$113,044,884
Gold Miners ETF	(1,197,900,325)	1,197,900,325
Junior Gold Miners ETF	(226,571,818)	226,571,818
Low Carbon Energy ETF	(72,984,381)	72,984,381
Natural Resources ETF	(1,684,527)	1,684,527
Oil Services ETF	(368,251,244)	368,251,244
Rare Earth/Strategic Metals ETF	(60,311,008)	60,311,008
Steel ETF	(39,387,633)	39,387,633

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2021, the Funds did not incur any interest or penalties.

Note 7—Principal Risks— Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the

80

recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

The respiratory disease caused by a novel coronavirus, which has spread internationally and declared as a pandemic by the World Health Organization, has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, loss of life, as well as general concern and uncertainty. The coronavirus has already negatively impacted the economies of many nations, individual companies, and the market. This pandemic is expected to have a continued impact in ways that cannot necessarily be foreseen presently.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds of the Trust as directed by the Trustees.

Except for Future of Food ETF and Green Metals ETF, expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities. The Adviser is responsible for paying the expenses associated with the Plan for the Future of Food ETF and Green Metals ETF, and therefore the Fund bears no costs or liabilities relative to the Plan.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2021 is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2021:

81

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
Agribusiness ETF	$67,313,739	$30,234,590	$38,392,921	$68,627,511
Gold Miners ETF	197,100,880	100,558,651	103,414,258	203,972,909
Junior Gold Miners ETF	242,438,677	130,584,513	123,145,146	253,729,659
Low Carbon Energy ETF	32,292,446	14,590,565	19,123,733	33,714,298
Natural Resources ETF	5,599,764	268,125	5,604,498	5,872,623
Oil Services ETF	23,922,680	19,056,337	39,976,373	59,032,710
Rare Earth/Strategic Metals ETF	201,037,859	45,463,521	164,139,688	209,603,209
Steel ETF	28,461,369	1,788,159	27,058,388	28,846,547
Uranium+Nuclear Energy ETF	1,558,375	106,776	1,538,710	1,645,486

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2021:

Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Equity Securities
Agribusiness ETF	$30,234,590
Gold Miners ETF	100,558,651
Junior Gold Miners ETF	130,584,513
Low Carbon Energy ETF	14,590,565
Natural Resources ETF	268,125
Oil Services ETF	19,056,337
Rare Earth/Strategic Metals ETF	45,463,521
Steel ETF	1,788,159
Uranium+Nuclear Energy ETF	106,776

* Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2021, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Agribusiness ETF	177	$1,036,897	1.43%
Gold Miners ETF	147	8,174,003	1.43
Green Metals ETF	15	472,596	1.43
Junior Gold Miners ETF	12	6,838,783	1.44
Low Carbon Energy ETF	240	1,042,995	1.44
Natural Resources ETF	235	230,884	1.44
Oil Services ETF	192	1,276,353	1.44
Rare Earth/Strategic Metals ETF	81	1,095,901	1.43
Steel ETF	112	931,162	1.44
Uranium+Nuclear Energy ETF	3	215,542	1.43

Outstanding loan balances as of December 31, 2021, if any, are reflected in the Statements of Assets and Liabilities.

82

Note 11—Share Split— The Board of Trustees approved a 1 for 20 reverse share split for Oil Services ETF, and 1 for 3 reverse share split for Rare Earth/Strategic Metals ETF. On April 15, 2020, shares began trading on a split-adjusted basis. The Statements of Changes in net Assets and Financial Highlights prior to April 15, 2020 have been adjusted to reflect these reverse share splits.

Note 12—Other— At a meeting held on February 24, 2021, the Board of Trustees of the Trust approved changing VanEck Low Carbon Energy ETF benchmark index from the Ardour Global Index (Extra Liquid) to the MVIS Global Low Carbon Energy Index effective on or after April 26, 2021. As a result of this change they also approved changing the Fund’s investment objective and its principal investment strategy. The Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS Global Low Carbon Energy Index.

Note 13—Subsequent Event Review—The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 1, 2022, the Natural Resources ETF and Oil Services ETF converted to a unitary management fee structure, pursuant to which the Adviser has agreed to pay all expenses the Funds (excluding the fee payment under the investment management agreement of 0.49% and 0.35% of average net assets, respectively, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes, and extraordinary expenses) until at least May 1, 2023.

83

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Agribusiness ETF, VanEck Future of Food ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Steel ETF, and VanEck Uranium+Nuclear Energy ETF and the Board of Trustees of VanEck ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VanEck Agribusiness ETF, VanEck Future of Food ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Steel ETF and VanEck Uranium+Nuclear Energy ETF (collectively referred to as the “Funds”) (twelve of the funds constituting VanEck ETF Trust (the “Trust”)), including the schedules of investments, as of December 31, 2021, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting VanEck ETF Trust) at December 31, 2021, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the VanEck ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

VanEck Agribusiness ETF

VanEck Gold Miners ETF

VanEck Junior Gold Miners ETF

VanEck Low Carbon Energy ETF

VanEck Natural Resources ETF

VanEck Oil Refiners ETF

VanEck Oil Services ETF

VanEck Rare Earth/Strategic Metals ETF

VanEck Steel ETF

VanEck Uranium+Nuclear Energy ETF

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021	For each of the five years in the period ended December 31, 2021
VanEck Green Metals ETF	For the period from November 10, 2021 (commencement of operations) through December 31, 2021	For the period from November 10, 2021 (commencement of operations) through December 31, 2021	For the period from November 10, 2021 (commencement of operations) through December 31, 2021
VanEck Future of Food ETF	For the period from December 1, 2021 (commencement of operations) through December 31, 2021	For the period from December 1, 2021 (commencement of operations) through December 31, 2021	For the period from December 1, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are

84

free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York
February 28, 2022

85

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021:

Fund	Ordinary Income Amount Paid Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*	Foreign Source Income*	Foreign Taxes Paid Per Share**
Agribusiness ETF	$1.11700	100.00%	50.97%	–%	$–
Gold Miners ETF	0.53480	100.00	33.25	74.76	0.050098
Junior Gold Miners ETF	0.74540	39.74	0.71	40.38	0.044265
Low Carbon Energy ETF	0.71160	100.00	36.63	76.95	0.096150
Natural Resources ETF	1.01910	94.06	36.35	66.61	0.047541
Oil Refiners ETF	0.64830	100.00	39.51	68.31	0.067898
Oil Services ETF	1.80750	98.42	46.66	–	–
Rare Earth/Strategic Metals ETF	5.89170	8.18	–	7.84	0.027275
Steel ETF	3.76090	74.83	7.61	91.93	0.092186
Uranium+Nuclear Energy ETF	1.09100	80.64	50.64	–	–

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

Please consult your tax advisor for proper treatment of this information.

86

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

Decemeber 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	62	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	62	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	62	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	74	Director, Food and Friends, Inc., 2013 to present.
87

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	74	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
88

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
89

VANECK ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

December 31, 2021

VanEck Natural Resources ETF and VanEck Oil Services ETF

At a meeting held on June 17, 2021 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of the investment management agreement (the “Investment Management Agreement”) between the Trust and Van Eck Associates Corporation (the “Adviser”) with respect to the VanEck Natural Resources ETF and VanEck Oil Services ETF (each, a “Fund” and together, the “Funds”).

Subsequent to the approval of the Investment Management Agreement at the Renewal Meeting, at a meeting held on November 30, 2021 (the “November Meeting”), the Board of the Trust, including all of the Independent Trustees, approved an amended and restated Investment Management Agreement (the “Amended and Restated Investment Management Agreement”) between the Trust and the Adviser to convert the Funds to a unitary fee structure, pursuant to which the Adviser will pay all of the direct expenses of the Funds (excluding fees under the Amended and Restated Investment Management Agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) in exchange for an annual unitary management fee rate equal to or lower than the existing management fee rate for each Fund. The Amended and Restated Investment Management Agreement became effective on January 1, 2022.

The Board’s approval of the Amended and Restated Investment Management Agreement was based on a comprehensive consideration of all the information available to the Trustees and was not the result of any single factor. In approving the Amended and Restated Investment Agreement, the Trustees also considered the information about the expenses of each Fund they received at the Renewal Meeting to approve the Investment Management Agreement, as well as additional information obtained at other meetings of the Board. A discussion regarding the factors the Board considered in the renewal of the Investment Management Agreement with respect to each Fund is available in the Trust’s semi-annual report for the period ended June 30, 2021. Some of the additional factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

Among other things, the Trustees considered the terms and scope of services that the Adviser would provide under the Amended and Restated Investment Management Agreement and representations from the Adviser that the services to be provided by the Adviser to the Funds would not decrease in scope or quality under the unitary fee structure. The Trustees also considered the risks being assumed by the Adviser under the unitary fee structure and the potential expense stability that may inure to the benefit of shareholders of the Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the November Meeting as part of their consideration of the Amended and Restated Investment Management Agreement.

In voting to approve the adoption of the Amended and Restated Investment Management Agreement, the Trustees, including the Independent Trustees, concluded that the terms of the Amended and Restated Investment Management Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that, at the time of their considerations, the Amended and Restated Investment Management Agreement is in the best interest of each Fund and such Fund’s shareholders.

VanEck Bitcoin Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Future of Food ETF and VanEck Green Metals ETF

At a meeting held on September 14, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the

90

VanEck Bitcoin Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Future of Food ETF (formerly known as VanEck Future of Food II ETF) and VanEck Green Metals ETF (the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Funds’ proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of each Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to the Funds. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Funds by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreements are in the best interest of the Funds and the Funds’ shareholders.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	NRAR

ANNUAL REPORT December 31, 2021

BITCOIN STRATEGY ETF	XBTF

800.826.2333	vaneck.com

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Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2021.

VANECK BITCOIN STRATEGY ETF

PRESIDENT’S LETTER

December 31, 2021 (unaudited)

Dear Fellow Shareholders:

This letter addresses two topics: a review of the markets today and, second, two multi-year themes.

The Economy

In 2021, the year began with the global economy hurtling forward like a car at top speed. But in the fall, the Fed started reducing its stimulative policies, especially as inflation statistics hit multi-decade highs.

As this point, the markets face several points of uncertainty. The most important concern is: will the Fed “hit the brakes” too hard as it reduces stimulus measures? But also, since China has been a large driver of global growth over the past 20 years, how long will China’s slow-down last and how deep will it be? Will Chinese policymakers stimulate the economy if growth slows too much?

“Net net”, I think our economy and markets can handle the withdrawal of Fed stimulus. While market returns may underwhelm in 2022, there is no reason to sell and try to time the market.

I expect that inflation will persist because I believe that deflation over the past 20 years was primarily driven by the supply shock as China joined the world economy. As a counter-example, there was inflation in the 1970s, and do we think there was no technology applied in that decade?

We are still debating whether we have an inflation problem. And I continue to believe that only later this year will we know whether we have permanent inflation—after all the COVID-19 distortions are behind us.

It is true that we are talking about supply chain issues and labor market issues longer than the transitory camp would like. But, while commodity price inflation matters, the real concern about inflation and financial markets is wage inflation, since this tends to be longer-lasting and may affect long-term interest rates. I believe that the tight labor conditions we have today will persist, even as the economy slows down.

If inflation doesn’t push rates higher, I don’t think the Fed will hit the brakes too hard by raising rates further than they have already indicated. Toward the end of last year, Bank of America released a research note1 that said over half of the S&P 500® Index’s returns in the past decade can be attributed to the Fed’s balance sheet expansion, rather than earnings. We live in an era in which the Fed has an eye on the financial markets. We still see little reason why that would change.

As to China, at the end of December 2021, the official purchasing managers’ indices (PMIs), our favorite indicators, showed signs of improvement for the second month in a row. This was a welcome development. But multiple growth headwinds remain: the small companies’ PMI sinking to 46.5 (the lowest since February 2020) was a firm reminder that the dovish policy tilt is justified, with more targeted support expected in the coming months. Despite this, though, we think policy makers have all the tools, including liquidity moves, to avoid a crash.

Multi-Year Investment Themes

So what to do in your portfolio? We continue to focus on two multi-year investment themes.

The first theme is the energy transition away from fossil fuels. We see this not only as being driven by government policy, but also by innovation in the private sector. In our resources portfolios, we’re looking for disruptive companies in the sectors that need to be more energy efficient. One is agriculture (which emits about as much CO2 as the energy sector). AgTech businesses are embracing technology to modernize agriculture, leading to higher crop yields, safer crop chemicals and other innovations in food production to provide healthy diets for the world’s growing population.

As the economy grows and demand for commodities grows, increasing supply has become harder. This is in part due to environmental, social and governance (ESG) policies in place, causing “greenflation” and a multi-year trend of price pressure. Finding supply sources like new copper, lithium or gold mines is harder because of, to a certain extent, the environmental impact of these activities. I think this supply issue will continue

2

to underpin commodity prices, and this is why I believe that commodity equities remain an interesting investment that people should have in their portfolios.

The second theme is the use of blockchain in a large variety of industries, but especially finance and entertainment. And especially in the field of “smart contracts.” New open source database technology is enabling incredibly rapid adoption and at much lower cost than traditional companies using prior generation technology. The fintech revolution that goes hand in hand with crypto is something we find really exciting. Of course there are some over-valued companies, but we think it’s another interesting multi-year trend that investors should consider.

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the Fund for the period ended December 31, 2021. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2022

PS The investing outlook can change suddenly, as it certainly did in 2021. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1Source: Bloomberg, https://www.bloomberg.com/news/articles/2021-09-08/bofa-s-subramanian-dumps-dire-stock-call-to-catch-up-with-rally

3

VANECK BITCOIN STRATEGY ETF

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2021 - December 31, 2021(a)
Actual (b)	$1,000.00	$706.90	0.65%	$0.70
Hypothetical(c)	$1,000.00	$1,021.93	0.65%	$3.31
(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2021), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio (for the period from November 16, 2021 (commencement of operations) to December 31, 2021) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
(c)	Assumes annual return of 5% before expenses
4

VANECK BITCOIN STRATEGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2021

	Par (000’s)	Value
Short-Term Investments: 59.4%
United States Treasury Obligations: 59.4%
United States Treasury Bills
0.00%, 03/17/22	$1,300	$1,299,868
0.01%, 03/08/22	1,500	1,499,880
0.05%, 02/10/22	1,100	1,099,968
0.05%, 03/03/22	2,500	2,499,826
0.05%, 03/24/22	3,000	2,999,659
		9,399,201
Total Short-Term Investments: 59.4% (Cost: $9,399,152)		9,399,201
Other assets less liabilities: 40.6%		6,412,660
NET ASSETS: 100.0%		$15,811,861

Futures Contracts

Long Exposure

Reference Entity	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
CME Bitcoin	69	01/28/22	$15,806,175	$(1,040,736)

Summary of Investments by Sector	% of Investments	Value
Government Activity	100.0%	$9,399,201

The summary of inputs used to value the Fund’s investments as of December 31, 2021 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$9,399,201	$—	$9,399,201
Other Financial Instruments:
Futures Contracts	$(1,040,736)	$—	$—	$(1,040,736)

See Notes to Financial Statements

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VANECK BITCOIN STRATEGY ETF

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments, at value
Unaffiliated issuers (1)	$9,399,201
Cash	984,476
Cash on deposit with broker for futures contracts	6,475,291
Net deferred tax	—
Total assets	16,858,968
Liabilities:
Payables:
Due to Adviser	7,607
Variation margin on futures contracts	1,039,500
Total liabilities	1,047,107
NET ASSETS	$15,811,861
Shares outstanding	350,000
Net asset value, redemption and offering price per share	$45.18
Net Assets consist of:
Aggregate paid in capital	$20,573,281
Total distributable earnings (loss)	(4,761,420)
NET ASSETS	$15,811,861
(1) Cost of investments - Unaffiliated issuers	$9,399,152

See Notes to Financial Statements

6

VANECK BITCOIN STRATEGY ETF

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2021 (a)

Income:
Interest	$453
Total income	453
Expenses:
Management fees	11,779
Total expenses	11,779
Net investment loss, before income taxes	(11,326)
Net current and deferred tax benefit/(expense) (See Note 6)	—
Net investment loss, net of income taxes	(11,326)
Net realized gain (loss) on:
Investments	3
Futures contracts	(3,709,410)
Current and deferred tax benefit/(expense) (See Note 6)	—
Net realized loss, net of income taxes	(3,709,407)
Net change in unrealized appreciation (depreciation) on:
Investments	49
Futures contracts	(1,040,736)
Current and deferred tax benefit/(expense) (See Note 6)	—
Net change in unrealized appreciation (depreciation), net of income taxes	(1,040,687)
Net Decrease in Net Assets Resulting from Operations	$(4,761,420)

(a) For the period November 16, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

7

VANECK BITCOIN STRATEGY ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2021 (a)
Operations:
Net investment loss	$(11,326)
Net realized loss	(3,709,407)
Net change in unrealized appreciation (depreciation)	(1,040,687)
Net decrease in net assets resulting from operations	(4,761,420)
Share transactions*:
Proceeds from sale of shares	20,573,281
Net increase in net assets resulting from share transactions	20,573,281
Total increase in net assets	15,811,861
Net Assets:
Beginning of period	—
End of period	$15,811,861
* Shares of Common Stock Issued (no par value):
Shares sold	350,000
Net increase	350,000

(a)	For the period November 16, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

8

VANECK BITCOIN STRATEGY ETF

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$63.91
Net investment loss (b)	(0.04)
Net realized and unrealized loss on investments	(18.69)
Total from investment operations	(18.73)
Net asset value, end of period	$45.18
Total return (c)	(29.31	)%(d)
Ratios to average net assets
Expenses	0.65	%(e)
Net investment loss	(0.62	)%(e)
Supplemental data
Net assets, end of period (in millions)	$16
Portfolio turnover rate	—	%(d)

(a)	For the period November 16, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

9

VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate to the Bitcoin Strategy ETF (the “Fund”). The Fund is actively managed and seeks to achieve its investment objective by investing in standardized, cash-settled bitcoin futures contracts (“Bitcoin Futures”) traded on the Chicago Mercantile Exchange. The Fund is classified as “non-diversified”. This means that the Fund may invest more of its assets in securities of a single issuer than that of a diversified fund. Van Eck Absolute Return Advisers Corporation (the “Adviser”) serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”).

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follows accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Security Valuation— The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Futures contracts are generally valued at the official settlement price on the primary exchange on which they trade and are categorized as Level 1 in the fair value hierarchy (described below). Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Funds’ Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value (“NAV”) and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of the Adviser provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and
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liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about the valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal and Other Income Taxes— The Fund intends to invest primarily in Bitcoin Futures, which generally are treated as futures contracts on property for federal income tax purposes. As such, they do not generate qualifying income for the purpose of qualifying as a Regulated Investment Company (“RIC”) for tax purposes. Accordingly, the Fund does not intend to qualify, and will not qualify as a RIC pursuant to Subchapter M of the Internal Revenue Code and will be taxed as a C-corporation. As a C-corporation, the Fund is obligated to pay federal, state and local income tax on its taxable income. The amount of taxes currently payable by the Fund will vary depending on the amount of income and gains derived from investments and such taxes will reduce the return on an investment in the Fund. Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund’s shares will be reduced by the accrual of any current or deferred tax liabilities.

The tax expense or benefit attributable to certain components of income will be included in the Statement of Operations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for federal income tax purposes. Deferred tax assets and liabilities are calculated utilizing effective tax rates expected to be applied to taxable income in the years the temporary differences are realized or settled. A valuation allowance will be recognized if, based on the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realizable. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. It is the Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations.

C.	Distributions to Shareholders— Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid annually. Because the Fund is taxed as a C corporation, all of the distributions paid by the Fund will be treated as dividend income for U.S. federal income tax purposes. Unlike a RIC, the Fund will not pay capital gain dividends.

D.	Use of Derivative Instruments— The Fund invests in futures contracts, which are derivative instruments. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The
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VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Futures Contracts— Futures contracts are financial contracts, the value of which depends on, or is derived from, the underlying reference asset. In the case of cash-settled Bitcoin Futures, the underlying reference asset is bitcoin. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are generally made or received by the Fund each day depending on the fluctuations in the value of the Bitcoin Futures. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures, until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Bitcoin Strategy ETF held futures contracts for two months during the period ended December 31, 2021, of which the average notional amount for the period was $16,500,723. Futures contracts held by Bitcoin Strategy ETF at December 31, 2021 are reflected in the Schedule of Investments.

At December 31, 2021, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Digital Assets Risk
Futures contracts[1]	$(1,039,500)

[1]	Statement of Assets and Liabilities location: Variation margin on futures contracts

The impact of transactions in derivative instruments during the period ended December 31, 2021, was as follows:

Digital Assets Risk

Realized gain (loss):
Futures contracts[1]	$(3,709,410)
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$(1,040,736)

[1]	Statement of Operations location: Net realized gain (loss) on futures contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts

E.	Offsetting Assets and Liabilities— In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of
12

offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held for derivative instruments at December 31, 2021 is presented in the Statement of Assets and Liabilities. For financial reporting purposes, the Fund presents derivative instruments on a gross basis in the Statement of Assets and Liabilities. At December 31, 2021, the Fund held no derivative instruments eligible for offset.

F.	Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date.

The Fund earns interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statement of Operations.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, acquired fund fees and expenses, interest expense, offering costs, trading expenses (except that the Adviser will pay any net account or similar fees charged by futures commission merchants), taxes, extraordinary expenses.

Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and distributor.

Note 4— Capital Share Transactions — As of December 31, 2021, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”). Due to various legal and operational constraints, Creation Units of the Fund are issued principally for cash.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Fund may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statement of Changes in Net Assets.

Note 5—Investments—During the period ended December 31, 2021, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 6—Income Taxes— The income tax expense/(benefit) for the respective categories on the Statement of Operations for the period ended December 31, 2021 are as follows:

	Net Investment Loss	Net Realized Loss	Change in Net Unrealized Depreciation	Total
Current tax expense (benefit)	$—	$—	$—	$—
Deferred tax expense (benefit)	(2,508)	(821,634)	(230,512)	(1,054,654)
Change in Valuation Allowance	2,508	821,634	230,512	1,054,654
Total	$—	$—	$—	$—
13

VANECK BITCOIN STRATEGY ETF

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund is currently using an estimated 22.15% tax rate for federal, state and local tax which is composed of a 21% federal tax rate and an assumed 1.15% rate attributable to state taxes (net of federal benefit). The Fund’s federal and state income tax expense / (benefit) consists of the following:

	Federal	State	Total
Current tax expense (benefit)	$—	$—	$—
Deferred tax expense (benefit)	(999,898)	(54,756)	(1,054,654)
Change in Valuation Allowance	999,898	54,756	1,054,654
Total	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

The differences between the Fund’s income tax expense/(benefit) (current and deferred) and the amount calculated by applying the federal and state statutory income tax rates to net investment income/(loss) and realized and unrealized gain/(loss) on investments before taxes are as follows:

	December 31, 2021
	Amount	Rate
Income tax expense/(benefit) at statutory rates	$(999,898)	21.00%
State income tax, net of federal benefit	(54,756)	1.15
Change in Valuation Allowance	1,054,654	(22.15)
Net income tax expense/(benefit)	—	—

Components of the Fund’s deferred tax assets and liabilities are as follows:

For the Period Ended December 31, 2021
Deferred Tax Assets:
Capital loss carryforward	$1,052,157
Net operating loss carryforward	2,508
Total Deferred Tax Assets	1,054,665
Deferred Tax Liabilities:
Unrealized gain on investments	(11)

Net Deferred Tax Asset/(Liability) before valuation allowance	1,054,654

Less Valuation Allowance	(1,054,654)

Net Deferred Tax Asset/(Liability)	$—

The Fund reviews the recoverability of its deferred tax asset based upon the weight of the available evidence. When assessing the recoverability of its deferred tax assets, management considers available carrybacks, reversing temporary taxable differences, projections of future taxable income and tax planning (if any). The Fund has recorded a valuation allowance of $1,054,646 against its net deferred tax asset at December 31, 2021 as the Fund believes it is more-likely-than-not the asset will not be realized within the relevant carryforward periods. The Fund may be required to modify the estimates or assumptions it uses regarding the deferred tax asset or liability as new information becomes available. Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund’s shares will also be reduced by the accrual of any deferred tax liabilities.

14

The Fund recognizes the tax benefits of uncertain positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. and State tax returns filed or expected to be filed since inception of the Fund. The Fund’s tax years are open for examination by U.S. and state tax authorities for all applicable periods. The Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will change materially in the next year.

As of December 31, 2021, the Fund had the following estimated net operating loss:

Amount	Expiration
$(11,326)	No Expiration

Under current tax law, net operating loss carryforwards (“NOLs”) cannot be carried back but can be carried forward indefinitely. Additionally, the utilization of NOLs generated in tax years will be limited to the lesser of the aggregate of available NOLs or 80% of taxable income. The 80% limitation is effective for any NOLs generated in the current fiscal period ending December 31, 2021.

As of December 31, 2021, the Fund had the following estimated capital loss carryforward:

Amount	Expiration
$(4,750,094)	12/31/2026

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore, the use of this capital loss carryforward is dependent upon the Fund generating sufficient net capital gains prior to the expiration of the loss carryforward.

There are no differences between the book and tax unrealized appreciation / depreciation on the Fund’s investments.

Note 7—Principal Risks—The Fund’s assets are concentrated in Bitcoin Futures. By concentrating the Fund’s assets, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on bitcoin or the digital asset industry will negatively impact the Fund to a greater extent than if the Fund’s net assets were invested in a wider variety of sectors or industries.

Bitcoin and Bitcoin Futures are relatively new asset classes and therefore the Fund’s investments in Bitcoin Futures are subject to unique and substantial risks, including the risk that the value of the Fund’s investments could decline rapidly, including to zero. Bitcoin and Bitcoin Futures have historically been more volatile than traditional asset classes.

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of trustee fees until retirement, disability or termination from the Board. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Fund as directed by the Trustees. The Adviser is responsible for paying the expenses associated with the Plan.

Note 9—Subsequent Event Review—The Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

15

VANECK BITCOIN STRATEGY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VanEck Bitcoin Strategy ETF and the Board of Trustees of VanEck ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck Bitcoin Strategy ETF (the “Fund”) (one of the funds constituting VanEck ETF Trust (the “Trust”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations, statement of changes in net assets and the financial highlights for the period November 16, 2021 (commencement of operations) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck Bitcoin Strategy ETF (one of the funds constituting VanEck ETF Trust) at December 31, 2021, and the results of its operations, the changes in its net assets and its financial highlights for the period November 16, 2021 (commencement of operations) through December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 28, 2022

16

VANECK BITCOIN STRATEGY ETF

BOARD OF TRUSTEES AND OFFICERS

December 31, 2021 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	62	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director, and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	62	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	74	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	62	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (global media company), July 2020 to present; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2019.	74	Director, Food and Friends, Inc., 2013 to present.
17

VANECK BITCOIN STRATEGY ETF

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	74	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
18

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
19

VANECK BITCOIN STRATEGY ETF

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

December 31, 2021

At a meeting held on September 14, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of VanEck ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), considered and approved the investment management agreements between the Trust and Van Eck Associates Corporation (the “Adviser”) (the “Investment Management Agreements”) with respect to the VanEck Bitcoin Strategy ETF, VanEck Ethereum Strategy ETF, VanEck Future of Food ETF (formerly known as VanEck Future of Food II ETF) and VanEck Green Metals ETF (the “Funds”).

The Board’s approval of the Investment Management Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In advance of the Meeting, the Trustees received materials from the Adviser, including expense information for other funds. The Adviser provided the Trustees with information regarding, among other things, the various aspects of the Funds’ proposed investment programs, fee arrangements and service provider arrangements. The Independent Trustees’ consideration of the Investment Management Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Meeting regarding the management of the Funds, information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser, including the background and experience of the portfolio managers and others proposed to be involved in the management and administration of the Funds. The Trustees also considered the terms and scope of services that the Adviser would provide under each Investment Management Agreement, including the Adviser’s agreement to pay all of the direct expenses of each Fund (excluding the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses).

The Trustees considered the benefits, other than the fees under the Investment Management Agreements, that the Adviser would receive from serving as adviser to the Funds. The Trustees did not consider historical information about the cost of the services provided by the Adviser or the profitability of the Funds to the Adviser because the Funds had not yet commenced operations. In addition, because the Funds had not yet commenced operations, the Trustees could not consider the historical performance or actual management fees or operating expenses of, or the quality of services previously provided to, the Funds by the Adviser, although they concluded that the nature, quality, and extent of the services to be provided by the Adviser were appropriate based on the Trustees’ knowledge of the Adviser and its personnel and the operations of the other series of the Trust.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Meeting as part of their consideration of the Investment Management Agreements.

In voting to approve the Investment Management Agreements, the Trustees, including the Independent Trustees, concluded that the terms of the Investment Management Agreements are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that the Investment Management Agreements are in the best interest of the Funds and the Funds’ shareholders.

20

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	XBTFAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2021 and December 31, 2020, were $674,368 and $605,155, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2021 and December 31, 2020, were $290,725 and $442,049 respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Messrs. Chow, Hesslein, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date	March 10, 2022

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date	March 10, 2022